UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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INLAND REAL ESTATE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INLAND REAL ESTATE CORPORATION

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
AND
PROXY STATEMENT

Date:	June 27, 2013
Time:	10:00 a.m. central time
Place:	2901 Butterfield Road
Oak Brook, Illinois 60523

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, Illinois 60523
(888) 331-4732

Notice of Annual Meeting of Stockholders
to be held June 27, 2013

Dear Stockholder:

Our annual stockholders’ meeting will be held on June 27, 2013, at 10:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road in Oak Brook, Illinois 60523.  At our annual meeting, we will ask you to:

1.            elect seven directors;

2.            ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3(a).     approve the amendment and restatement of our charter (the “Charter”) to remove provisions originally included to comply with the “NASAA REIT Guidelines” as described in the proxy materials;

3(b).     approve the amendment and restatement of our Charter to accord generally with the practices of other REITs listed on the New York Stock Exchange as described in the proxy materials;

4.            vote upon a non-binding, advisory resolution to approve our executive compensation; and

5.            transact any other business that may properly be presented at the annual meeting and at any adjournment or postponement thereof.

We are relying on Securities and Exchange Commission rules that allow us to furnish proxy materials to you via the Internet.  Unless you have already requested to receive a printed set of proxy materials, you will receive a Notice Regarding the Internet Availability of Proxy Materials.  This Notice contains instructions on how to access proxy materials and authorize a proxy to vote your shares via the Internet or, if you prefer, to request a printed set of proxy materials at no additional cost to you.

Only common stockholders of record at the close of business on April 26, 2013, will be entitled to vote at the meeting or any continuation(s), postponement(s) or adjournment(s) thereof. A list of these stockholders will be available at our offices at least ten days before the annual meeting.

Please sign, date and promptly return the enclosed proxy card in the enclosed envelope, or authorize a proxy by telephone or Internet (instructions are on your proxy card), so that your shares will be represented whether or not you attend the annual meeting.

By order of the Board of Directors,

/s/ Beth Sprecher Brooks
Beth Sprecher Brooks
Senior Vice President, Secretary and General Counsel

May 17, 2013

Approval of Services and Fees	54

INTRODUCTORY NOTE – PROPOSAL 3(a) AND PROPOSAL 3(b)	55

PROPOSAL 3(a) – AMEND AND RESTATE THE CHARTER TO REMOVE PROVISIONS ORIGINALLY INCLUDED TO COMPLY WITH THE “NASAA REIT GUIDELINES”	55

PROPOSAL 3(b) – AMEND AND RESTATE THE CHARTER TO ACCORD GENERALLY WITH THE PRACTICES OF OTHER REITS LISTED ON THE NEW YORK STOCK EXCHANGE	63

PROPOSAL NO. 4 – ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION	67

STOCKHOLDER PROPOSALS	67

INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement contains information related to the annual meeting (the “annual meeting”) of stockholders to be held June 27, 2013, beginning at 10:00 a.m. central time, at our principal executive offices located at 2901 Butterfield Road, Oak Brook, Illinois 60523, and any postponements or adjournments thereof.  This proxy statement contains information we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”).

Information Regarding this Solicitation

We are delivering these proxy materials to each record holder in connection with the solicitation by our board of directors of proxies to be voted at the annual meeting, and at any continuations, postponements or adjournments thereof.  If you own shares of common stock in more than one account, such as individually and jointly with your spouse, you may receive more than one set of these materials.  Please make sure to vote all of your shares.

Available Information.  We are taking advantage of rules promulgated by the Securities and Exchange Commission that allow companies to furnish proxy materials to their stockholders over the Internet.  We believe that this e-proxy process will, among other things, result in the proxy materials being provided to stockholders more quickly and at a lower cost.  If you held shares of our common stock as of the close of business on April 26, 2013 (the “Record Date”), you are being provided with a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”).  We will send a full set of proxy materials or a Notice of Internet Availability on or about May 17, 2013, and provide access to our proxy materials over the Internet, beginning on May 13, 2013, for the holders of record and beneficial owners of our common stock as of the close of business on the Record Date.  The Notice includes instructions on accessing the proxy materials over the Internet and requesting printed copies of these materials.  Any stockholder may request to receive proxy materials in printed form, at no additional cost, by following the instructions set forth in the Notice.  The Notice of Internet Availability also instructs you on how you may authorize your proxy over the Internet.

Purpose of the Annual Meeting

The board of directors of Inland Real Estate Corporation, a Maryland corporation (referred to herein as the “Company,” “we,” “our” or “us”), is soliciting your vote for the 2013, annual meeting of the Company’s stockholders.  At the meeting, you will be asked to:

1.  elect seven directors;

2.  ratify the selection of KPMG LLP (sometimes referred to herein as “KPMG”) as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3(a) approve the amendment and restatement of our Charter to remove provisions originally included to comply with the “NASAA REIT Guidelines” as described below;

3(b) approve the amendment and restatement of our Charter to accord generally with the practices of other REITs listed on the New York Stock Exchange as described below;

4.  vote upon a non-binding, advisory resolution to approve executive compensation; and

5.  transact any other business that may properly be presented at the annual meeting and at any adjournment or postponement thereof.

Our board of directors recommends that you vote FOR each of the above proposals.

Attending the Annual Meeting.  If you plan on attending the annual meeting in person, please contact Ms. Dawn Benchelt, Director of Investor Relations, at (888) 331-4732, so that we can arrange for sufficient space to accommodate all attendees.  If you attend, please note that you may be asked to present valid government-issued picture identification.  Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your voting instruction card or brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.  Cameras, recording devices, cell phones and other electronic devices will not be permitted at the meeting other than those operated by the Company or its designees.

Other Matters.  Generally, no business aside from the items discussed in this proxy statement may be transacted at the annual meeting.  We are not aware of any other matter to be presented at the meeting; however, if any other proposals properly come before the meeting as determined by the chairman of the meeting, your proxies are authorized to act on the proposal at their discretion.  Generally, stockholders seeking to make a nomination or bring other business before the meeting must provide, among other things, notice thereof in writing to our corporate secretary at our office not less than forty-five days before the anniversary date on which we first mailed our notice of meeting and proxy materials for the meeting of stockholders held last year.  We mailed the notice and proxy materials on May 11, 2012 for the meeting of stockholders held last year.  Therefore, any stockholder desiring to nominate a person for election to our board or to bring other business before the meeting is required to have provided us with notice of any nominations or such other business by March 27, 2013.  We did not receive notice of any proposal by that date.

Information Regarding Stockholders

Stockholders Entitled to Vote.  The close of business on April 26, 2013, has been fixed as the Record Date for determining common stockholders entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements of the meeting.  A list of these stockholders will be available at our offices at least ten days before the meeting.  Common stockholders of record will have one vote for each share of our common stock that they owned at the Record Date.  There is no cumulative voting.

As of the Record Date, there were [•] shares of our common stock outstanding.  As of the Record Date, The Inland Group, Inc.  (referred to herein as “TIGI”) and its affiliates had the power to vote approximately [•] shares representing approximately [•]% of our outstanding common stock.  Daniel L. Goodwin, one of our directors, is the controlling stockholder of TIGI.

Record Holder and “Street Name” Holders.  You are a “record holder” if you held our shares directly in your name as recorded by our registrar and transfer agent, Registrar and Transfer Company, as a common stockholder at the Record Date.  If you held your shares through a bank, financial institution, trust or other nominee as of the Record Date, then you are a holder of our shares in “street name.”

Information Regarding Voting

Record Holders.  If you are a record holder, you may vote in person or by granting one or more individuals the right to vote as your proxy on the proposals.  You may authorize Thomas P. D’Arcy, Mark E. Zalatoris and Beth Sprecher Brooks to vote as your proxy in any of the following ways:

1.    by mail: sign, date and return the proxy card in the enclosed envelope;

2.    via telephone: dial (800)-690-6903 anytime prior to 3 a.m. CDT on June 27, 2013, and follow the instructions provided on the proxy card; or

3.    via the Internet: go to www.proxyvote.com anytime prior to 3 a.m. CDT on June 27, 2013, and follow the instructions provided on the proxy card.

If you return a properly executed proxy card but do not indicate how your shares should be voted, they will be voted in accordance with our board’s recommendation for each proposal.  You may revoke your proxy at any time before it is exercised by: (1) sending written notice to us to the attention of Mr. Mark E. Zalatoris; (2) providing us with a later-dated, properly executed proxy; or (3) attending the annual meeting in person and voting your shares.  Merely attending the annual meeting, without further action, will not revoke a prior grant of the right to vote your shares by proxy.

Street Name Holders.  If you hold your shares in “street name,” you must instruct your broker or other nominee to vote your shares.  You should review the voting form used by your broker or other nominee to determine the method by which you may provide voting instructions to the broker or other nominee.

Broker Non-Votes.  A broker “non-vote” occurs when a stockholder holding our shares in “street name” fails to provide voting instructions to his or her broker or other nominee.  Under the rules of the New York Stock Exchange (the “NYSE”), if you do not provide voting instructions, the firm that holds your shares will have discretionary authority to vote your shares only with respect to “routine” matters.  Of the items to be considered at our annual meeting, only the appointment of KPMG is considered “routine.”  Those non-routine items for which a stockholder’s broker or other nominee has not received instructions to vote are treated as broker “non-votes.”  If you do not provide voting instructions to your broker or other nominee, your shares will not be voted or counted towards any of the items other than Proposal 2 (Ratification of KPMG).  Broker non-votes will have the effect of a vote against each of Proposal 3(a) and Proposal 3(b).   We encourage you to provide instructions to your broker or other nominee regarding the voting of your shares.

Abstentions. Abstentions will be treated as being present at the annual meeting for purposes of establishing a quorum but will not count as a vote cast with respect to a matter. Abstentions will have the effect of a vote against each of Proposal 3(a) and Proposal 3(b) to amend and restate our Charter as described below.

Failure to Vote. A failure to attend the meeting, either in person or by proxy, will have the effect of reducing the total number of votes cast.  Because the approval of Proposal 3(a) and Proposal 3(b) (to amend and restate our Charter as described below) each require the affirmative vote of a majority of votes entitled to be cast (as opposed to a majority of votes actually cast), a failure to attend the meeting, either in person or by proxy, by a stockholder entitled to vote will have the effect of a vote against each of Proposal 3(a) and Proposal 3(b).

Tabulation of the Vote.  A representative from Broadridge will tabulate all votes cast at the annual meeting and will act as the inspector of election at the meeting.

Information Regarding Votes Necessary for Action to Be Taken

Quorum Requirement.  Persons with the right to vote a majority of our outstanding shares as of the Record Date must be present in person or by proxy in order for action to be taken at the annual meeting.  For these purposes, “abstentions” and “broker non-votes” will be counted as present for establishing a quorum.

Proposal 1 (Election of Directors).  Nominees must receive a majority of the votes cast for election at a meeting at which a quorum is present.  This means that the number of shares voted “for” a nominee must exceed the number of shares voted “against” that nominee in order for that nominee to be elected.  Only votes cast “for” or “against” are counted as votes cast with respect to a nominee.

Proposal 2 (Ratification of KPMG).  The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required for the ratification of our selection of KPMG as our independent registered public accounting firm for the year ending December 31, 2013.

Proposal 3(a) (Amendment and Restatement of our Charter).  The affirmative vote of a majority of the votes entitled to be cast is required to approve proposal 3(a) to amend and restate certain provisions of our Charter as described below.

Proposal 3(b) (Amendment and Restatement of our Charter).  The affirmative vote of a majority of the votes entitled to be cast is required to approve proposal 3(b) to amend and restate certain provisions of our Charter as described below.

Proposal 4 (Advisory Resolution on Executive Compensation).  The affirmative vote of a majority of the votes cast at a meeting at which a quorum is present is required to approve the non-binding, advisory resolution to approve executive compensation.

None of the proposals, if approved, entitle any of the stockholders to appraisal rights under Maryland law.

Costs of Proxies

We will pay the cost and expenses of printing and mailing the Notice of Internet Availability and soliciting and obtaining the proxies.  We also intend to request that brokers, banks and other nominees solicit proxies from their principals.  We will reimburse the brokers, banks and other nominees for certain expenses that they incur for these activities.  Proxies may be solicited, without additional compensation, by our directors, officers or employees by mail, telephone, email, personal interviews or other methods of communication.  We have retained Georgeson Inc. to solicit proxies.  The cost of such services is estimated to be $9,600, plus the reimbursement of out-of-pocket costs and expenses. In addition, certain of our officers, directors and employees (who will receive no extra compensation for their services) may solicit proxies by telephone, by fax or in person.

Interests of Certain Persons

No director, executive officer, nominee for election as a director or associate of any director, executive officer or nominee has any substantial interest, direct or indirect, through security holdings or otherwise, in any matter expected to be acted upon at the annual meeting.

Electronic Access/Available Information

You can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.  If you are a record holder, you can choose this option and save us the cost of producing and mailing these documents by following the instructions provided to you when you authorize your proxy over the Internet.  If you choose to receive your proxy materials by accessing the Internet, then before next year’s annual meeting, you will receive a Notice of Internet Availability of Proxy Materials when the proxy materials and annual report are available over the Internet.  Your choice will remain in effect until you tell us otherwise.  You do not have to elect Internet access each year.  To view, cancel or change your enrollment, please go to www.proxyvote.com.

We file reports, proxy materials and other information with the SEC.  These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 100 F Street, NE, Washington, D.C.  20549.  Copies also can be obtained by mail from the Public Reference Room at prescribed rates.  Please call the SEC at (800) SEC-0330 for further information on the operation of the Public Reference Room.  In addition, the SEC maintains an Internet website (http://www.sec.gov) that contains reports, proxy and information statements and other information filed electronically with the SEC.

Important Notice Regarding the Availability of Proxy Materials

This proxy statement, the proxy card and our Annual Report are available on our website at www.inlandrealestate.com.  Additional copies of this proxy statement or our Annual Report will be furnished to you, without charge, by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations.  If requested by eligible stockholders, we also will provide copies of exhibits to our Annual Report for a reasonable fee.

STOCK OWNERSHIP

Stock Owned by Certain Beneficial Owners and Management

The following table shows the amount of common stock beneficially owned (unless otherwise indicated) by: (1) persons (including any “groups” as that term is used in Section 13(d)(3) of the Exchange Act) who are known to us to beneficially own more than 5% of the outstanding shares of our common stock; (2) our directors and each nominee for director; (3) the executive officers; and (4) the directors and executive officers as a group.  Except as otherwise indicated, all information is as of April 10, 2013.  The percent of class is calculated using 89,963,501 shares outstanding as of April 10, 2013.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

Daniel L. Goodwin(1)(2)	12,358,044	(3)	13.7%
The Inland Group, Inc.(4)	12,357,719	(3)	13.7%
Inland Real Estate Investment Corporation(5)	12,129,085	(3)	13.5%
The Vanguard Group, Inc.(6)	11,294,297		12.6%
Vanguard Specialized Funds - Vanguard REIT Index Fund - 23-2834924(7)	5,906,187		6.6%
Inland Investment Stock Holding Corporation(8)	7,212,118	(3)	8.0%
BlackRock, Inc.(9)	7,773,608		9.0%
Inland Investment Advisors, Inc.(10)	4,772,513	(3)	5.3%
Mark E. Zalatoris(11)(12)	125,120		*
D. Scott Carr(11)(13)	48,652		*
Brett A. Brown(11)(14)	49,165		*
Joel D. Simmons(1)(15)	35,461		*
William W. Anderson(11)(16)	30,894		*
Heidi N. Lawton(1)(17)	28,916		*
Joel G. Herter(1)(18)	23,344		*
Beth Sprecher Brooks(11)(19)	27,096		*
Thomas H. McAuley(1)(20)	25,669		*
Thomas P. D’Arcy(1)(21)	24,769		*
Thomas R. McWilliams(1)(22)	16,669		*
All Executive Officers and Directors as a Group	12,789,679		14.0%

*              Less than 1.0%.

(1)           Director.

(2)           Mr. Goodwin’s business address is 2901 Butterfield Road, Oak Brook, Illinois 60523.  Mr. Goodwin has sole voting power over 1,980,957 shares, shared voting power over 9,107,873 shares, sole dispositive power over 5,325 shares, and shared dispositive power over 12,352,719 shares.  Mr. Goodwin and his spouse directly own 2,102,228 shares of common stock and beneficially own 5,000 shares underlying options presently exercisable.  Mr. Goodwin also beneficially owns all the shares beneficially owned by TIGI, which beneficially owns 9,091 shares directly and an additional 12,348,628 shares indirectly (including 7,212,118 shares owned directly by Inland Investment Stock Holding Corporation (“IISHC”), 137,110 shares owned directly by Partnership Ownership Corporation (“POC”) and 219,543 shares owned directly by another wholly owned subsidiary of TIGI) and 4,772,513 shares managed by Inland Investment Advisors, Inc.  (“Adviser”)).  IISHC, POC and Adviser are wholly owned subsidiaries of Inland Real Estate Investment Corporation (“IREIC”), which in turn is a wholly owned subsidiary of TIGI.  Mr. Goodwin is the controlling shareholder of TIGI.

(3)           As of April 10, 2013, 2,159,584 of the shares reported in the table as beneficially owned by Mr. Goodwin, TIGI and IREIC were pledged as security in a brokerage margin account, and 7,212,118 shares owned directly by IISHC and 137,110 shares owned directly POC, were pledged as security to banks for a secured revolving credit facility extended to IREIC.  Mr. Goodwin is neither a party to the agreement governing the credit facility nor has he directly received any proceeds from that facility. See footnote (2) above for the relationship of Mr. Goodwin, TIGI and IREIC to the pledgors IISHC and POC.

(4)           TIGI’s business address is 2901 Butterfield Road, Oak Brook, Illinois 60523.  TIGI shares voting power over 8,986,602 shares and investment power over all of the shares that it beneficially owns.  TIGI beneficially owns 9,091 shares directly and 12,348,628 shares indirectly (including 7,212,118 shares owned directly by IISHC, 137,110 shares owned directly by POC and 219,543 shares owned directly by another wholly owned subsidiary of TIGI and 4,772,513 shares managed by Adviser).

(5)           IREIC’s business address is 2901 Butterfield Road, Oak Brook, Illinois 60523.  IREIC shares voting power over 7,358,903 shares and dispositive power over all of the shares that it beneficially owns.  IREIC beneficially owns all of its shares indirectly (including 7,212,118 shares owned directly by IISHC and 219,543 shares owned directly by POC and 4,772,513 shares managed by Adviser).

(6)           The business address for The Vanguard Group, Inc. -23-1945930 is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.  The Vanguard Group has sole voting power over 221,339 shares and shared voting power over 57,000 shares and shared dispositive power over 178,339 shares and sole dispositive power 11,115,958 shares.  The information contained herein respecting The Vanguard Group, Inc. is based solely on the Schedule 13G filed with by The Vanguard Group with the SEC on February 7, 2013.

(7)           The business address for Vanguard Specialized Funds - Vanguard REIT Index Fund - 23-2834924 is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.  The Vanguard Group has sole voting power over all of the shares that it beneficially owns.  The information contained herein respecting The Vanguard Group, Inc.  is based solely on the Schedule 13G filed with by The Vanguard Group with the SEC on February 14, 2013.

(8)           IISHC’s business address is 701 North Green Valley Parkway, Henderson, Nevada 89074.  IISHC shares voting and dispositive power over all of the shares that it beneficially owns.

(9)           The business address for BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.  BlackRock, Inc.  has sole voting and dispositive power over all of the shares that it beneficially owns.  The information contained herein respecting BlackRock, Inc.  is based solely on the Schedule 13G filed by BlackRock, Inc.  with the SEC on February 1, 2013.

(10)         Adviser’s business address is 2901 Butterfield Road, Oak Brook, Illinois 60523.  Adviser shares voting power over 47,100 shares and dispositive power over 4,772,513 shares.

(11)         Executive Officer.

(12)         Mr. Zalatoris has sole voting and investment power over 48,273 shares and shared voting and investment power over 76,847 shares.  Mr. Zalatoris’s beneficial ownership includes 4,120 shares underlying an option presently exercisable.  Mr. Zalatoris and his wife beneficial ownership includes 2,100 shares and 1,700 shares directly owned by the Joanne Zalatoris Trust and the Scott Zalatoris Trust, respectively.

(13)         Mr. Carr has sole voting power over 25,640 shares and shared voting and investment power with his wife over 23,012 shares.  Mr. Carr has sole investment power over 1,957 shares.  Mr. Carr’s beneficial ownership includes 1,726 shares underlying an option presently exercisable.

(14)         Mr. Brown has sole voting and investment power over 24,062 shares and shared voting and investment power with his wife over 25,103 shares.  Mr. Brown’s beneficial ownership includes 1,725 shares underlying an option presently exercisable.

(15)         Mr. Simmons has sole voting and investment power over all of the shares that he beneficially owns.  Mr. Simmons’ beneficial ownership includes 4,000 shares underlying options presently exercisable.

(16)         Mr. Anderson has sole voting and investment power over 17,635 shares and shared voting and investment power with his wife over 13,259 shares.  Mr. Anderson’s beneficial ownership includes 1,434 shares underlying an option presently exercisable.

(17)         Ms. Lawton has sole voting and investment power over all of the shares she beneficially owns.  Ms. Lawton’s beneficial ownership includes 8,000 shares underlying options presently exercisable.

(18)        Mr. Herter and his wife share voting and investment power over all of the shares that he beneficially owns.  Mr. Herter and his wife’s beneficial ownership includes 8,000 shares underlying options presently exercisable.

(19)         Ms. Sprecher Brooks has sole voting and investment power over all the shares that she beneficially owns.  Ms. Sprecher Brooks’ beneficial ownership includes 1,466 shares underlying an option presently exercisable.

(20)         Mr. McAuley has sole voting and investment power over all of the shares that he beneficially owns. Mr. McAuley’s beneficial ownership includes 5,000 shares underlying options exercisable.

(21)         Mr. D’Arcy has sole voting and investment power over all of the shares that he beneficially owns.  Mr. D’Arcy’s beneficial ownership includes 9,000 shares underlying options presently exercisable.

(22)         Mr. McWilliams has sole voting and investment power over all of the shares that he beneficially owns.  Mr. McWilliams’ beneficial ownership includes 9,000 shares underlying options presently exercisable.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that each officer and director and each person (as that term is defined in the Exchange Act) beneficially owning more than 10% of our common stock (collectively, the “Reporting Persons”) file an initial statement of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of our securities with the SEC.  The Reporting Persons also are required to furnish us with copies of all Forms 3, 4 and 5 that they file.  Based solely on a review of the copies of these forms furnished to us during and with respect to the fiscal year ended December 31, 2012, or written representations from our Reporting Persons that no additional forms were required, we believe that all of our Reporting Persons complied with these filing requirements in 2012 except each of the Directors filed one late Form 4 reporting the grant of restricted shares pursuant to the Company’s 2005 Equity Award Plan.

CORPORATE GOVERNANCE PRINCIPLES

Our business is managed under the direction and oversight of our board, which has formed three standing committees comprised entirely of independent directors as required by the New York Stock Exchange: audit; compensation; and nominating and corporate governance.  Each committee’s function is described below.  The members of our board of directors on the date of this proxy statement, and the committees on which they serve, are identified below.

Director	Audit		Compensation		Nominating and Corporate Governance
Thomas P. D’Arcy			X		X
Daniel L. Goodwin
Joel G. Herter	X	(1)	X		X
Heidi N. Lawton	X		X	(1)	X
Thomas H. McAuley	X		X		X
Thomas R. McWilliams			X		X	(1)
Joel D. Simmons

(1)           Indicates chairperson of the committee.

In his capacity as the chairman of the board, Thomas P. D’Arcy organizes the work of the board and ensures that the board has access to sufficient information to carry out its functions, including monitoring our performance and the performance of management.  The chairman of the board presides over all meetings of the board and stockholders, establishes the agenda for each meeting and oversees the distribution of information to directors.  Our non-management directors meet regularly in executive session without members of management present.  Our independent directors also may meet, without members of management or the non-independent directors present.  Mr. D’Arcy generally presides at these sessions.  Each director has access to the members of our management team or other employees as well as full access to our books and records.

Our board has adopted “Guidelines on Corporate Governance” that, along with the charters adopted by each board committee and our code of ethics, provide the framework for our corporate governance.  A complete copy of the guidelines, charters and code of ethics may be found using the “Investor Relations” link on our website at www.inlandrealestate.com.  In addition, printed copies of these materials are available to any stockholder without charge by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations.

Independence

As required by our Charter (our Fourth Articles of Amendment and Restatement), our bylaws and the New York Stock Exchange, a majority of the directors serving on our board must be “independent.”  For purposes of our Charter, a director will not be considered independent if he or she performs other services for us in addition to service as a director.

For purposes of complying with the requirements of Section 303A.02 of the Listed Company Manual of the New York Stock Exchange, which contains the standard for independence we have also adopted in our bylaws, a director will not be considered independent if that director has a material relationship with us, whether directly or as a partner, shareholder or officer of an organization that has a relationship with us.  In addition, a director is not independent if:

•                 the director is, or has been within the last three years, employed by us, or an immediate family member is, or has within the last three years, served as one of our executive officers;

•                 we paid the director or an immediate family member more than $120,000 during any twelve-month period within the last three years in direct compensation (excluding amounts paid in the form of director and committee fees);

•                 the director or an immediate family member is a current partner or employee of our internal or external auditor, the director’s immediate family member is a current partner of our internal or external auditor, the director’s immediate family member is a current employee of our internal or external auditor and personally works on our audit, or the director or an immediate family member, was within the last three years, a partner of, or employed by, our internal or external auditor and personally worked on our audit within that time;

•                 the director or an immediate family member is, or has within the last three years, been employed as an executive officer of another company where any of our present executive officers at the same time serves, or served, on that company’s compensation committee; or

•                 the director is employed by, or an immediate family member is a current executive officer of, a company that has made payments to us or received payments from us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of the other company’s consolidated gross revenues.

A complete copy of the standards for independence applicable to our directors may be found under the “Investor Relations” section of our website at www.inlandrealestate.com by clicking the “Governance Documents” link.  In addition, printed copies of these materials are available to any stockholder without charge by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations.

Board Leadership Structure

Mr. D’Arcy, as chairman of the board, is responsible for organizing the work of the board and presiding over board meetings.  Because our chairman is independent, we do not have a separately designated lead independent director.  Each board member is kept apprised of our business and developments impacting our business and has complete and open access to the members of our management team.  The positions of chairman and chief executive officer are separate positions held by different individuals.  So long as our chief executive officer is not a member of our board of directors, he cannot be our chairman.  Mr. Zalatoris, as chief executive officer, is responsible for the performance of the Company, consulting with the board on strategic direction and providing day-to-day leadership.  We believe that having a chairman who is not the chief executive officer is the best governance model for us and our stockholders.  Having the board operate under the leadership and direction of someone independent from management facilitates the board’s fulfillment of its oversight responsibilities and its ability to function as an independent voice of the stockholders to hold management accountable for the performance of the Company.  This division of authority and responsibilities also allows our chief executive officer to focus his time on running our day-to-day business.

Risk Oversight

Our board oversees risk through: (1) its review and discussion of regular periodic reports, including management reports and studies on existing market conditions, leasing activity and property operating data, as well as actual and projected financial results, and various other matters relating to our business; (2) its review of material transactions requiring board approval, including, among others, certain acquisitions and dispositions of properties and financings; (3) the oversight of our business and corporate governance policies through the proceedings of our independent audit, compensation and nominating and corporate governance committees; and (4) regular periodic reports from our independent registered public accounting firm, internal auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to our qualification as a REIT for tax purposes and our internal control over financial reporting.

Specifically, our audit committee reviews the management of financial risk and our policies regarding risk assessment and risk management and reports on these items to the board.  The audit committee meets periodically with our chief financial officer, senior internal auditing executive and the independent auditors to discuss financial risk exposures and the steps management has taken to monitor and control these exposures.  The compensation committee oversees the design of the incentive compensation arrangements of our named executive officers and ensures that those arrangements do not encourage or reward excessive risk taking by our executives.

Additional information concerning risks related to our compensation policies and practices is provided below under the caption “Compensation and Risk Management.”

In overseeing risk, the board also receives and reviews reports from our risk management committee, comprised entirely of employees, including our named executive officers and Carol Adams, our chief compliance officer.  This committee was formed to identify, monitor, remediate and report on our risk exposure.  Our risk management committee operates within the framework and guidance disseminated by the Committee of Sponsoring Organizations, a private-sector organization dedicated to establishing effective, efficient and ethical business operations.  Our risk management committee, in conjunction with our internal control and Sarbanes-Oxley compliance efforts: (1) documents accountability for risk decisions and management; (2) establishes risk management responsibilities for employees; (3) identifies the key controls that are in place to monitor and mitigate risks; (4) maintains awareness of the interaction of our risks; (5) assesses and reports to the board all plausible risk scenarios; and (6) develops and maintains quantitative and qualitative methods for identifying and aggregating all significant risks.  In addition, the risk management committee annually reviews all previously identified risks and assesses the probability and magnitude of future risks.

Compensation and Risk Management

The compensation committee, in consultation with our chief executive officer and general counsel, has reviewed the design and operation of our agreements with our named executive officers, including their individual performance goals and the objective measures of our performance that are used to determine the amount of incentive compensation we award them, as well as the compensation of our other employees, and has evaluated the relationship between our risk management policies and practices and our compensation policies and practices.  As a result of this review, Mr. Zalatoris and the compensation committee have determined that our compensation policies and practices do not encourage our employees to take excessive or unnecessary risks and are not reasonably likely to have a material adverse effect on us.  In reaching this conclusion, Mr. Zalatoris and the compensation committee considered a variety of factors, including base compensation and the cash and equity incentive award opportunities available under our employment agreements.  Management and the compensation committee believe that the combination of the following factors should lead to executive and employee behavior that is consistent with our overall objectives and risk profile: (1) our balancing of base compensation and performance-based incentive compensation; (2) use of multiple Company and individual performance measures; (3) reliance on both quantitative and qualitative assessments of performance; and (4) awarding shares of common stock that vest over a five-year period as part of both base and incentive compensation.  Our base and incentive compensation have been allocated to achieve what Mr. Zalatoris and the compensation committee believe is an appropriate balance between incentive and retention objectives so as not to over-emphasize our short term performance at the expense of our long-term prospects.  Mr. Zalatoris and the compensation committee believe that using several metrics, such as individual goals, our FFO growth and our total annual return to stockholders, properly balances our short-term and long-term objectives and allows the compensation committee and Mr. Zalatoris to use base and incentive compensation to guide the behavior of executives and employees in the direction that they believe is best for us and our stockholders and to avoid encouraging individual employees or groups of employees to engage in excessively risky courses of action in the misguided hope of accomplishing short-term personal gain at the expense of our overall performance and financial well-being.  Mr. Zalatoris and the compensation committee believe that there are no incentive awards built into our compensation policies, practices and agreements that would cause a rational executive or employee to take excessive or unnecessary risks in pursuit of achieving a short-term or isolated improvement in a measure of our performance at the expense of weaker long-term, overall results for us and our stockholders.

Communicating with Directors

Persons wishing to communicate with our board, our non-management directors as a group or one or more individual directors, including our chairman in his capacity as our presiding director, may send communications in care of our corporate secretary who will forward the communication to the appropriate person or persons.  Such communications may be anonymous and may be addressed to the board, our non-management directors or our chairman or another director, in each case c/o corporate secretary, Inland Real Estate Corporation, 2901 Butterfield Road, Oak Brook, Illinois 60523.

Our non-retaliation policy prohibits us, or any of our employees, from retaliating or taking any adverse action against anyone for raising a concern.  Persons preferring to raise their concerns in a confidential or anonymous manner may do so by contacting our ethics hotline at (888) 307-6342 or by contacting our general counsel, who will then refer the matter to the chairperson of the audit committee.  The hotline is available twenty-four hours a day, seven days a week to receive reports of ethical concerns or incidents, including concerns about accounting, internal controls or auditing matters.  Callers to this hotline may choose to remain anonymous.  A complete copy of our Reporting and Non-Retaliation Policy (also known as a “whistleblower” policy) may be found through the “Investor Relations” link on our website at www.inlandrealestate.com.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for recommending director nominees to the board and develops and recommends corporate governance guidelines.  The committee also prepares and supervises the board’s review of director independence and the board’s self-evaluation and makes recommendations to the board regarding committee assignments.  All of the members of the committee satisfy the requisite independence standards of the New York Stock Exchange.  Copies of our guidelines and the committee’s charter are available on our website at www.inlandrealestate.com through the “Investor Relations” link.  In addition, printed copies of our guidelines and the charter are available to any stockholder without charge by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations.

The committee considers all qualified candidates identified by members of the committee, by other members of the board of directors, by senior management and by stockholders.  In recommending candidates for director positions, the committee takes into account many factors and evaluates each director candidate in light of, among other things, the candidate’s experience, independence, skills and expertise based on a variety of factors, including the person’s experience or background in real estate management, development or finance, regulatory matters or corporate governance.  The committee evaluates each individual candidate by considering all appropriate factors as a whole, favoring active deliberation rather than the use of rigid formulas to assign relative weights to these factors.  The Company’s Charter requires that, at a minimum, at least one of our independent directors must have had at least three years of relevant real estate experience.  The committee also considers diversity in its broadest sense, including persons diverse in geography, gender and ethnicity as well as representing diverse experiences, skills and backgrounds.  Based on its overall assessment of each candidate, the committee recommends nominees to the board.

The committee considers diversity in the course of the annual nominating process and monitors the effectiveness of the nominating process through its self-evaluation process.

Stockholders must submit all recommendations for director nominations in accordance with the procedures specified in Article II, Section 14 of our bylaws.  Generally, this requires that the stockholder submit the nominee’s name, resume and biographical information to the attention of our corporate secretary.  All proposals for nomination received by the corporate secretary in a timely manner will be presented to the committee.  The committee follows the same processes and uses the same criteria for evaluating candidates proposed by stockholders, members of the board and members of senior management.  The committee did not receive any recommendations from stockholders of director nominees for election to the board at this year’s annual meeting.

As described above, a majority of the persons serving on our board must be “independent.”  Our board has considered transactions and relationships between each director or any member of his or her immediate family and us or our affiliates, including those reported under “Certain Relationships and Related Transactions” below.  The board also reviewed transactions and relationships between (1) directors and their affiliates and (2) members of our senior management and their affiliates to determine whether any relationships or transactions were inconsistent with a determination that the director is independent.

The board affirmatively determined that the following persons standing for reelection to the board are independent: Ms. Lawton and Messrs. D’Arcy, Herter, McAuley and McWilliams. Each of these directors satisfies the independence standards contained in the New York Stock Exchange corporate governance rules, our Charter and bylaws and our Corporate Governance Guidelines and has no material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us.

Audit Committee

The audit committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The audit committee assists the board in fulfilling its oversight responsibility relating to: (1) the integrity of our financial statements; (2) our compliance with legal and regulatory requirements; (3) the qualifications, independence and performance of the independent registered public accounting firm; and (4) the performance of our internal audit function.  The report of the committee is included in this proxy statement.  Mr. Herter is the chairperson and Ms. Lawton and Mr. McAuley are members of the audit committee.  The board has determined that Messrs. Herter and McAuley qualify as “audit committee financial experts” as defined by the SEC and that each member of the committee is independent in accordance with the standards established by the SEC and the New York Stock Exchange, as well as the standards set forth in the audit committee charter.  Please see Messrs. Herter’s and McAuley’s biographies, set forth on pages 16 and 17, respectively, hereof, for a description of the experience that the board considered in determining that he qualifies as an “audit committee financial expert.”  The audit committee charter may be found under the “Investor Relations” section of our website at www.inlandrealestate.com by clicking the “Governance Documents” link.  In addition, a printed copy of the charter is available to any stockholder without charge by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations.

Compensation Committee

The compensation committee is responsible for determining the compensation that we pay to our chief executive officer and the other named executive officers and for approving the compensation structure for our other senior management.  Each member of the committee is a “non-employee director,” as defined by Section 16 of the Exchange Act, and an “outside director,” as defined by Section 162(m) of the Internal Revenue Code of 1986, as amended.  Under its charter, the compensation committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the Company’s expense, any independent counsel or other advisors as it deems necessary to assist it in carrying out its responsibilities, including sole authority to approve the consultant’s fees and other terms of the engagement.  The compensation committee charter is available on our website at www.inlandrealestate.com through the “Investor Relations” link.  In addition, a printed copy of the charter is available to any stockholder without charge by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations.

Code of Ethics

Our board has adopted “Guidelines on Corporate Governance” that, along with the charters adopted by each board committee and our “Code of Ethics,” provide the framework for our corporate governance.  Our Code of Ethics applies to all of our employees, including our chief executive officer, chief financial officer and controller, and our directors.  A complete copy of the Guidelines on Corporate Governance, the Code of Ethics and the committee charters may be found under the “Investor Relations” section of our website at www.inlandrealestate.com by clicking the “Governance Documents” link.  In addition, printed copies of these materials are available to any stockholder without charge by writing us at 2901 Butterfield Road, Oak Brook, Illinois 60523, Attention: Investor Relations.

PROPOSAL NO.  1 – ELECTION OF DIRECTORS

Our board, acting on the recommendation of our nominating and corporate governance committee, has nominated the persons set forth below to serve as directors.  Ms. Lawton and Messrs. D’Arcy, Herter, McAuley and McWilliams have been nominated to serve as independent directors.  We know of no reason why any nominee will be unable to serve if elected.  If any nominee would be unable to serve if elected, your proxy may vote for another nominee proposed by the board, or the board may reduce the number of directors to be elected.  If any director resigns, dies or is otherwise unable to serve out his or her term, or if the board increases the number of directors, the board may fill the vacancy until the next annual meeting of stockholders.  The following gives information for each nominee, about the nominee’s principal occupation and business, as well as the specific experience, qualifications, attributes and skills that led to the conclusion by the board that the nominee should serve as a director of the Company.

Thomas P. D’Arcy, age 53, has served as our chairman of the board since April 2008 and as an independent director since 2005.  Mr. D’Arcy is a member of the nominating and corporate governance committee and the compensation committee.  Mr. D’Arcy currently serves as the chief executive officer of American Realty Capital Healthcare Trust Advisors.  From November 2009 until March 2012 Mr. D’Arcy was President and chief executive officer of Grubb & Ellis Company, an NYSE listed full service commercial real estate firm.  Prior to Grubb & Ellis Company, Mr. D’Arcy served as a principal at Bayside Realty Partners, a private real estate company focused on acquiring and developing income producing commercial real estate.  From 2001 to 2003, Mr. D’Arcy served as the chief executive officer of Equity Investment Group, a private real estate company owned by an investor group which included the Government of Singapore, the Carlyle Group and Northwestern Mutual Life Insurance Company. Prior to his tenure with Equity Investment Group, from 1995 to 2001 Mr. D’Arcy was the chairman of the board, president and chief executive officer of Bradley Real Estate, Inc., an NYSE traded real estate investment trust.

Daniel L. Goodwin, age 69, has served as a director since 2001 and served as our chairman of the board from 2004 to April 2008.  Mr. Goodwin is a founder and the controlling stockholder, chairman of the board and chief executive officer of TIGI.  A wholly owned subsidiary of TIGI has sponsored six REITs, including the Company, and 84 real estate exchange private placements and over 400 limited partnerships, which altogether have raised more than $18 billion from over 360,000 investors.  TIGI and its affiliates have sponsored or own real estate investment and financial companies doing business nationwide with a presence in 46 states and managing assets in excess of $25 billion.  Mr. Goodwin has over 40 years of experience in real estate and has overseen Inland companies operating the following businesses: real estate investment, commercial real estate brokerage, real estate securities, land development, construction, and mortgage banking and lending.  Mr. Goodwin also serves as the chairman of the board and chief executive officer of Inland Bancorp, Inc., a multi-bank holding company whose subsidiaries include residential and commercial mortgage companies, alternative real estate loan companies and full service banks.  He also served on the board of directors of the Illinois State Affordable Housing Trust Fund, the Board of Governors of Illinois State Colleges and Universities, as chairman of the American National Bank of DuPage, was chairman of the board of trustees of Northeastern Illinois University and chairman of the board of the DuPage Airport Authority.  He currently serves as chairman of the Benedictine University board of trustees and is chairman of the National Association of Real Estate Trusts Public Non-listed REIT Council.  Mr. Goodwin is a licensed real estate broker and a member of the National Association of Realtors, the Chicago Association of Realtors Hall of Fame, the Illinois Association of Realtors Hall of Fame and the National Association of Realtors Hall of Fame.

Joel G. Herter, age 75, has served as an independent director since 1997 and is the chairperson of the audit committee and a member of the nominating and corporate governance committee and the compensation committee.  Since 1997, Mr. Herter has served as a senior consultant to Wolf & Company, LLP, certified public accountants.  He was previously a partner of Wolf & Company, LLP from 1978 to 1997.  Mr. Herter’s business experience includes over thirty years as a practicing certified public accountant, providing accounting, auditing, tax and general business services including venture and conventional financing, forecasts and projections and strategic planning to a variety of industries.  Mr. Herter is licensed as a certified public accountant in the state of

Illinois and a member of the American Institute of Certified Public Accountants and the Illinois CPA Society.  Mr. Herter currently serves as a trustee of Elmhurst Memorial Hospital and Elmhurst College and as a director of Suburban Bank and Trust Company.

Heidi N. Lawton, age 50, has served as an independent director since 1994 and is the chairperson of the compensation committee, a member of the nominating and corporate governance committee and a member of the audit committee.  Since 2010, Ms. Lawton has also served as a member of the board of directors and audit committee of Inland Diversified Real Estate Trust, Inc.  Ms. Lawton is the managing broker and principal of Lawton Realty Group, Inc., a full service commercial real estate brokerage, development and management firm, which she founded in 1989.  Ms. Lawton has over twenty years of experience acquiring, developing and managing, as well as arranging financing for, large commercial properties.  Through her experiences she has developed skills in assessing risk and reading and writing financial reports.  She has also successfully turned around failed developments and associations.  Her areas of expertise include acquisitions for property development, structuring real estate investments, property conversions and implementing value add strategies.  Ms. Lawton has been licensed as a real estate professional since 1982 and served as president of the Northern Illinois Commercial Association of Realtors in 2009.

Thomas H. McAuley, age 67, is an independent director who has served on our board since 2004 and is a member of our audit committee, compensation committee and nominating and corporate governance committee.  Mr. McAuley also previously served on our audit committee from 2004 to 2006.  He has extensive experience in real estate investment, development, management, underwriting and financing, and in his career he has cultivated a large number of relationships throughout the nation’s real estate industry.  Mr. McAuley currently serves on the boards of Alico, Inc. (NASDAQ: ALCO) and The Westervelt Company and is chairman of their respective audit committees.  He is also chairman of the board of the Bank of Atlanta and serves on its audit committee and loan committee.  He previously served on the board and audit committee of Forestar Group, Inc.  Mr. McAuley is formerly the President of Inland Capital Markets Group, Inc., a subsidiary of TIGI, a position that he held from May 2005 to December 2009.  From 1995 to 2003, he was chairman and chief executive officer of IRT Property Company, an Atlanta, Georgia based real estate investment trust traded on the New York Stock Exchange.  Mr. McAuley is a licensed real estate broker in Florida, Georgia and South Carolina.

Thomas R. McWilliams, age 77, has served as an independent director since 2005 and is the chairperson of the nominating and corporate governance committee and a member of the compensation committee.  Since 1968, Mr. McWilliams has been engaged in the brokerage and development of office, commercial and residential properties.  Mr. McWilliams also serves as president of United Energy Associates, Incorporated, a full service energy management company.  Mr. McWilliams also serves as president of American Lighting Efficiency Corporation, a lighting system design and build company. Mr. McWilliams has been involved in real estate brokerage, development and financing of commercial and residential properties for over 40 years.

Joel D. Simmons, age 54, has served as a director since 2000. Recently, Mr. Simmons joined BGC Partners, Inc. (NASDAQ: BGCP) as Executive Managing Director of BGC Real Estate Capital Partners.  BGC Partners is a leading global provider of financial products and real estate services.  Prior to joining BGC, Mr. Simmons served as an executive vice president of Grubb & Ellis Company, a commercial real estate services and investment company formerly listed on the NYSE. Prior to joining Grubb & Ellis, Mr. Simmons was a partner at Cohen Financial.  During his 21 years with Cohen Financial, Mr. Simmons was personally responsible for over 900 real estate commercial debt and equity placements, developed many of its correspondent institutional lender relationships and assisted in the creation and growth of the company’s mortgage banking platform.  Mr. Simmons is also a current member of the board of directors of Albany Bank & Trust Co. of Chicago, a Chicago based bank, and Inland Bancorp, Inc. of Oakbrook, Illinois.  Mr. Simmons is a member of the International Council of Shopping Centers (the “ICSC”) and the ICSC Illinois State Committee.

RECOMMENDATION OF THE BOARD: The board recommends that you vote “FOR” the election of each of the seven nominees.

DIRECTOR COMPENSATION

The following table sets forth all compensation of our directors for the fiscal year ended December 31, 2012, along with the total number of shares underlying each director’s exercisable options as of December 31, 2012.

Name	Fees Earned or Paid in Cash	Option Awards	Restricted Stock Awards	Total	Aggregate Number of Shares Underlying Option Awards as of December 31, 2012
	($)	($)(1)	($)(2)	($)	(#)
Thomas P. D’Arcy	105,067	382	60,000	165,449	9,000
Daniel L. Goodwin	51,067	382	60,000	111,449	5,000
Joel G. Herter	70,533	382	60,000	130,915	8,000
Heidi N. Lawton	72,233	382	60,000	132,615	8,000
Thomas H. McAuley	59,067	382	60,000	119,449	5,000
Thomas R. McWilliams	65,067	382	60,000	125,449	9,000
Joel D. Simmons	51,067	382	60,000	111,449	4,000

(1)                                 On June 27, 2012, each director was granted an option to purchase 1,000 shares at an exercise price equal to $8.28 per share, the closing price of our common stock on the New York Stock Exchange on the trading day immediately prior to the date of grant.  Each option will be exercisable on June 27, 2014 and will expire on June 27, 2022.

(2)                                 On November 7, 2012, in connection with the adoption of a minimum stock ownership policy, the board of directors and the compensation committee of Inland Real Estate Corporation authorized the Company to issue to each director shares of restricted stock with a value of $60,000 as compensation for service pursuant to the Company’s 2005 Equity Award Plan.

Narrative to Director Compensation Table

During the fiscal year ended December 31, 2012, we paid each director an annual fee equal to $36,667, plus $1,200 for each meeting of the board or any committee of the board attended in person and $1,000 for each meeting of the board or any committee of the board attended via telephone.  Further, we paid the chairperson of the compensation committee an annual fee of $4,167, the chairperson of the nominating and corporate governance committee $4,000 and the chairperson of the audit committee an annual fee equal to $6,667.  In addition, we paid Mr. D’Arcy an annual fee of $50,000 for serving as the chairman of the board.  We also reimbursed all directors for travel and other necessary business expenses incurred by them in performing their services as directors.  If any of our employees would be elected or otherwise called upon to serve as a director, we would not compensate that employee for his or her service as a director.

In 2012, with input from Christenson Advisors LLC (“Christenson”), the independent outside compensation consultant retained by the nominating and governance committee, the board and the nominating and governance committee reviewed the compensation paid to the Company’s directors.  As part of this review, the Company’s previous director compensation levels were compared to the director compensation levels at other publicly traded real estate investment trusts that are direct competitors of the Company (the “Direct Competitor Peer Group”), and a size-based peer group of publicly traded companies (the “Size-Based Peer Group”). The companies that comprised the Direct Competitor Peer Group are:

• Acadia Realty Trust	• National Retail Properties, Inc.
• Agree Realty Corp	• Pennsylvania Real Estate Investment
• CBL & Associates Properties Inc.	• Ramco-Gershenson Properties Trust
• Cedar Realty Trust, Inc.	• Realty Income Corp.
• DDR Corp	• Regency Centers Corp.
• Equity One, Inc.	• Saul Centers, Inc.
• Federal Realty Inv. Trust	• Tanger Factory Outlet Centers, Inc.
• Kimco Realty Corp.	• Urstadt Biddle Properties Inc.
• Kite Realty Group Trust

The companies that comprised the Size-Based Peer Group are:

• Acadia Realty Trust	• Hersha Hospitality Trust
• CapLease, Inc.	• Investors Real Estate Trust
• Cedar Realty Trust, Inc.	• LTC Properties Inc.
• Cousins Properties Incorporated	• RAIT Financial Trust
• Education Realty Trust, Inc.	• Ramco-Gershenson Properties Trust
• First Potomac Realty Trust	• Saul Centers, Inc.

Based on the review of the director compensation levels of these other companies relative to ours, the nominating and governance committee recommended and the board approved an increase in the annual fee to be paid to each director to $45,000, and an increase in the annual fee for any director serving as the chairperson of the audit committee, the compensation committee and nominating and corporate governance committee to $15,000, $10,000 and $9,000, respectively.

In addition to increasing the annual fees for directors and committee chairpersons, the nominating and governance committee recommended and the board approved an annual grant to each director of shares of restricted stock with a value of $60,000 to be issued pursuant to the Company’s 2005 Equity Award Plan, subject to ratable vesting over a three-year period.  The nominating and governance committee recommended and the board adopted a change to the Company’s Guidelines on Corporate Governance establishing a policy on minimum stock ownership for non-employee directors (the “Minimum Ownership Policy”).  The Minimum Ownership Policy provides that each non-employee director of the Company must, within four years of the later of (i) the date the policy became effective or (ii) becoming and continuing as a member of the board, and thereafter for the duration of his or her membership on the board, accumulate and hold at least an amount of shares of the Company’s common stock that is equal in value to and not less in value than $240,000.  For purposes of this minimum ownership requirement, unvested shares of restricted stock awarded as compensation for service as a director, ownership of interests that are exchangeable for shares of the Company’s common stock, ownership of vested stock options (the value of such stock options and the number of shares that may be acquired on exercise thereof), ownership of shares by a non-employee director’s immediate family members and/or trusts, foundations or other entities wherein the non-employee director has the ability to control the voting and/or disposition of the shares will be deemed ownership by such non-employee director.

Compensation Committee Interlocks and Insider Participation

During 2012, Ms. Lawton and Messrs. D’Arcy, McAuley, McWilliams and Herter served as members of our compensation committee, and:

•

no member of the compensation committee was an officer or employee of us or any of our subsidiaries, and no member of the compensation committee was an officer of the Company or any of our subsidiaries prior to 2012;

•

neither the members of the compensation committee nor their immediate family members had a direct or indirect material interest in any transaction in which we were a participant and in which the amount involved exceeded $120,000;

•	none of our executive officers was a director of another entity where one of that entity’s executive officers served on our compensation committee; and

•	none of our executive officers served on the compensation committee of another entity where one of that entity’s executive officers served as our director.

Meetings of the Board of Directors, Committees of the Board and Stockholders

During the fiscal year ended December 31, 2012, our board met 13 times, the audit committee met 5 times, the compensation committee met 5 times, and the nominating and corporate governance committee met 4 times.  During 2012, all directors attended at least 75% of the meetings of our board and the committees of the board upon which they served during 2012.  We encourage our directors to attend our annual meeting of stockholders, and in 2012, each director did so attend.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference therein.

In accordance with the audit committee’s written charter, the committee oversees the Company’s financial reporting process including evaluating the effectiveness of internal accounting, auditing and financial controls and procedures.

Management is responsible for the financial reporting process, preparing consolidated financial statements in accordance with U.S. generally accepted accounting principles and designing and implementing a system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.  The Company’s independent registered public accounting firm is responsible for auditing the financial statements.  The audit committee is responsible for monitoring and reviewing these procedures and processes.  The audit committee is comprised of three independent directors whose independence has been determined by the board of directors based on the standards set forth in the audit committee’s charter, the Company’s Charter and bylaws and the New York Stock Exchange listing standards.  With the exception of Mr. Herter, the members of the audit committee are not professionally engaged in the practice of accounting or auditing.  The audit committee relies in part, without independent verification, on the information provided to it and on the representations made by management and the internal auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.  The audit committee also relies on the opinions of the Company’s independent registered public accounting firm with regard to the consolidated financial statements and the effectiveness of internal control over financial reporting.

During the year ended December 31, 2012, the audit committee met five times.  During these meetings, the members of the audit committee met separately and with members of the Company’s management, the internal auditors and the Company’s independent registered public accounting firm, KPMG LLP.  The committee discussed numerous items at these meetings including KPMG’s overall scope and plan for its year-end audit.  As part of these discussions, the audit committee discussed the results of KPMG’s audit and evaluation of the Company’s internal controls.  Further, the audit committee reviewed and discussed, with management, the internal auditors and KPMG, the Company’s audited consolidated financial statements as of and for the year ended December 31, 2012.  During the year ended December 31, 2012, management advised the committee that each set of financial statements reviewed had been prepared in accordance with U.S. generally accepted accounting principles, performed in accordance with the standards of the Public Company Accounting Oversight Board (United States) and reviewed significant accounting and disclosure items with the committee.  The audit committee also discussed with KPMG all of the matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 114, “The Auditors’ Communication with Those Charged with Governance,” including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee also obtained a formal written statement from KPMG, describing all relationships between KPMG and the Company that might bear on KPMG’s independence.  Further the audit committee discussed any relationships that may have an impact on KPMG’s objectivity and independence including a review of audit and non-audit fees and the written disclosures and letter from KPMG to the committee pursuant to Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committees).

At certain of its meetings during 2012, the audit committee met with members of the Company’s executive management team to review the certifications required to be provided under the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission by the chief executive officer and chief financial officer.  At these meetings, members of the Company’s senior management team reviewed each of the certifications required by Sarbanes-Oxley concerning internal control over financial reporting.

Based on the above-mentioned review and discussions with management, the internal auditors and KPMG, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

The Audit Committee

Joel G. Herter (Chairperson)
Thomas H. McAuley
Heidi N. Lawton

COMPENSATION COMMITTEE REPORT

The following Compensation Committee Report does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this Report by reference therein.

The compensation committee has certain duties and powers as described in its charter.  The compensation committee is currently comprised of the five non-employee directors named at the end of this report, each of whom is independent as defined by the New York Stock Exchange listing standards.  The compensation committee has furnished the following report on executive compensation for the fiscal year ended December 31, 2012.

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis section contained in this proxy statement (the “CD&A”).  Based on this review and the committee’s discussions, the compensation committee has recommended to the board of directors (and the board of directors has approved) that the CD&A be included in this proxy statement on Schedule 14A.

The Compensation Committee
Heidi N. Lawton (Chairperson)
Thomas P. D’Arcy
Joel G. Herter
Thomas H. McAuley
Thomas R. McWilliams

EXECUTIVE OFFICERS

The board of directors annually elects our executive officers.  These officers may, subject to their respective employment agreements, be terminated at any time.  Listed below is information about our executive officers.

Mark E. Zalatoris, age 55, has served as our president and chief executive officer since April 2008 and previously served as executive vice president and chief operating officer from 2004 to 2008, and as chief financial officer and senior vice president from 2000 to 2004.  Prior to his responsibilities with the Company, Mr. Zalatoris was an executive at Inland Real Estate Investment Corporation from 1985 to 2000 with primary responsibility for asset management and due diligence functions. Mr. Zalatoris previously practiced as a certified public accountant, holds a general securities license, serves on the board of governors of the National Association of Real Estate Investment Trusts (the “NAREIT”) and is a member of the International Council of Shopping Centers (the “ICSC”).  Mr. Zalatoris received a Bachelor of Arts degree in Finance and a Masters of Accounting Science from the University of Illinois, Champaign-Urbana.

Brett A. Brown, age 48, has served as our executive vice president since 2011 and chief financial officer and treasurer since 2008.  From 2008 to 2011, Mr. Brown served as our senior vice president.  Mr. Brown joined us in May 2004 as vice president and chief financial officer.  From 2000 to April 2004, Mr. Brown served as the senior vice president of financial reporting for Great Lakes REIT, an NYSE-listed REIT based in Oak Brook, Illinois, and held various other executive positions in finance and accounting at Great Lakes and its predecessor from 1988 to 2000. Mr. Brown is a member of the American Institute of Certified Public Accountants and the Illinois Certified Public Accountants Society, as well as the NAREIT and the ICSC. Mr. Brown graduated from Northern Illinois University in 1986 with a bachelor’s degree in accounting.

Beth Sprecher Brooks, age 58, has served as our senior vice president since 2008 and as our general counsel and secretary since 2006.  Ms. Sprecher Brooks joined us in November 2002, became assistant vice president in 2003 and vice president in 2005.  Ms. Sprecher Brooks has concentrated her legal practice in the area of real estate since 1979 either as in-house counsel to a corporation or in the real estate department at a law firm.  Ms. Brooks has vast experience in a broad range of areas in real estate, including acquisitions and sales, zoning work, leasing, and other areas of general corporate law. She is a member of the American Bar Association, Association of Corporate Counsel and ICSC.  Ms. Sprecher Brooks received a Bachelor of Arts degree in American Studies from Georgetown University and a Juris Doctor Degree from Northwestern University School of Law.

D. Scott Carr, age 47, has served as our executive vice president of portfolio management and chief investment officer since 2011 and has served as the president of Inland Commercial Property Management, Inc. (“ICPM”), a subsidiary of the Company, since 1995.  Mr. Carr became senior vice president of portfolio management in 2008.  As president of property management, Mr. Carr oversees all aspects of property operations and leasing for the Company’s 157 neighborhood, community, power and lifestyle shopping centers and single-tenant retail properties, totaling over 15 million square feet of gross leasable area (GLA).  Mr. Carr is a member of the ICSC. He has achieved the professional designations of Senior Certified Shopping Center Manager and Senior Certified Leasing Specialist. Mr. Carr is also a licensed real estate broker in Illinois and Minnesota.  Mr. Carr received a Bachelor of Arts degree in Economics from Loyola University, Chicago.

William W. Anderson, age 54, has served as our senior vice president of transactions since 2012.  From 2000 to 2012, Mr. Anderson served as our vice president of transactions.  Mr. Anderson is responsible for our acquisitions and dispositions of real property.  Prior to 2000, Mr. Anderson held positions in sales, brokerage, and development with TIGI.  Mr. Anderson has experience analyzing and negotiating the acquisition of shopping centers, apartments and net leased commercial properties. Mr. Anderson received a Bachelor of Science degree in finance from Northern Illinois University, and is an active member of the ICSC and the National Association of Realtors.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This compensation discussion and analysis explains the material elements of the compensation of Mark E. Zalatoris, Brett A. Brown, D. Scott Carr, Beth Sprecher Brooks and William W. Anderson (each, a “named executive officer” and collectively, the “named executive officers”) for the fiscal years ended December 31, 2012, 2011 and 2010.  This compensation discussion and analysis also summarizes the employment agreements entered into by us with each of our named executive officers governing compensation to be paid to our named executive officers for the fiscal year ending on December 31, 2013.

General Philosophy and Objectives

Our compensation committee is responsible for establishing and overseeing our executive compensation policies and programs, which are designed to:

•                 attract, retain and motivate quality executives by providing fair and reasonable compensation;

•                 reward individual performance;

•                 align compensation with company performance; and

•                 align the interests of executives with those of our stockholders.

To accomplish these objectives, we have designed an executive compensation program with three major elements – base compensation and annual cash and restricted stock incentive awards.

•               Base compensation provides a level of fixed compensation that will promote executive recruitment and retention.

•                 Annual cash incentive awards motivate executives and reward them for the achievement of personal goals and our financial and operating goals for the year.

•                 Annual restricted stock base compensation and incentive awards promote the creation of long-term stockholder value and align the interest of our executives with the interests of our stockholders, more closely than would cash compensation alone, by ensuring that a portion of total compensation is at risk and fluctuates in value with the price of our common stock.  Compensating executives with restricted stock also fosters retention of our executives because the rights to these shares vest over a five year period at a rate of 20% per year.

We view these elements of compensation as related but distinct. We do not believe that significant compensation derived from one component of compensation should negate or offset compensation from other elements. We determine the appropriate level for each element of compensation based in part, but not exclusively, on competitive benchmarking and other considerations we deem relevant, such as rewarding executives for extraordinary individual and company performance.

A portion of each named executive officer’s total compensation is tied to the operating and financial performance metrics “Funds From Operations” or “FFO” and Total Shareholder Return or “TSR.”  A reconciliation of FFO to net income for our three most recently completed fiscal years is included on page 60 of our Annual Report on Form 10-K, filed with the Commission on February 28, 2013, as amended on March 29, 2013.  TSR as used herein is defined as the sum of: (1) the percentage change in our common stock price between January 1st and December 31st of the employment year; and (2) our distribution yield for the employment year (calculated by dividing (x) the total distributions paid per share of our common stock for the employment year by (y) the closing price for a share of our common stock on January 1st of the employment year).  By linking incentive compensation with growth in both FFO and TSR, the compensation committee believes that incentive compensation more closely aligns the interests of our executives with those of our stockholders than if incentive compensation was linked to growth in FFO alone.  The committee believes that utilizing both criteria motivates our named executive officers to strive to achieve current improvements in our performance as measured by FFO as well as to create longer-term value for our stockholders that may ultimately be reflected in some combination of a higher market price for our common stock and increases in the amounts we pay as distributions.

Utilizing both performance metrics, as opposed to just one or the other, may keep executives motivated and incentivized under circumstances when using one metric alone otherwise would have left an executive without the possibility of an award for reasons beyond his or her control or the control of the Company.  Using both metrics reduces the potentially arbitrary impact of a random or anomalous decrease in a given year in either FFO or TSR, which decrease might otherwise have resulted in no incentive award to a named executive officer who may have made decisions and taken actions that were the best available decisions and actions under the circumstances.  For example, there might be years in which our stock price is influenced by factors beyond actions we have taken or could have taken or years in which an action or decision that is good for the long-term health of the Company may result in FFO growth that is lower in that year than it otherwise would have been in the absence of that action or decision.  The committee believes that using both metrics motivates executives to give a more balanced consideration to both the Company’s short-term performance as reflected in FFO and long-term health as reflected in the price of our stock without being entirely subject to downward movements in the broader stock market or other developments unrelated to our performance that nevertheless may negatively influence our stock price.

The committee believes it is important to reward our executives for achieving individual goals even when the growth rate in our FFO and TSR may not result in an award of incentive compensation for a particular year.  Executives have a greater incentive to perform well if a portion of their compensation is tied directly to their individual performance and is not dependent upon our overall performance, and the committee believes that we will be in better position to achieve increases in future FFO and TSR if the individual goals set for each executive are achieved.  Thus, each executive who achieves personal goals will be entitled to receive an award of cash and restricted stock, regardless of our level of performance.

Determining Compensation

In setting compensation levels, the committee takes into account our performance measured by growth in FFO per share and TSR, our strategic goals and the compensation practices of companies in the “Retail REIT Shopping Center Index” (the “NAREIT Peer Index”) published by NAREIT, a real estate industry trade group which describes itself as the worldwide representative voice for REITs and publicly traded real estate companies with an interest in U.S. real estate and capital markets.  Except as otherwise indicated, for the years ended December 31, 2012, 2011 and 2010, the following REITs comprised the NAREIT Peer Index:

• Acadia Realty Trust	• Kite Realty Group Trust
• Alexander’s Inc.	• Ramco-Gershenson Properties Trust
• Cedar Shopping Centers, Inc.	• Regency Centers Corp.
• DDR Corp.	• *Retail Opportunity Investment Corp.
• Equity One, Inc.	• Roberts Realty Investors, Inc.
• Excel Trust, Inc.	• Saul Centers, Inc.
• Federal Realty Inv. Trust	• Tanger Factory Outlet Centers, Inc.
• Kimco Realty Corp.	• Urstadt Biddle Properties Inc.
• Weingarten Realty Investors

*2012 only

Our, compensation committee also considers, subjectively and without attributing any particular weight or significance to any particular item, each executive’s past compensation, performance, experience level, role and responsibilities, as well as our overall financial performance, achievement of our strategic goals and competition in the marketplace for executive talent.

Members of the committee meet with, and consider the recommendations of, our chief executive officer and other directors and also meet in the absence of management to discuss compensation.  Both our management and our compensation committee also review surveys of industry compensation practices, such as the NAREIT Compensation Survey, to provide themselves with relevant market data and to informally compare the proposed compensation with that paid by other REITs in the retail sector, and by all REITs with a total capitalization of between $1 billion and $2.49 billion and between 75 to 299 full-time employees.  The following table reflects, for each element of compensation, where each named executive officer’s compensation for 2012 fell as a percentage of the median within the range of companies used as general reference points:

Compensation for 2012 as Percentage of Median Compensation in the 2011 NAREIT Compensation Survey Companies with Total Capitalization between $1B - $2.49B
	Base Salary (1)	Total Annual Cash Compensation (2)	Long-Term Incentive Award	Total Remuneration
Chief Executive Officer	88%	45%	20%	46%
Chief Financial Officer	107%	69%	19%	54%
Chief Investment Officer	128%	81%	17%	72%
General Counsel	101%	68%	22%	86%
SVP, Transactions	132%	91%	33%	89%
Companies with between 75 and 299 Full-Time Employees
	Base Salary (1)	Total Annual Cash Compensation (2)	Long-Term Incentive Award	Total Remuneration
Chief Executive Officer	88%	44%	16%	40%
Chief Financial Officer	96%	65%	24%	56%
Chief Investment Officer	125%	82%	30%	85%
General Counsel	94%	63%	34%	59%
SVP, Transactions	119%	87%	87%	92%

(1)                                 For purposes of this column, the “base salary” of each of our named executive officers comprises the cash and restricted stock components of base compensation.

(2)                                 For purposes of this column, the “total annual cash compensation” of each of our named executive officers comprises the cash component of base compensation and the cash incentive award.

The NAREIT Compensation Survey is proprietary, reflects the practices of a broad array of companies in the REIT industry generally, and does not identify the practices of any particular companies operating in these sectors.  The compensation committee and management use the survey data to obtain a general understanding of current compensation practices and as a general reference.  The compensation committee does not know the identity of the specific companies participating in the survey.  Neither the compensation committee nor management ties its recommendations regarding compensation to any particular multiple or other metric presented in the survey data.

At the Company’s annual meeting held in June 2012, more than 96.7% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal.  The compensation committee believes this affirms stockholders’ support of the Company’s approach to executive compensation. The compensation committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the named executive officers.

2013 Employment Agreements

We have entered into employment agreements with each of our named executive officers effective as of January 1, 2013, and expiring December 31, 2013.  The new employment agreements provide for increases in base cash salary.  In 2013, base cash salaries will be $520,000 for Mr. Zalatoris, $400,000 for Mr. Brown, $390,000 for Mr. Carr, $300,000 for Ms. Brooks and $290,000 for Mr. Anderson.  Each of the new employment agreements also provides for an increase in the restricted stock component of base compensation, with increases ranging from $2,500 to $5,000 for each of the named executives.

Each named executive officer will continue to have incentive award opportunities based upon our performance relative to the NAREIT Peer Index, as measured by growth in FFO and TSR, as well as the achievement of personal goals.  Under the new employment agreements, we will have achieved: (1) a “target” level of performance if the measure in question is both positive and equal to or greater than 100%, but less than 130%, of the median for the NAREIT Peer Index; and (2) a “high” level of performance if the measure is both positive and equal to or greater than 130% of the median for the NAREIT Peer Index.  The compensation committee believes that the thresholds for “target” and “high” performance strike an appropriate balance between challenging our named executive officers to excel and drive our financial performance and providing compensation opportunities that are realistic and attainable and that will allow us to retain them.

Approximately two-thirds of the total value of each executive’s incentive award opportunity will be in the form of a potential restricted stock award and the remainder will be in the form of cash.  The total maximum possible restricted stock incentive award, as a percentage of base cash salary, is 66% for Mr. Zalatoris, 60% for Messrs. Brown and Carr and 48% for Ms. Brooks and Mr. Anderson.  The total maximum possible cash incentive award, as a percentage of base cash salary, is 33% for Mr. Zalatoris, 30% for Messrs. Brown and Carr and 27% for Ms. Brooks and Mr. Anderson.

The 2013 agreements continue to provide for payments upon termination and a change of control, as discussed further below under “Potential Payments upon Termination or a Change of Control.”  In all other material respects, the new employment agreements are substantially similar to the 2012 employment agreements.

2012 Employment Agreements

Under the employment agreements in effect between January 1, 2012 and December 31, 2012, each named executive officer received a fixed amount of base compensation that includes a cash component and an equity component.  The equity component for the named executive officers is a number of shares of restricted stock with a value on the date of grant equal to approximately 8% of total compensation for Mr. Zalatoris and approximately 4% of total compensation for Messrs. Brown, Carr, Anderson and Ms. Brooks.  The rights of the executives to these shares of restricted stock vest 20% per year over five years.  For 2012, each named executive officer was eligible to receive an incentive award only if the executive achieved certain agreed upon personal goals in the discretion of Mr. Zalatoris and the compensation committee or we achieved at least a “target” level of performance in one of the two company performance metrics.  All awards of restricted stock are made pursuant to our 2005 Equity Award Plan.

Our level of performance for 2012

For 2012, a portion of each named executive officer’s incentive compensation was based on our performance relative to the NAREIT Peer Index.  We determined our performance by comparing the growth rate in our FFO and TSR from year to year versus the median growth rates in those measures of the companies in the NAREIT Peer Index.  We would have achieved: (1) a “target” level of performance if the measure in question was equal to or greater than 100%, but less than 130%, of the median for the NAREIT Peer Index; and (2) a “high” level of performance if the measure was equal to or greater than 130% of the median for the NAREIT Peer Index.

For the year ended December 31, 2012, our growth rate in FFO and the median growth rate in FFO for the NAREIT Peer Index were equal to approximately 43.3% and 0.0%, respectively.  We therefore achieved a “high” level of performance for 2012 as measured by our growth rate in FFO.  Our growth rate in TSR and the median growth rate in TSR for the NAREIT Peer Index for 2012 were approximately 17.6% and 24.3%, respectively.  We, therefore, did not achieve a “target” level of performance for 2012 as measured by our growth rate in TSR.

For 2012, the remaining portion of each named executive officer’s incentive compensation was based on the executive’s achievement of personal goals.  The personal goals for the named executive officers were proposed by the officers and negotiated and agreed to by the compensation committee.  The specific goals for 2012 reflect our confidential operating plans and our planning process and accordingly disclosing them would result in competitive harm to us.  The personal goals were intended to be challenging and ambitious but also realistic enough to be reasonably attainable given a concerted individual effort by the officer.  The goals were intended to be achievable by the individual officers even if the Company’s performance was not at a level at which the named executive officers would receive incentive compensation awards based on Company performance, so that those officers could be rewarded for strong individual performance when the Company’s performance was adversely affected by factors beyond their control.

The compensation committee (with respect to Mr. Zalatoris) and Mr. Zalatoris (with respect to the other named executive officers) had discretion to determine whether to award this component of the incentive compensation for 2012.  In making this determination, the compensation committee and Mr. Zalatoris assessed the extent to which each named executive officer met his or her personal goals during 2012.

Cash incentive opportunity for 2012

Each named executive officer had an opportunity to earn an annual cash incentive award in an amount equal to a percentage of his or her base cash salary for 2012.  The maximum possible annual cash incentive award that each executive could have earned, expressed as a percentage of the executive’s base cash salary for 2012, is set forth below:

Maximum Possible Annual Cash Incentive Award (As Percentage of 2012 Base Cash Salary)

Mr. Zalatoris	Mr. Brown	Mr. Carr	Ms. Brooks and Mr. Anderson

34%	30%	27%	24%

Of the maximum possible annual cash incentive award, the amount actually awarded was the sum of three components.  The first component, as set forth below, depended upon our level of performance for 2012 as measured by the growth rate in our FFO relative to the median growth rate in FFO of the companies listed in the NAREIT Peer Index:

	First Component of Annual Cash Incentive Award (As Percentage of 2012 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown	Mr. Carr	Ms. Brooks and Mr. Anderson

Granted automatically upon achieving “Target” FFO	7%	7%	6%	6%

Granted automatically upon achieving “High” FFO	11%	10%	9%	8%

The second component, as set forth below, depended upon our level of performance for 2012 as measured by the growth rate in our TSR relative to the median TSR of the companies included in the NAREIT Peer Index:

	Second Component of Annual Cash Incentive Award (As Percentage of 2012 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown	Mr. Carr	Ms. Brooks and Mr. Anderson

Granted automatically upon achieving “Target” TSR	7%	7%	6%	6%

Granted automatically upon achieving “High” TSR	11%	10%	9%	8%

The third component was fixed in the discretion of the compensation committee (with respect to Mr. Zalatoris) or Mr. Zalatoris (with respect to the other named executive officers) based upon a determination of whether the named executive officer achieved the personal goals agreed upon in advance.  The award for the third component could have ranged from zero to the maximum percentage reflected below.

	Third Component of Annual Cash Incentive Award (Maximum Possible As Percentage of 2012 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown	Mr. Carr	Ms. Brooks and Mr. Anderson

Granted in the discretion of (i) the compensation committee (for Mr. Zalatoris based on a subjective assessment of his performance) or (ii) Mr. Zalatoris (for the other named executive officers based on an assessment of the achievement of their personal goals)	12%	10%	9%	8%

Because we achieved a “high” level of performance for 2012 as measured by the growth rate in our FFO, the first component of each award was equal to the following percentage of the executive officer’s base cash salary: (1) 11% for Mr. Zalatoris; (2) 10% for Mr. Brown; (3) 9% for Mr. Carr; and (4) 8% for each of Ms. Brooks and Mr. Anderson.  Because we did not achieve at least a “target” level of performance for 2012 as measured by the growth rate in our TSR, the second component of each award was equal to zero. Based on Mr. Zalatoris’ subjective assessment of the performance of each other named executive officer relative to his or her personal goals for 2012, which included his consideration of a self-assessment by each of them, Mr. Zalatoris fixed the third component of each award, with the approval of the compensation committee, at the following percentage of the executive officer’s base cash salary: (1) 9% for Mr. Brown; (2) 8% for Mr. Carr; (3) 7% for Ms. Brooks; and (4) 8% for Mr. Anderson.  With respect to Mr. Zalatoris, the compensation committee fixed the third component of the award at 8% of Mr. Zalatoris’ base cash salary.  The award that each named executive officer actually earned was equal to the sum of the three components, as discussed in “Cash and Restricted Stock Incentives Awards Made for 2012” below.

Restricted stock incentive opportunity for 2012

Each named executive officer had an opportunity to earn an annual restricted stock incentive award in an amount equal to a percentage of his or her base cash salary for 2012, payable in shares of our common stock at a price per share equal to the average of the high and low trading price of our common stock as reported by the New York Stock Exchange on the date of grant.

The maximum possible annual restricted stock incentive award that each executive could have earned, expressed as a percentage of the executive’s base cash salary for 2012, is set forth below:

Maximum Possible Annual Restricted Stock Incentive Award (As Percentage of 2012 Base Cash Salary)

Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

61%	58%	46%

Of the maximum possible annual restricted stock incentive award, the amount actually awarded was the sum of three components.  The first component, as set forth below, depended upon our level of performance for 2012 as measured by the growth rate in our FFO relative to the median growth rate in FFO of the companies listed in the NAREIT Peer Index:

First Component of Annual Restricted Stock Incentive Award (As Percentage of 2012 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

Granted automatically upon achieving “Target FFO	13%	12%	10%

Granted automatically upon achieving “High” FFO	20%	19%	15%

The second component, as set forth below, depended upon our level of performance for 2012 as measured by the growth rate in our TSR relative to the median TSR of the companies included in the NAREIT Peer Index:

Second Component of Annual Restricted Stock Incentive Award (As Percentage of 2012 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

Granted automatically upon achieving “Target” TSR	13%	12%	10%

Granted automatically upon achieving “High TSR	20%	19%	15%

The third component was fixed in the discretion of the compensation committee or Mr. Zalatoris based upon a subjective determination of whether the named executive officer achieved the personal goals agreed upon in advance.  The award for the third component could have ranged from zero to the maximum percentage reflected below:

Third Component of Annual Restricted Stock Incentive Award (As Percentage of 2012 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

Granted in the discretion of (i) the compensation committee (for Mr. Zalatoris based on a subjective assessment of his performance) or (ii) Mr. Zalatoris (for the other named executive officers based on an assessment of the achievement of their personal goals)	21%	20%	16%

Because we achieved a “high” level of performance for 2012 as measured by the growth rate in our FFO, the first component of each award was equal to the following percentage of the executive officer’s base cash salary: (1) 20% for Mr. Zalatoris; (2) 19% for each of Messrs. Brown and Carr; and (3) 15% for each of Ms. Brooks and Mr. Anderson.  Because we did not achieve at least a “target” level of performance for 2012 as measured by the growth rate in our TSR, the second component of each award was equal to zero.  Based on Mr. Zalatoris’ subjective assessment of the performance of each other named executive officer relative to his or her personal goals for 2012, which included his consideration of a self-assessment by each of them, Mr. Zalatoris fixed the third component of each award, with the approval of the compensation committee, at the following percentage of the executive officer’s base cash salary: (1) 18% for each of Mr. Brown and Mr. Carr; (2) 14% for Ms. Brooks; and (3) 16% for Mr. Anderson.  With respect to Mr. Zalatoris, the compensation committee fixed the third component of the award at 14% of Mr. Zalatoris’ base cash salary.  The award that each named executive officer actually earned was equal to the sum of the three components, as discussed in “Cash and Restricted Stock Incentive Awards Made for 2012” below.

Cash and Restricted Stock Incentive Awards Made for 2012

The total amount of the annual cash incentive award and restricted stock incentive award that each executive officer actually earned was equal to the sum of the amounts that correspond to the first component (FFO), the second component (TSR) and the third component (personal goals) with respect to each type of award.  These totals are set forth in the table below:

Annual Cash Incentive Award and Restricted Stock Incentive Award (Total Amount Awarded for 2012)
Named Executive Officer	Cash Incentive Award		Restricted Stock Incentive Award
	(% of Cash Salary)	($)	(% of Cash Salary)	($)
Mark Zalatoris	19%	97,104	34%	173,757
Brett Brown	19%	73,535	37%	143,220
D. Scott Carr	17%	61,884	37%	133,920
Beth Sprecher Brooks	15%	44,080	29%	85,260
William Anderson	16%	44,800	31%	86,800

2011 Employment Agreements

Under the employment agreements in effect between January 1, 2011 and December 31, 2011, each named executive officer received a fixed amount of base compensation that includes a cash component and an equity component.  The equity component for the named executive officers is a number of shares of restricted stock with a value on the date of grant equal to approximately 5% of their total base compensation.  The rights of the executives to these shares of restricted stock vest 20% per year over five years.  For 2011, each named executive officer was eligible to receive an incentive award only if the executive achieved certain agreed upon personal goals in the discretion of Mr. Zalatoris and the compensation committee or we achieved at least a “target” level of performance in one of the two company performance metrics.  All awards of restricted stock are made pursuant to our 2005 Equity Award Plan.

Our level of performance for 2011

For 2011, a portion of each named executive officer’s incentive compensation was based on our performance relative to the NAREIT Peer Index.  We determined our performance by comparing the growth rate in our FFO and TSR from year to year versus the median growth rates in those measures of the companies in the NAREIT Peer Index.  We would have achieved: (1) a “target” level of performance if the measure in question was equal to or greater than 100%, but less than 135%, of the median for the NAREIT Peer Index; and (2) a “high” level of performance if the measure was equal to or greater than 135% of the median for the NAREIT Peer Index.

For the year ended December 31, 2011, our growth rate in FFO and the median growth rate in FFO for the NAREIT Peer Index were equal to approximately 8.1% and 5.0%, respectively.  We therefore achieved a “high” level of performance for 2011 as measured by our growth rate in FFO.  Our growth rate in TSR and the median growth rate in TSR for the NAREIT Peer Index were negative for 2011, declining approximately 7.0% and 6.6%, respectively.  We, therefore, did not achieve a “target” level of performance for 2011 as measured by our growth rate in TSR.

For 2011, the remaining portion of each named executive officer’s incentive compensation was based on the executive’s achievement of personal goals.  The personal goals for the named executive officers were proposed by the officers and negotiated and agreed to by the compensation committee.  The specific goals for 2011 reflect our confidential operating plans and our planning process and accordingly disclosing them would result in competitive harm to us.  The personal goals were intended to be challenging and ambitious but also realistic enough to be reasonably attainable given a concerted individual effort by the officer.  The goals were intended to be achievable by the individual officers even if the Company’s performance was not at a level at which the named executive officers would receive incentive compensation awards based on Company performance, so that those officers would be rewarded for strong individual performance when the Company’s performance was adversely affected by factors beyond their control.

The compensation committee (with respect to Mr. Zalatoris) and Mr. Zalatoris (with respect to the other named executive officers) had discretion to determine whether to award this component of the incentive compensation for 2011.  In making this determination, the compensation committee and Mr. Zalatoris assessed the extent to which each named executive officer met his or her personal goals during 2011.

Cash incentive opportunity for 2011

Each named executive officer had an opportunity to earn an annual cash incentive award in an amount equal to a percentage of his or her base cash salary for 2011.  The maximum possible annual cash incentive award that each executive could have earned, expressed as a percentage of the executive’s base cash salary for 2011, is set forth below:

Maximum Possible Annual Cash Incentive Award (As Percentage of 2011 Base Cash Salary)

Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

40%	36%	30%

Of the maximum possible annual cash incentive award, the amount actually awarded was the sum of three components.  The first component, as set forth below, depended upon our level of performance for 2011 as measured by the growth rate in our FFO relative to the median growth rate in FFO of the companies listed in the NAREIT Peer Index:

First Component of Annual Cash Incentive Award (As Percentage of 2011 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

Granted automatically upon achieving “Target” FFO	7%	5.5%	5%

Granted automatically upon achieving “High” FFO	14%	12.5%	10%

The second component, as set forth below, depended upon our level of performance for 2011 as measured by the growth rate in our TSR relative to the median TSR of the companies included in the NAREIT Peer Index:

Second Component of Annual Cash Incentive Award (As Percentage of 2011 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

Granted automatically upon achieving “Target” TSR	7%	5.5%	5%

Granted automatically upon achieving “High” TSR	14%	12.5%	10%

The third component was fixed in the discretion of the compensation committee (with respect to Mr. Zalatoris) or Mr. Zalatoris (with respect to the other named executive officers) based upon a determination of whether the named executive officer achieved the personal goals agreed upon in advance.  The award for the third component could have ranged from zero to the maximum percentage reflected below.

Third Component of Annual Cash Incentive Award (Maximum Possible As Percentage of 2011 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

Granted in the discretion of (i) the compensation committee (for Mr. Zalatoris based on a subjective assessment of his performance) or (ii) Mr. Zalatoris (for the other named executive officers based on an assessment of the achievement of their personal goals)	12%	11%	10%

Because we achieved a “high” level of performance for 2011 as measured by the growth rate in our FFO, the first component of each award was equal to the following percentage of the executive officer’s base cash salary: (1) 14% for Mr. Zalatoris; (2) 12.5% for each of Messrs. Brown and Carr; and (3) 10% for each of Ms. Brooks and Mr. Anderson.  Because we did not achieve at least a “target” level of performance for 2011 as measured by the growth rate in our TSR, the second component of each award was equal to zero. Based on Mr. Zalatoris’ subjective assessment of the performance of each other named executive officer relative to his or her personal goals for 2011, which included his consideration of a self-assessment by each of them, Mr. Zalatoris fixed the third component of each award, with the approval of the compensation committee, at the following percentage of the executive officer’s base cash salary: (1) 10.7% for Mr. Brown; (2) 9.9% for Mr. Carr and (3) 9.0% for each of Ms. Brooks and Mr. Anderson.  With respect to Mr. Zalatoris, the compensation committee fixed the third component of the award at 9.6% of Mr. Zalatoris’ base cash salary.  The award that each named executive officer actually earned was equal to the sum of the three components, as discussed in “Cash and Restricted Stock Incentives Awards Made for 2011” below.

Restricted stock incentive opportunity for 2011

Each named executive officer had an opportunity to earn an annual restricted stock incentive award in an amount equal to a percentage of his or her base cash salary for 2011, payable in shares of our common stock at a price per share equal to the average of the high and low trading price of our common stock as reported by the New York Stock Exchange on the date of grant.

The maximum possible annual restricted stock incentive award that each executive could have earned, expressed as a percentage of the executive’s base cash salary for 2011, is set forth below:

Maximum Possible Annual Restricted Stock Incentive Award

(As Percentage of 2011 Base Cash Salary)

Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

45%	39%	36%

Of the maximum possible annual restricted stock incentive award, the amount actually awarded was the sum of three components.  The first component, as set forth below, depended upon our level of performance for 2011 as measured by the growth rate in our FFO relative to the median growth rate in FFO of the companies listed in the NAREIT Peer Index:

First Component of Annual Restricted Stock Incentive Award

(As Percentage of 2011 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

Granted automatically upon achieving “Target FFO	8%	7.5%	7%

Granted automatically upon achieving “High” FFO	15%	13%	12%

The second component, as set forth below, depended upon our level of performance for 2011 as measured by the growth rate in our TSR relative to the median TSR of the companies included in the NAREIT Peer Index:

Second Component of Annual Restricted Stock Incentive Award

(As Percentage of 2011 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

Granted automatically upon achieving “Target” TSR	8%	7.5%	7%

Granted automatically upon achieving “High TSR	15%	13%	12%

The third component was fixed in the discretion of the compensation committee or Mr. Zalatoris based upon a subjective determination of whether the named executive officer achieved the personal goals agreed upon in advance.  The award for the third component could have ranged from zero to the maximum percentage reflected below:

Third Component of Annual Restricted Stock Incentive Award

(As Percentage of 2011 Base Cash Salary)

	Mr. Zalatoris	Mr. Brown and Mr. Carr	Ms. Brooks and Mr. Anderson

Granted in the discretion of (i) the compensation committee (for Mr. Zalatoris based on a subjective assessment of his performance) or (ii) Mr. Zalatoris (for the other named executive officers based on an assessment of the achievement of their personal goals)	15%	13%	12%

Because we achieved a “high” level of performance for 2011 as measured by the growth rate in our FFO, the first component of each award was equal to the following percentage of the executive officer’s base cash salary: (1) 15% for Mr. Zalatoris; (2) 13% for each of Messrs. Brown and Carr; and (3) 12% for each of Ms. Brooks and Mr. Anderson.  Because we did not achieve at least a “target” level of performance for 2011 as measured by the growth rate in our TSR, the second component of each award was equal to zero.  Based on Mr. Zalatoris’ subjective assessment of the performance of each other named executive officer relative to his or her personal goals for 2011, which included his consideration of a self-assessment by each of them, Mr. Zalatoris fixed the third component of each award, with the approval of the compensation committee, at the following percentage of the executive officer’s base cash salary: (1) 12.6% for Mr. Brown; (2) 11.7% for Mr. Carr and (3) 10.8% for each of Ms. Brooks and Mr. Anderson.  With respect to Mr. Zalatoris, the compensation committee fixed the third component of the award at 12% of Mr. Zalatoris’ base cash salary.  The award that each named executive officer actually earned was equal to the sum of the three components, as discussed in “Cash and Restricted Stock Incentive Awards Made for 2011” below.

Cash and Restricted Stock Incentive Awards Made for 2011

The total amount of the annual cash incentive award and restricted stock incentive award that each executive officer actually earned was equal to the sum of the amounts that correspond to the first component (FFO), the second component (TSR) and the third component (personal goals) with respect to each type of award.  These totals are set forth in the table below:

Annual Cash Incentive Award and Restricted Stock Incentive Award (Total Amount Awarded for 2011)
Named Executive Officer	Cash Incentive Award		Restricted Stock Incentive Award
	(% of Cash Salary)	($)	(% of Cash Salary)	($)
Mark Zalatoris	23.6%	116,820	27%	133,650
Brett Brown	23.2%	81,154	25.6%	89,584
D. Scott Carr	22.4%	78,355	24.7%	86,401
Beth Sprecher Brooks	19%	52,991	22.8%	63,589
William Anderson	19%	51,319	22.8%	61,583

2010 Employment Agreements

Our level of performance for 2010

For 2010, a portion of each named executive officer’s total compensation was based on our performance relative to the NAREIT Peer Index.  We determined our performance by comparing the growth rate in our FFO and TSR from year to year versus the median growth rates in those measures of the companies in the NAREIT Peer Index.  We would have achieved (1) a “target” level of performance if the measure in question was equal to or greater than 100%, but less than 135%, of the median for the NAREIT Peer Index; and (2) a “high” level of performance if the measure was equal to or greater than 135% of the median for the NAREIT Peer Index.

Our growth rate in FFO and the median growth rate in FFO for the NAREIT Peer Index were negative for the year ended December 31, 2010, declining approximately 31.0% and 11.7%, respectively.  Our growth rate in TSR and the median growth rate in TSR for the NAREIT Peer Index were equal to approximately 15.0% and 33.3%, respectively.  We, therefore, did not achieve a “target” level of performance for 2010.

Cash incentive opportunity for 2010

Each named executive officer had an opportunity to earn an annual cash incentive award in an amount equal to a percentage of his or her base cash salary for 2010.  The maximum possible annual cash incentive award that each executive could have earned, expressed as a percentage of the executive’s base cash salary for 2010, is set forth below:

Maximum Possible Annual Cash Incentive Award

(As Percentage of 2010 Base Cash Salary)

Mr. Zalatoris	Other Named Executive Officers

40%	30%

Of the maximum possible annual cash incentive award, the amount actually awarded was the sum of three components.  The first component, as set forth below, depended upon our level of performance for 2010 as measured by the growth rate in our FFO relative to the median growth rate in FFO of the companies listed in the 2010 NAREIT Peer Index:

First Component of Annual Cash Incentive Award

(As Percentage of 2010 Base Cash Salary)

	Mr. Zalatoris	Other Named Executive Officers

Granted automatically upon achieving “Target” FFO	7%	5%

Granted automatically upon achieving “High” FFO	14%	10%

The second component, as set forth below, depended upon our level of performance for 2010 as measured by the growth rate in our TSR relative to the median TSR of the companies included in the NAREIT Peer Index:

Second Component of Annual Cash Incentive Award (As Percentage of 2010 Base Cash Salary)

	Mr. Zalatoris	Other Named Executive Officers

Granted automatically upon achieving “Target” TSR	7%	5%

Granted automatically upon achieving “High” TSR	14%	10%

The third component was fixed in the discretion of the compensation committee (with respect to Mr. Zalatoris) or Mr. Zalatoris (with respect to the other named executive officers) based upon a determination of whether the named executive officer achieved the personal goals agreed upon in advance.  The award for the third component could have ranged from zero to the maximum percentage reflected below.

Third Component of Annual Cash Incentive Award

(Maximum Possible As Percentage of 2010 Base Cash Salary)

	Mr. Zalatoris	Other Named Executive Officers

Granted in the discretion of (i) the compensation committee (for Mr. Zalatoris based on a subjective assessment of his performance) or (ii) Mr. Zalatoris (for the other named executive officers based on an assessment of the achievement of their personal goals)	12%	10%

The annual cash incentive award that each executive officer actually earned was equal to the sum of the three components.  Because we did not achieve at least a “target” level of performance for 2010 as measured by the growth rate in either our FFO or our TSR, the first two components were equal to zero, and the total cash incentive award was equal only to the amount of the third component.  The determination of the amount of the third component is discussed in detail in “Cash and Restricted Stock Incentive Awards Made for 2010” below.

Restricted stock incentive opportunity for 2010

Each named executive officer had an opportunity to earn an annual restricted stock incentive award in an amount equal to a percentage of his or her base cash salary for 2010.  The maximum possible annual restricted stock incentive award that each executive could have earned, expressed as a percentage of the executive’s base cash salary for 2010, is set forth below:

Maximum Possible Annual Restricted Stock Incentive Award

(As Percentage of 2010 Base Cash Salary)

Mr. Zalatoris	Other Named Executive Officers

45%	36%

The annual restricted stock incentive award that each executive officer actually earned was equal to a fraction, the numerator of which was the sum of the three components described below, and the denominator of which was the average of the high and low trading price of our common stock as reported by the New York Stock Exchange on the date of grant.  The first component of the numerator, as set forth below, depended upon our level of performance for 2010 as measured by the growth rate in our FFO relative to the median growth rate in FFO of the companies listed in the 2010 NAREIT Peer Index:

First Component of Annual Restricted Stock Incentive Award

(As Percentage of 2010 Base Cash Salary)

	Mr. Zalatoris	Other Named Executive Officers

Granted automatically upon achieving “Target FFO	8%	7%

Granted automatically upon achieving “High” FFO	15%	12%

The second component of the numerator, as set forth below, depended upon our level of performance for 2010 as measured by the growth rate in our TSR relative to the median TSR of the companies included in the NAREIT Peer Index:

Second Component of Annual Restricted Stock Incentive Award

(As Percentage of 2010 Base Cash Salary)

	Mr. Zalatoris	Other Named Executive Officers

Granted automatically upon achieving “Target” TSR	8%	7%

Granted automatically upon achieving “High” TSR	15%	12%

The third component of the numerator was fixed in the discretion of the compensation committee or Mr. Zalatoris based upon a subjective determination of whether the named executive officer achieved the personal goals agreed upon in advance.  The award for the third component could have ranged from zero to the maximum percentage reflected below.

Third Component of Annual Restricted Stock Incentive Award

(As Percentage of 2010 Base Cash Salary)

	Mr. Zalatoris	Other Named Executive Officers

Granted in the discretion of (i) the compensation committee (for Mr. Zalatoris based on a subjective assessment of his performance) or (ii) Mr. Zalatoris (for the other named executive officers based on an assessment of the achievement of their personal goals)	15%	12%

Because we did not achieve at least a “target” level of performance for 2010 as measured by the growth rate in either FFO or TSR, the first two components were equal to zero and the numerator was equal to the third component.  The determination of the amount of the third component is discussed in detail in “Cash and Restricted Stock Incentive Awards Made for 2010” below.

Cash and restricted stock incentives actually awarded for 2010

The compensation committee (with respect to Mr. Zalatoris) and Mr. Zalatoris (with respect to the other named executive officers) had discretion to determine whether to award the third component of the cash incentive award and restricted stock incentive award for 2010.  In making this determination, the compensation committee and Mr. Zalatoris assessed the extent to which each named executive officer met his or her personal goals during 2010.  The personal goals for the named executive officers were proposed by the officers and negotiated and agreed to by the compensation committee.  The specific goals for 2010 reflect our confidential operating plans and information and our planning process and accordingly disclosing them would result in competitive harm to us.  The personal goals are intended to be challenging and ambitious but also realistic enough to be reasonably attainable given a concerted individual effort by the officer.  The goals are intended to be achievable by the individual officers even if the Company’s performance is not at a level at which the named executive officers would receive incentive compensation awards based on Company performance, so that those officers can be rewarded for strong individual performance when the Company’s performance is adversely affected by factors beyond their control.

Based on Mr. Zalatoris’ subjective assessment of the performance of each other named executive officer relative to his or her personal goals for 2010, which included his consideration of a self-assessment by each of them, Mr. Zalatoris determined to award, with the approval of the compensation committee, the amounts listed in the table below.  With respect to Mr. Zalatoris, the compensation committee reviewed and discussed a self-assessment and proposed award amount provided by Mr. Zalatoris and determined to award that amount to Mr. Zalatoris (which amount is also set forth in the table below:

Named Executive Officer	Cash Incentive Award		Restricted Stock Incentive Award
	(% of Cash Salary)	($)	(% of Cash Salary)	($)
Mark Zalatoris	10%	$49,500	12%	$59,400
Brett Brown	10%	$33,000	12%	$39,600
D. Scott Carr	10%	$33,000	12%	$39,600
Beth Sprecher Brooks	9%	$24,255	10%	$26,950
William Anderson	8.5%	$22,440	10%	$26,400

Effect of Regulatory Requirements on Executive Compensation

Section 162(m).  Under Section 162(m) of the Internal Revenue Code of 1986, as amended, referred to herein as the “Code,” certain limits are placed on the tax deductibility of compensation paid to our chief executive officer and our four other most highly compensated executives unless the compensation meets the requirement for “performance-based compensation” as set forth in the Code and the related regulations.  Our compensation committee has considered the possible effect of Section 162(m) of the Code in designing our compensation programs and policies.  Further, as long as we qualify as a REIT, we generally will not pay taxes at the corporate level and, therefore, losing the deductibility of compensation does not have a significant adverse impact on us.  All compensation paid to these executives for the year ended December 31, 2012 was deductible under Section 162(m) of the Code.

To the extent that any part of our compensation expense is not deductible under Section 162(m) of the Code, we might be required to increase the amount of our distributions to our stockholders to maintain our status as a REIT or a larger portion of stockholder distributions might be subject to federal income tax as ordinary income rather than return of capital.  Also, any compensation allocated to our taxable REIT subsidiaries whose income is subject to federal income tax would result in an increase in income taxes due to the inability to deduct the compensation.  The committee will continue to take into account the materiality of any deductions that might be lost as well as the broader interests to be served by paying competitive compensation.

Section 409A.  Section 409A of the Code generally affects the federal income tax treatment of most forms of deferred compensation (subject to limited grandfathering for certain deferred compensation arrangements in place on or prior to October 3, 2004) by accelerating the timing of the inclusion of the deferred compensation to the recipient for federal income tax purposes and imposing an additional federal income tax on the recipient equal to 20% of the amount of the accelerated income and, under certain circumstances, an additional interest charge.  The committee considers the potential adverse federal income tax impact of Section 409A of the Code in determining the form and timing of compensation paid to our executives and other employees and service providers.

Section 280G and 4999.  Sections 280G and 4999 of the Code limit a company’s ability to deduct, and impose excise taxes on, certain “excess parachute payments” (as defined in Sections 280G and 4999 of the Code and related regulations) paid to each service provider (including an employee or officer) in connection with a change of control of the company (as set forth in Sections 280G and 4999 of the Code and related regulations).  The committee considers the potential adverse tax impact of Sections 280G and 4999 of the Code, as well as other competitive factors, in structuring certain post-termination compensation or other compensation that might be payable to our executives and other employees and service providers in connection with a change of control of the company.

Accounting Rules.  We account for stock-based employee compensation (currently stock options and restricted stock) using the fair value based method of accounting described in ASC Topic 718.  We record the cost of awards with service conditions based on the grant-date fair value of the award.  The cost of the awards is recognized over the vesting period.  If an award is forfeited, no additional compensation expense is recognized.  The committee considers the accounting treatment of alternate grant proposals under ASC Topic 718 in determining the form and timing of equity compensation grants to employees, including our named executive officers.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for each of the last three completed fiscal years.

Name and Principal Position	Year	Salary	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
		($)(1)	($)	($)	($)(2)	($)

Mark E. Zalatoris, President and Chief Executive Officer	2012	555,000	173,757	97,104	23,752	849,613
	2011	540,000	133,650	116,820	18,983	809,453
	2010	540,000	59,400	49,500	15,854	664,754

Brett A. Brown, Chief Financial Officer	2012	400,000	143,220	73,535	12,416	629,171
	2011	364,800	89,549	81,154	8,866	544,369
	2010	345,000	39,600	33,000	7,193	424,793

D. Scott Carr, Chief Investment Officer	2012	375,000	133,920	61,884	12,308	583,112
	2011	364,800	86,401	78,355	8,921	538,477
	2010	345,000	39,600	33,000	7,470	425,070

Beth Sprecher Brooks, General Counsel	2012	302,250	85,260	44,080	9,937	441,527
	2011	291,150	63,589	52,991	7,535	415,265
	2010	281,750	26,950	24,255	6,351	339,306

William W. Anderson, Senior Vice President of Transactions	2012	292,000	86,800	44,080	9,762	433,642
	2011	282,100	61,583	51,319	7,498	402,500
	2010	276,000	26,400	22,400	6,620	331,420

(1)                                 Includes the grant date value of restricted stock paid as base compensation as well as base cash compensation.

(2)                                 The amount reported as “All Other Compensation” includes matching contributions to our 401(k) plan, amounts paid for a short-term disability policy, the value of distributions on unvested restricted stock and amounts paid for life insurance coverage.

2012 Grant of Plan-Based Awards

The following table provides information on the grants of plan-based awards made to our named executive officers during the fiscal year ended December 31, 2012.

Name	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards - Target	Grant Date Fair Value of Stock Awards
		(#)	($)

Mark E. Zalatoris	06/27/12	16,160 (1)	133,643
		5,440 (2)	44,989

Brett A. Brown	06/27/12	10,830 (1)	89,564
		1,815 (2)	15,010

D. Scott Carr	06/27/12	10,450 (1)	86,422
		1,815 (2)	15,010

Beth Sprecher Brooks	06/27/12	7,690 (1)	63,596
		1,480 (2)	12,240

William W. Anderson	06/27/12	7,450 (1)	61,612
		1,450 (2)	11,992

(1)	Amounts reflect shares of restricted stock awarded as the annual restricted stock incentive award for the named executive officer’s performance in 2011, which will vest 20% per annum.

(2)

Amounts reflect shares of restricted stock awarded as deferred compensation under the named executive officers’ employment agreement for 2012, which will vest 20% per annum and are potentially subject to forfeiture upon the termination of the executive officers’ employment, as described under “Potential Payments Upon Termination or a Change of Control.”

2012 Outstanding Equity Awards at Fiscal Year-End

The following tables set forth information with respect to all unexercised options and stock awards that have not vested for each of the named executive officers outstanding as of December 31, 2012.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
			(#) (1)	($)

Mark E. Zalatoris	08/06/08	1,870	468	14.97	08/06/18
	08/19/09	2,250	2,250	7.89	08/20/19

Brett A. Brown	08/06/08	602	150	14.97	08/06/18
	08/19/09	1,125	750	7.89	08/20/19

D. Scott Carr	08/06/08	602	150	14.97	08/06/18
	08/19/09	1,125	750	7.89	08/20/19

Beth Sprecher Brooks	08/06/08	548	137	14.97	08/06/18
	08/19/09	918	612	7.89	08/20/19

William W. Anderson	08/06/08	534	134	14.97	08/06/18
	08/19/09	900	600	7.89	08/20/19

(1)           20% of options granted vest on each successive yearly anniversary of the date of the grant.

Stock Awards

Name	Equity Incentive Plan Awards: Number of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Market Value of Shares or Units of Stock That Have Not Vested
	(#)(1)	($)

Mark E. Zalatoris	44,153	370,002

Brett A. Brown	22,337	187,184

D. Scott Carr	21,957	184,000

Beth Sprecher Brooks	16,624	139,309

William W. Anderson	16,201	135,764

(1)           20% of restricted shares of stock granted vest on each successive yearly anniversary of the date of the grant.

2012 Option Exercises and Stock Vested

The following table sets forth information concerning the amounts realized upon the exercise of options and vesting of stock awards during the year ended December 31, 2012 by each of the named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
	(#)	($)	(#)	($)

Mark E. Zalatoris	-	-	8,626	69,008

Brett A. Brown	-	-	3,529	28,232

D. Scott Carr	-	-	3,529	28,232

Beth Sprecher Brooks	-	-	2,782	22,256

William W. Anderson	-	-	2,742	21,936

Potential Payments Upon Termination or a Change of Control

Under the employment agreements in effect for the fiscal year ending December 31, 2013, we are required to provide compensation and other benefits to the named executive officers in the event of a termination of employment.  Some of the material terms and conditions of these rights are summarized below.  In all material respects, these terms and conditions are substantially similar to those in the employment agreements that were in effect for the fiscal year ended December 31, 2012.

Termination by the Company for Cause or Voluntarily by the Executive.  Under the employment agreements, we will have “cause” to terminate an executive’s employment if, among other things, the executive fails to perform his or her duties under the employment agreement.  If employment is terminated by us for “cause” or voluntarily by the executive, then within 30 days of the date of the termination, we will pay the executive:

•                 any accrued base salary;

•                 any accrued vacation pay;

•                 any accrued reimbursable expenses; and

•                 any accrued benefits, together with any benefits required to be paid or provided under applicable law.

In addition, any restricted stock awards issued to the executive which have not yet vested will immediately be forfeited.

Termination by the Company without Cause or by the Executive for Good Reason.  Under the employment agreements, an executive will have “good reason” to terminate his or her employment agreement if: (1) we require the executive to relocate his or her principal residence to a location outside of the greater Chicago Metropolitan Area, (2) certain reductions are made to the executive’s base salary or other compensation and benefits, or (3) we materially breach the provisions of the agreement.  If employment is terminated by us “without cause” or by the executive for “good reason,” then within 30 days of the date of the termination, we will pay the executive:

•                 any accrued base salary;

•                 any accrued vacation pay;

•                 any accrued reimbursable expenses;

•                 any accrued benefits, together with any benefits required to be paid or provided under applicable law;

•                 any accrued bonus, which has been determined for the prior year, but not yet paid;

•                 any accrued bonus for the current year prorated to the date of termination; and

•                 an amount equal to the sum of: (A) the executive’s then current per annum base salary, plus (B) an amount equal to the annual cash incentive award which was paid to the executive for the fiscal year preceding the year of termination; provided, however, that the payment to the executive would, in no event, have exceed an amount which would cause the executive to receive an “excess parachute payment” as defined in the Code.

In addition, any restricted stock awards which have not yet vested will vest immediately and will no longer be subject to forfeiture.

Termination by Company for Good Reason.  Under the employment agreements, we will have “good reason” to terminate an executive’s employment if the executive fails to achieve the personal goals and objectives mutually agreed upon between the executive and the board.  If we terminate the executive’s employment for “good reason,” then within 30 days of the date of the termination, we will pay the executive:

•                 any accrued base salary;

•                 any accrued vacation pay;

•                 any accrued reimbursable expenses;

•                 any accrued benefits, together with any benefits required to be paid or provided under applicable law;

•                 any accrued bonus, which has been determined for the prior year, but not yet paid;

•                 any accrued bonus for the current year prorated to the date of termination; and

•                 an amount equal to 0.50 times the sum: (A) the executive’s then current per annum base salary, plus (B) an amount equal to the annual cash incentive award which was paid to the executive for the fiscal year preceding the year of termination; provided, however, that the payment to the executive would, in no event, have exceed an amount which would cause the executive to receive an “excess parachute payment” as defined in the Code.

In addition, any restricted stock awards which have not yet vested will immediately be forfeited.

Change of Control.  If employment under the agreement is terminated within one year of a “change of control,” then within 30 days of the date of the termination, we will pay the executive:

•                 any accrued base salary;

•                 any accrued vacation pay;

•                 any accrued reimbursable expenses;

•                 any accrued benefits, together with any benefits required to be paid or provided under applicable law;

•                 any accrued bonus, which has been determined for the prior year, but not yet paid;

•                 any accrued bonus for the current year prorated to the date of termination; and

•                 an amount equal to 2.0 times the sum of: (A) the executive’s then current per annum base salary; plus (B) an amount equal to the annual cash incentive award paid to the executive for the fiscal year immediately preceding the year of termination; plus (C) the aggregate dollar value of each of the restricted stock awards that was granted to executive for the fiscal year immediately preceding the year of termination; provided, however, that the payment to the executive will, in no event, exceed an amount which would cause the executive to receive an “excess parachute payment” as defined in the Code.

In addition, if the executive’s employment is terminated within one year of a “change of control,” then any restricted stock awards which have not vested will immediately vest and no longer be subject to forfeiture.

Termination upon Death or Total Disability.  If employment under the agreement is terminated by reason of the death or “total disability” of the executive, then within 30 days of the date of the termination, we will pay the executive (or his or her estate or beneficiaries):

•                 any accrued base salary;

•                 any accrued vacation pay;

•                 any accrued reimbursable expenses;

•                 any accrued benefits, together with any benefits required to be paid or provided under applicable law.; and

•                 any accrued bonus.

In addition, any restricted stock or stock option awards issued to the executive which have not yet vested will vest immediately and no longer be subject to forfeiture.

The following table describes the payments, if any, to each named executive officer that would have been made upon the termination or change in control under the executive’s current employment agreement, based on a hypothetical termination or change in control occurring on December 31, 2012.  To the extent the determination of a payment amount requires the use of the price of our common stock, we used the closing price of our common stock on December 31, 2012.  The amounts reflect the acceleration of benefits under the employment agreements, as well as benefits payable or other consequences under our benefit plans.  There can be no assurance that a termination would produce the same or similar results as those shown below if it occurs on any other date or if any other price of our common stock is applicable.

Name & Type of Termination	Cash	Accelerated Vesting	Total
	($)	($)	($)
Mark E. Zalatoris
By Company for cause or voluntarily by executive	—	—	—
By Company without cause or by executive for good reason	907,681	370,002	1,277,683
By Company for good reason	589,271	—	589,271
Within one year of a change of control	1,901,801	370,002	2,271,803
Upon death or total disability	270,861	370,002	640,863

Brett A. Brown
By Company for cause or voluntarily by executive	—	—	—
By Company without cause or by executive for good reason	697,909	187,184	885,093
By Company for good reason	457,332	—	457,332
Within one year of a change of control	1,418,160	187,184	1,605,344
Upon death or total disability	216,755	187,184	403,939

D. Scott Carr
By Company for cause or voluntarily by executive	—	—	—
By Company without cause or by executive for good reason	664,159	184,000	848,159
By Company for good reason	429,982	—	429,982
Within one year of a change of control	1,365,316	184,000	1,549,315
Upon death or total disability	195,804	184,000	379,804

Beth Sprecher Brooks
By Company for cause or voluntarily by executive	—	—	—
By Company without cause or by executive for good reason	482,331	139,309	621,640
By Company for good reason	305,836	—	305,836
Within one year of a change of control	1,011,500	139,309	1,150,810
Upon death or total disability	129,340	139,309	268,649

William W. Anderson
By Company for cause or voluntarily by executive	—	—	—
By Company without cause or by executive for good reason	472,919	135,764	608,683
By Company for good reason	302,260	—	302,260
Within one year of a change of control	985,404	135,764	1,121,168
Upon death or total disability	131,600	135,764	267,364

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We reimburse affiliates of TIGI for various administrative services, such as payroll preparation and management, data processing, insurance consultation and placement, property tax reduction services and mail processing.  These TIGI affiliates provide these services to us at cost.  In the event that a service provider has revenues for any particular fiscal year that exceed its expenses for that year, the service provider will rebate the excess on a pro rata basis to us based on the proportion of its revenues attributable to us.  Mr. Goodwin, one of our directors, is the controlling shareholder of TIGI.  We pay for the aforementioned services on an hourly basis at rates that we believe are below market rates for comparable services.  The hourly rate is based on the salary of the individual rendering the services, plus a pro rata allocation of overhead including, but not limited to, employee benefits, rent, materials, fees, taxes and operating expenses incurred by each entity in operating their respective businesses.  Since January 1, 2012, we have incurred expenses for these services totaling approximately $1,672,000, which we included in our general and administrative expenses and property operating expenses.  Additionally, we lease our corporate office space from an affiliate of TIGI.  Payments under this lease since January 1, 2012, were approximately $590,000 and also were included in general and administrative expenses.  As of April 18, 2013, TIGI, through affiliates, beneficially owned approximately 12.8% of our outstanding common stock.  For accounting purposes however, we are not directly affiliated with TIGI or its affiliates.

On August 12, 2003, we entered into an agreement with Inland Investment Advisors, Inc., an indirect wholly owned subsidiary of TIGI, to manage our investment in securities.  We pay a fee of up to 1.0% per annum on the net asset value under management.  Since January 1, 2012, we have paid approximately $122,000 for these services.

Effective January 1, 2013, the Company extended its joint venture relationship with Inland Private Capital Corporation (“IPCC”), a wholly owned subsidiary of TIGI that was formerly known as Inland Real Estate Exchange Corporation, by entering into a new agreement.  This joint venture was formed in 2006 to facilitate the Company’s indirect participation in tax-deferred exchange transactions pursuant to Section 1031 of the Internal Revenue Code using properties made available to the venture by the Company.  A wholly owned subsidiary of the Company will be entitled to earn leasing fees and on-going property management fees under the joint venture agreement.  We have undertaken certain contribution, reimbursement and indemnification obligations specified in the joint venture agreement.  Our subsidiary coordinates the joint venture’s acquisition, property management and leasing functions, and earns fees for services provided to the joint venture, including property management, asset management and leasing fees, as well as acquisition fees, which are split equally between our subsidiary and IPCC.  We continue to earn property management, asset management and leasing fees on all properties acquired for this venture, even after all interests in the entity that owns the property have been sold to the investors.  Since January 1, 2012, IPCC has received approximately $2.88 million in acquisition and asset management fees related to the joint venture, funded entirely by third parties.

On June 7, 2010, we formed a joint venture with PGGM, a leading Dutch pension fund administrator and asset manager.  We are the managing partner of the PGGM joint venture and earn fees for acquisitions, asset management, property management, leasing and other services provided to the venture.  In April 2012, we substantially completed the overall acquisition goals of the joint venture under the initial partnership agreement.  The joint venture acquired $467 million of grocery-anchored and community retail centers located in Midwestern U.S. markets pursuant to this initial agreement.  The Company contributed assets from its consolidated portfolio and PGGM contributed its 45% share of the equity of the properties contributed by the Company, and each party contributed capital for acquisitions of new properties.  Since January 1, 2012, Inland Institutional Capital Partners (“ICAP”), a wholly owned subsidiary of TIGI, received $332,972 from us in exchange for advisory services ICAP provided in connection with the establishment of the venture.  ICAP describes itself as an investment adviser registered with the SEC that specializes in sourcing private equity and identifying large scale investment opportunities for public and private real estate companies and REITs sponsored by TIGI.  We have no further obligations to pay ICAP in connection with this venture.

Since January 1, 2012, we paid a total of approximately $292,241 in mortgage brokerage fees to Grubb & Ellis Company (“Grubb & Ellis”) in connection with three mortgage loan transactions pursuant to which we received total loan proceeds of $66.5 million.  The lenders in these transactions were selected by the Company from among other lenders using a competitive process based on objective criteria such as the terms of the loans being offered.  Because the lenders we selected are exclusively represented by Grubb & Ellis, we would not have been able to consummate the loan transactions with these lenders unless we worked through Grubb & Ellis.  One of our directors, Joel Simmons, had an indirect personal interest as a broker in these transactions that he estimated as approximately $292,241, of which Mr. Simmons has actually received approximately $0.  In light of the Grubb & Ellis Chapter 11 bankruptcy filing, it is unclear whether Mr. Simmons will receive his estimated interest in the remainder.  Mr. Simmons served as an executive vice president of Grubb & Ellis until April 2012.  Mr. Simmons also owned a non-material amount of shares of Grubb & Ellis common stock prior to its bankruptcy.  Thomas P. D’Arcy, one of our independent directors, served as the president, chief executive officer and a member of the board of directors of Grubb & Ellis until April 2012.  Mr. D’Arcy did not participate in these transactions and does not have a material interest in them.

Since January 1, 2012, we paid a total of approximately $223,250 in mortgage brokerage fees to BGC Real Estate Capital Partners (“BGC”) in connection with four mortgage loan transactions pursuant to which we received total loan proceeds of $44.7 million.  The lenders in these transactions were selected by the Company from among other lenders using a competitive process based on objective criteria such as the terms of the loans being offered.  Because the lenders we selected are exclusively represented by BGC, we would not have been able to consummate the loan transactions with these lenders unless we worked through BGC.  One of our directors, Joel Simmons, had an indirect personal interest as a broker in these transactions that he estimated as approximately $223,250, of which Mr. Simmons has actually received approximately $87,000.

Policies and Procedures with Respect to Related Party Transactions

Our code of ethics applies to all of our employees (including all officers) and directors and addresses conflicts of interest generally.  The code of ethics requires, among other things, that the board approve transactions that involve a conflict of interest.  Our Charter also contains provisions that limit our ability to engage in certain transactions, including transactions with our directors and their affiliates (as defined in the Charter).  Our Charter requires, among other things, that these related party transactions must be approved by a majority of the directors (including a majority of the independent directors) not otherwise interested in the transaction.  In determining whether to approve or authorize a particular transaction with a director or a director’s affiliate, the disinterested directors are required by our Charter to consider the terms and conditions of the transaction relative to the terms and conditions available from unaffiliated third parties and whether the transaction involving the director is fair and reasonable to us.

PROPOSAL NO. 2 – RATIFY APPOINTMENT OF KPMG LLP

The audit committee has selected KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013.  We traditionally ask our stockholders to ratify the selection even though your approval is not required.  Further, even if you do not approve the selection of KPMG, we will not replace them for this year due to the added expense and delay that would result from replacing them and selecting a new firm.  Instead, the audit committee will consider the negative vote as a direction to consider a different firm next year.

Representatives of KPMG will attend the annual meeting.  These representatives will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate stockholder questions.

RECOMMENDATION OF THE BOARD: The board recommends that you vote “FOR” the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2013.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents the fees for professional services rendered by KPMG LLP for the audit of our annual financial statements and internal control over financial reporting for the fiscal years ended December 31, 2012 and 2011, together with fees for audit-related services and tax services rendered by KPMG LLP for the fiscal years ended December 31, 2012 and 2011, respectively.

	Fiscal year ended December 31,
Description	2012		2011
	$		$
Audit Fees	1,020,000	(1)	1,082,500
Audit-Related Fees	–		–
Tax Fees (2)	542,247	(3)	473,570
All Other Fees	–		–
TOTAL	1,562,247		1,556,070

(1)                                 Total includes Audit fees of $60,000 incurred in connection with IN Retail Fund LLC, our joint venture with the New York State Teachers’ Retirement System and $63,000 incurred in connection with INP Retail LP, our joint venture with PGGM.

(2)                                 Tax fees are comprised of tax compliance, tax advice and tax planning fees.

(3)                                 Total includes tax fees of $19,175 incurred in connection with IN Retail Fund LLC and $59,325 incurred in connection with INP Retail LP.

Approval of Services and Fees

Our audit committee has reviewed and approved all of the fees paid to KPMG and actively monitors the relationship between audit and non-audit services provided by KPMG.  The audit committee must pre-approve all services provided by our independent registered public accounting firm and the fees charged for these services.  The audit committee also will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.  Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the chairperson of the audit committee for approval.  The audit committee concluded that all services rendered by KPMG during the years ended December 31, 2012 and 2011 respectively, were consistent with maintaining KPMG’s independence.  Accordingly, the audit committee has approved all of the services provided by KPMG.  As a matter of policy, we will not engage our primary independent registered public accounting firm for non-audit services other than “audit related services,” as defined by the SEC, certain tax services, and other permissible non-audit services as specifically approved by the chairperson of the audit committee and presented to the full committee at its next regular meeting.  The policy also includes limits on hiring partners of, and other professionals employed by, KPMG to ensure that the SEC’s auditor independence rules are satisfied.

INTRODUCTORY NOTE – PROPOSAL 3(a) AND PROPOSAL 3(b)

Our board has conducted a review of the Company’s organizational documents, including its current Charter and bylaws in relation to the board’s strategic objectives and the Company’s business plan and in comparison to other NYSE-listed REITs similar to the Company.  As a result of that review process, our board has concluded that our existing Charter should be amended and restated.

First, as described in more detail in connection with Proposal 3(a) below, the current Charter includes numerous provisions that although previously required to be included to sell securities in compliance with various state securities laws, rules and regulations, are no longer required for us as an exchange-listed company.  These provisions may affect many aspects of our board’s and the Company’s operations and may ultimately limit our ability to most effectively operate our business and advance our strategic objectives.  In Proposal 3(a), we are proposing to amend and restate the Charter to remove these provisions.  Our board has found this amendment and restatement of the Charter to be advisable and is recommending that you vote “FOR” Proposal 3(a).

Second, as described in more detail in connection with Proposal 3(b) below, the current Charter contains additional provisions that impose limitations on the Company’s authority under Maryland law or otherwise do not accord with practices that have emerged among NYSE-listed REITs that, like the Company, are incorporated in Maryland.  We believe that revising these provisions to follow Maryland law and otherwise to accord with other NYSE-listed REITs will provide us with greater flexibility in advancing our strategic objectives and implementing our business plan.  In Proposal 3(b), we are proposing to amend and restate the Charter to revise these provisions.  Our board has found this amendment and restatement of the Charter to be advisable and is recommending that you vote “FOR” Proposal 3(b).

PROPOSAL 3(a) – AMEND AND RESTATE THE CHARTER TO REMOVE PROVISIONS ORIGINALLY INCLUDED TO COMPLY WITH THE “NASAA REIT GUIDELINES”

The shares of our common stock have been listed for trading on the NYSE since 2004.  At the time we were formed and raised capital through a series of “best efforts” offerings, however, we were not listed on the NYSE.  Instead, we fell into a category of companies known as non-listed REITs, and we were required to register our offerings with various state securities administrators.  Many of the states in which we registered our securities required REITs offering securities to residents of their state to comply with the standards set forth in the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc., which is referred to herein as the “NASAA REIT Guidelines” or “Guidelines.”  Much like we started, non-listed REITs typically begin as “blind pools,” which means they initially own no assets, do not generally have employees, and are managed by external advisors.  These external advisors are paid fees for their services based on, among other things, assets under management and purchases or sales of assets.  The charter provisions required by the Guidelines consist of substantive restrictions on a REIT’s operations including on certain types of fees that may be paid to external advisors and on transactions between the non-listed REIT and its external advisor or affiliates thereof.  These restrictions apply to a REIT that is making a public offering of securities that are not listed for trading on a national securities exchange or designated for quotation on an over-the-counter market.  We are no longer raising capital through this type of public offering, and we do not intend to do so in the near future.  We completed our last “best efforts” offering as a non-listed REIT in 1998, and we have been a self-managed REIT with no external advisor since 2000.  In contrast, REITs that, like the Company, make a public offering of securities that are listed on the NYSE are not required to comply with the Guidelines.  Hence, the charter of an NYSE-listed REIT like the Company generally does not contain many of the provisions described below that were originally included in our current Charter to comply with the Guidelines.

As a result of the Guidelines and in contrast to the charter of a typical NYSE-listed REIT, our current Charter also contains provisions that are redundant with provisions contained in the Maryland General Corporation Law or “MGCL.”  We believe that the limitations included in our Charter which derive from the NASAA REIT Guidelines at a minimum may create interpretive questions and may result in uncertainty which could affect our ability to operate our business and advance our strategic objectives.  Other provisions that were originally included in our Charter to comply with the Guidelines impose conditions on our board or limit the board’s authority in a manner that is not typical of the charter of an NYSE-listed REIT.  We believe that by removing the NASAA-mandated provisions and amending and restating our Charter so that it instead follows Maryland law, under which we are organized, the resulting Charter will be more similar to those of other NYSE-listed REITs incorporated in Maryland.  Although we do not believe that these provisions have caused the Company to lose an acquisition opportunity or to have practically limited the Company’s operations to date, we also believe that in the future, these provisions could have an adverse effect on the Company by preventing us from being able to respond quickly to changing circumstances or taking advantage of certain opportunities.  For example, the provisions of the current Charter that were originally included to comply with the Guidelines could require the Company to get approval of the holders of a majority of our common stock to engage in certain asset or merger transactions for which the MGCL, absent these provisions, would not require a stockholder vote.  Similarly, these provisions could require the Company to get appraisals for one or more properties to conduct certain transactions even if the board in its business judgment does not believe that the appraisal would contribute material information to its consideration of the transactions.  The time and expense required to conduct such a stockholder vote or get such an appraisal could result in our inability to consummate transactions the board believes to be in our stockholders’ interest or in unnecessary delay or expense in doing so.  Because they impose additional restrictions on our directors that are not required under the MGCL or typical of NYSE-listed REITs, they may also prevent us from attracting or retaining executive officers or directors in the future.

Despite the benefits we believe would result from amending and restating our Charter as proposed herein, deleting the provisions described below from the current Charter will affect the rights of our stockholders.  For example, transactions that violate a corporation’s Charter may be voidable if challenged by a stockholder.  In addition, as noted above, after these provisions are removed, under the MGCL, the Company  may be able to engage in certain transactions without seeking the approval of stockholders for which stockholder approval is required under the current Charter.  We believe the Charter provisions required by the Guidelines were designed to impose certain limits during the time that we were externally managed.  We became a self-managed REIT in 2000, and our shares of common stock have been listed on the NYSE since 2004.  Consequently, we believe that the provisions described in this Proposal 3(a) are unduly burdensome and restrictive and are no longer in the best interest of the Company and our stockholders.

The following summarizes the principal changes that we are asking stockholders to approve in this Proposal 3(a) to those provisions originally included in the current Charter to comply with the NASAA REIT Guidelines.

1.            Article VI, Sections 3(c) and 3(d).  Common Stock Approval Rights.  If adopted, this proposal would delete these provisions entirely.  Section 3(c) requires the affirmative vote of the holders of a majority of our common stock to amend the Charter, dissolve or liquidate the Company or remove directors.  We believe this provision is redundant.  Under the MGCL and the amendments to the Charter we are proposing in Proposal 3(b), after deletion of Section 3(c) of the Charter, amendment of the Charter, dissolution of the Company, the transfer of all or substantially all of the assets of the Company and removal of a director will generally require the affirmative vote of the holders of a majority of our stock entitled to vote thereon.  Section 3(d) provides that in certain votes of stockholders, including those required under Section 3(c), the votes of certain directors and certain affiliates are not counted.  We believe the intent of this provision under the Guidelines was to limit the voting power of our former sponsor or external advisor prior to our becoming a self-managed REIT.  We became a self-managed REIT in 2000.  Therefore, we believe Section 3(d) to be obsolete.

2.            Article VI, Section 6.  Liability of Stockholders.  If adopted, this proposal would delete this provision entirely.  Section 6 provides that the Company’s stock will be nonassessable.  All of our stock sold in the “best efforts” offerings described above is nonassessable.  Under rules promulgated by the SEC, any additional stock we offer in registered public offerings is also required to be nonassessable.

3.            Article VII, Section 1.  Number and Classification of Directors. Our existing Charter requires that a majority of our board will consist of “Independent Directors,” with “independence” defined in accordance with the NASAA REIT Guidelines. If adopted, this proposal would delete certain aspects of this provision requiring, among other things, that all of our non-independent directors have at least three years of relevant experience and at least one of our independent directors have three years of relevant real estate experience.  NYSE rules require that a majority of our board will continue to consist of independent directors.  All of our current independent directors meet the NYSE standard for independence, and we do not expect that removing the director requirements originally included to comply with the Guidelines will affect the composition of our board.  In the future, however, it is possible that a person who would not be considered “independent” under the Guidelines would, nevertheless, add an important element to our board.  So long as the person satisfies the test of independence under the NYSE rules, we believe that our Nominating and Corporate Governance Committee should be able to nominate the person to our board.

4.            Article VII, Section 6.  Indemnification.  We are proposing to amend this provision to provide that the Company shall indemnify our directors and officers to the maximum extent permitted by law.  Section 6 currently includes limitations on indemnification and insurance of and advancement of expenses to our directors that were originally included to comply with the Guidelines.  The MGCL generally permits a corporation to indemnify its directors and officers for losses, liabilities and expenses unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  We believe these are appropriate limits to indemnification because they describe acts or omissions that are presumptively not in the interest of the Company and for which, therefore, it is not appropriate that the Company would bear the risk.  We are proposing to delete the additional limitations imposed in Article VII, Sections 6(a), 6(b) and 6(c) of the current Charter.

We believe indemnification to the maximum extent permitted by the MGCL is appropriate because the Company can only act through its directors and officers.  Hence, when they act in their capacity as directors and officers, our directors and officers are acting for and on behalf of the Company and not for their own account.  It is appropriate that the Company generally should bear the risk for those actions because they are, effectively, the Company’s own actions.  Moreover, in the absence of indemnification, we would be shifting the risks from those actions onto our directors and officers while internalizing the benefits from them.  For this reason, the limitations on indemnification imposed by the Guidelines are uncharacteristic of NYSE-listed companies generally, and of NYSE-listed REITs like the Company in particular.  The market for talented and experienced nominees to stand for election as director and executives to serve as officers is competitive.  Although we have not yet encountered difficulty in attracting qualified director nominees or officers, it is possible that in the future the best candidates will be attracted by other firms that do not have indemnification limitations as onerous as those that were originally included in the current Charter to comply with the Guidelines.

In connection with the aforementioned revisions to remove limitations on indemnification of directors originally included to comply with the Guidelines, we are also proposing to remove the limitations on advancements to directors for legal and other expenses and costs in Section 6(c) and on purchase of directors’ and officers’ insurance in Section 6(d).  We believe these changes are appropriate in connection with the proposed removal of limitations on indemnification of directors as described above.

When a director or officer is entitled to indemnification, the Company believes that the authority to advance expenses under the Charter may assist in the defense of claims against the director or officer by, for example, enabling him or her to hire legal counsel, and thereby reduce the Company’s ultimate cost.  To be most effective, we believe that the ability to advance expenses under the Charter should follow the MGCL as do the proposed indemnification provisions discussed above.  Otherwise, the limitations on advancement of expenses in the current Charter may diminish a director’s financial ability to defend against claims and losses for which the Company may ultimately be financially responsible under the proposed amendments to the indemnification provisions of the Charter.  Under the MGCL, a director or officer who seeks advancement of expenses must undertake to repay any amount advanced by the Company if it is ultimately determined that the director’s or officer’s action or omission did not meet the standards for indemnification.

We also propose to delete the limitations in Section 6(d) on the insurance coverage that the Company may purchase on behalf of directors and officers.  The Company purchases insurance on behalf of directors and officers in order to help defray its financial risk in connection with the indemnification provisions described above.  We believe that removing the limitations regarding purchase of insurance in Section 6(d) will help us continue to attract qualified and experienced director nominees and executives.  When they act on behalf of the Company, directors and officers undertake significant personal financial risk arising from potential claims relating to their acts or omissions to act.  The Company participates in a competitive market for director nominees and executives, and the ability to help mitigate the personal financial risks to directors and officers relating to their acts on behalf of the Company is an important factor in competing successfully in that market.

5.            Article VII, Section 11.  Distributions.  This provision requires certain timing of and disclosure of information about distributions.  If adopted, this proposal would delete this provision entirely.  First, the board believes that the Charter should not dictate the timing of distributions, particularly if changing the frequency of payment may save the Company money.  The Company estimates that if distributions had been paid on a quarterly, instead of a monthly, basis in 2012, the costs associated with distribution payments would have been reduced by approximately $65,000.  Pursuant to disclosure requirements applicable to the Company as a public reporting company under the Exchange Act, the Company will continue to provide stockholders with information of the type required by this section on a quarterly and annual basis detailing the amount of funds distributed and the Company’s financial condition and results of operations.  Finally, although the Company has no present intent to pay any “distributions in kind,” there could be circumstances in the future where doing so may be in the best interest of the Company and its stockholders, and we believe the board should have the authority to do so in the exercise of its business judgment.

6.            Article VII, Section 12.  Distribution Reinvestment Program.  If adopted, this proposal would delete this provision entirely.  The Company currently has a distribution reinvestment plan in effect and discloses the terms and conditions in the plan.

7.            Article VII, Section 14.  Termination of the Company.  If adopted, this proposal would delete this provision entirely.  Dissolution and winding up of the Company is governed by the MGCL.  In Proposal 3(b) we are proposing that dissolution of the Company will continue to require the affirmative vote of holders of a majority of the Company’s issued and outstanding stock entitled to vote thereon.

8.            Article VII, Section 15.  Transactions with Affiliates.  If adopted, this proposal would delete this provision entirely.  Section 15 limits our ability to engage in transactions with affiliates.  We believe the intent of this provision under the Guidelines was to restrict transactions between us and our external advisor prior to our becoming a self-managed REIT.  An external advisor may have had the opportunity or right to earn fees in connection with an affiliate transaction.  Therefore, we believe this provision to be obsolete.  In the present context, affiliates could include entities that we control.  We believe that the decision to conduct transactions with affiliates, especially with entities we control, is best left to the business judgment of the board.

9.            Article VII, Section 16.  Limitation on Total Operating Expenses.  If adopted, this proposal would delete this provision entirely.  Section 16 sets forth limits on our total operating expenses.  Removing this provision creates a risk that our expenses may exceed the limits in the future, which could affect our financial condition and results of operations.  Under the current Charter, if we exceed these limits, however, our independent directors have the power to determine that the excess is justified.  For the year ended December 31, 2012, our expenses did not exceed the limits and we do not currently believe that our expenses will exceed the limits in the future.  Nevertheless, to provide the Company flexibility to implement its business plan, we believe that decisions regarding our expense levels are best left to the business judgment of our board.

10.    Article VII,  Section 17.  Limitation on Borrowing.  If adopted, this proposal would delete this provision entirely.  Section 17 limits the amount that we may borrow to 300% of our “net assets,” as defined in the Guidelines.  We currently have no intent to borrow the maximum permitted by the current Charter.  As of December 31, 2012, we had borrowed $746,576, which is equal to approximately 99% of our “net assets.”  Removing this provision could result in our becoming more leveraged which might have a material effect on our financial condition and results of operations.  Nevertheless, our board believes that the elimination of these restrictions is advisable, and will provide us with greater flexibility in our operations as well as the ability to expand our investment and capital market opportunities.

11.    Article VII,  Section 18.  Real Estate Commissions / Section 20.  Acquisition Fees and Expenses.  If adopted, this proposal would delete these provisions entirely.  Sections 18 and 20 contain limits on the amount of real estate commissions (Section 18) and acquisition fees and expenses (Section 20) that we may pay in connection with the sale or acquisition of a particular property.  We believe that these limits may be relevant to an externally managed REIT, for which the external advisor might be able to control decisions regarding sales or acquisitions that could result in payment of fees to the advisor.  We are a self-managed REIT.  Any fees or expenses that we may pay in connection with any acquisition or disposition are paid to third parties.  Our executive officers are not compensated based on asset sales or acquisitions.  Even if they were, those would be elements of our executive compensation practice subject to the oversight of our Compensation Committee and would not involve the direct payment of fees to those persons.

12.    Article VII, Section 21.  Determination of Consideration.  If adopted, this proposal would delete this provision entirely.  Section 21 addresses how the purchase price for an asset is determined.  We believe that the purchase price of an asset is determined in negotiations between the parties to the transaction and a Charter provision is unnecessary.  Among other factors, we believe that the board should have discretion whether to require an appraisal in the case of an affiliated transaction for the purpose of establishing the purchase price.

13.    Article VII, Section 22.  Fiduciary Duty.  If adopted, this proposal would delete this provision entirely.  Section 22 states that the Company’s directors shall have a fiduciary duty to the stockholders of the Company.  Our directors are held to the standard of conduct imposed under the MGCL, which requires a director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in our best interest and with the care that an ordinarily prudent person in a like position would use under similar circumstances.  We believe the vague language originally included in the Charter to comply with the Guidelines that appears in Section 22 may create ambiguity as to the standard required of our directors.  Deleting this section would clarify that our directors are held fully to the standard imposed by the MGCL.

14.    Article VII, Section 23.  Review of Investment Policies.  If adopted, this proposal would delete this provision entirely.  Section 23 requires the directors to review and monitor the Company’s administrative procedures, investment operations and borrowing policies and determine that they are being carried out. These provisions are more restrictive than required for an NYSE-listed company organized in Maryland and more restrictive than are commonly contained in charters of other REITs similar to the Company.  Moreover, we believe this provision does not provide any guidance to the board on what is expected of this review.  Instead, we believe that stockholders are already and, after deletion of this provision, will continue to be protected by MGCL provisions that require a director to act in accordance with the standard of care described above.    The board is responsible for adopting policies and supervising management’s implementation of those policies with respect to the Company’s operations, finances, accounting and risk.  As a public reporting company under the Exchange Act, the Company reports on aspects of that responsibility in its annual and quarterly reports.

15.    Article VII, Section 24.  Limitation on Organization and Offering Expenses.  If adopted, this proposal would delete this provision entirely.  Section 24 established limits on the expenses paid by the Company in its initial public offering.  The Company’s initial public offering was completed many years ago.  As a result, this section is no longer applicable.

16.    Article IX.  Investment Restrictions.  If adopted, this proposal would delete this article entirely.  This article requires a majority of the Company’s independent directors to approve the Company’s investment policies.  Further, Article IX outlines a number of restrictions on the type of assets in which the Company may invest or establishes conditions on the investments.  For example, clause (a) of Article IX states that not more than 10%

of our assets may be unimproved real property.  Clause (b) states that we may not invest in commodities or commodity futures contracts except for hedging purposes.  Clauses (c) through (e) prohibit investments in mortgage loans without an appraisal or if the aggregate of all mortgage loans secured by the invested or unimproved property exceeds 85% of the appraised value or that are subordinate to any mortgage or equity interest of any director or affiliate thereof.  Clause (f) prohibits investments in equity securities unless approved by a majority of the board, including a majority of the independent directors, as being fair, competitive and commercially reasonable.  Clause (g) prohibits the Company from issuing:  (i) redeemable equity securities; (ii) debt securities unless the historical debt service coverage as adjusted for known charges is sufficient to properly service the higher level of debt; (iii) options or warrants to purchase shares of the Company’s common stock to any director or their affiliates except on the same terms as sold to the general public provided that the Company may issue options or warrants to persons not affiliated with the Company at exercise prices not less than the fair market value of the securities on the date of grant and for consideration; and (iv) options or warrants to directors or affiliates that exceed an amount equal to 10% of the outstanding shares the Company’s common stock.  Clause (h) requires a majority of the board to determine that the consideration paid for any investments in real property be based on the fair market value of the property.  Clause (i) states that the Company may not invest in indebtedness secured by a mortgage on real property which is subordinate to the lien of other indebtedness except when the amount of the junior debt plus the amount of any senior debt does not exceed 90% of the value of the property.  Clause (j) prohibits the Company from engaging in trading, as compared with investment activities.  Clause (k) prohibits the Company from engaging in underwriting or the agency distribution of securities issued by others.

In each case, we believe our board should have the authority, in the exercise of its business judgment, to decide what type of assets we should invest in or the type of transactions in which we may engage.  Although currently we have no plans to make any of the investments limited by Article IX, we believe that increased flexibility could be advantageous and that the limitations are not characteristic of the charter of an NYSE-listed REIT.  Nevertheless, deleting this Article may increase the risk that we will pursue transactions such as those referenced above, which, if the investments perform poorly, could adversely affect our results of operations and the value of your investment in us.

17.    Article X.  Access to Records.  If adopted, this proposal would delete this article entirely.  The MGCL contains provisions that would continue to govern the access that stockholders would have to our books and records and the rights of a stockholder to inspect our list of stockholders.  Importantly, the MGCL sets limits on who may inspect or review a corporation’s books and records or stockholder list.  If this Article is deleted, the rights of stockholders to inspect and copy certain corporate documents, including the ability to obtain a list of stockholders, will be limited to the rights provided for under the MGCL.  These rights are more restrictive than those included in our current Charter.  Maryland law allows any stockholder of a corporation to inspect the corporation’s bylaws, minutes of stockholder proceedings, annual statements of affairs and voting trust agreements on file at the corporation’s principal office and to request a statement showing all stock and securities issued by the corporation during a specified period of not more than twelve months before the date of the request.  However, Maryland law permits only stockholders who for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class of the corporation to inspect the corporation’s books of account and stock ledger, to request a statement of the corporation’s affairs and to request a stockholder list.  Our current Charter provides that any stockholder may request a copy of the stockholder list in connection with matters relating to stockholders’ voting rights, the exercise of stockholder rights under federal proxy laws or for any other proper and legitimate purpose.  Our board believes that these revisions increase the Company’s ability to protect the privacy of its stockholders.  We believe the changes also enhance our anti-takeover defenses by making it more difficult for a potential acquirer to acquire shares or to contact stockholders for the purpose of trying to influence our management.  Although we believe the changes are in the best interest of the Company, the proposed amendments may discourage others from trying to acquire control of us, which may reduce your ability to liquidate your investment in us or to receive a control premium for your shares.  The proposed changes may also make it more difficult for our stockholders to communicate with each other to influence our management, which could result in policies, actions or board composition that are not as favorable to you as they might otherwise be.

18.    Article XI.  Reports and Meetings.  If adopted, this proposal would delete this article entirely.  This article sets forth requirements regarding the type of information to be included in the Company’s annual report, including a report from the independent directors that the policies being followed by the Company are in the best interest of the stockholders and the basis for this determination.  The Company believes that substantially all of the requirements set forth in this article are similarly required by various provisions of the federal securities laws and complied with by the Company in its various filings under the Exchange Act.  We would, however, no longer be subject to a Charter requirement to distribute an annual report with the following information specified by the Guidelines: the ratio of the cost of raising capital during the period to the capital raised, the total operating expenses of the Company stated as a percentage of average invested assets and as a percentage of net income, and a report from the independent directors that the policies being followed by the Company are in the best interests of our stockholders and the basis for such determination.  As a public reporting company, however, we will still continue to be subject to the rules and regulations promulgated by the SEC related to annual reports as well as the general provisions of MGCL requiring us to prepare an annual statement of affairs.  Thus, we expect to continue distributing an annual report to our stockholders with disclosure of the information required under the rules and regulations of the SEC.

19.    Article XII.  Conversion Transactions.  If adopted, this proposal would delete this article entirely.  This article requires stockholders representing at least 66% in “interest of the shares” and all of the independent directors to approve certain transactions involving the Company in which the  Company stockholders would receive securities in a surviving entity having a substantially longer duration or materially different investment objectives and policies or that could provide significantly greater compensation to management from that which is described in the Company’s prospectus for its initial public offering.  We believe that this article is ambiguous and unnecessary.  The Company is an infinite-life entity, and it is impossible for a surviving entity to have a substantially longer duration.  Further, the   Company does not expect to undertake a conversion transaction with any other entity other than a REIT, and if that other REIT were to have different investment objectives or policies such as investing in different types of properties, the Company believes its board should have the discretion to determine whether that type of transaction would be in the best interest of the Company and its stockholders.  Because the Company was managed and advised by a third party for its initial public offering, its prospectus did not describe any compensation for management because it did not have any employees.  Therefore, that particular provision has no effect.

20.    Article XIII.  Roll-ups.  If adopted, this proposal would delete this article entirely.  This article imposes procedural protections relating to transactions in which our stockholders must exchange their shares for securities of another entity (a “roll-up transaction”).  Among other protections, an appraisal of the Company’s assets as of a date immediately prior to the announcement of the proposed roll-up transaction and certain other requirements must be obtained from an independent expert in connection with any roll-up transaction.  Stockholders who vote against any proposed roll-up transaction must be given the choice of (a) accepting the securities of the roll-up entity or (b) either (i) remaining as stockholders of the Company and preserving their interests therein on the same terms and conditions as existed previously, or (ii) receiving cash in an amount equal to their proportionate share of the appraised value of the Company.  In addition, the Company is prohibited from participating in any roll-up transaction in which certain stockholder rights in the roll-up entity such as voting and access to records are less than those currently provided to stockholders of the Company.  Further, if the roll-up transaction is not approved by the stockholders, the costs of the roll-up transaction may not be borne by the Company.  Although deleting this article may reduce certain rights of stockholders, we believe the deletion may increase our flexibility to enter into a roll-up transaction that our board and our stockholders may determine to be in our best interest.

In addition to the proposed amendments to the Company’s Charter particularly described above, we are also proposing to amend the Charter to integrate all of the proposed changes to the Charter that are approved by stockholders at the Annual Meeting, to conform cross-references and section titles and to make other immaterial typographical and drafting changes throughout the Charter, to remove provisions that are no longer applicable by their express terms and to restate the Charter to incorporate all previously approved amendments and articles supplementary in one document.  None of these ministerial amendments would materially affect the rights or preferences of our stockholders.  We believe that these amendments and the restatement are advisable in order to simplify reference to the Company’s Charter for our stockholders, directors, officers, employees, agents and advisors.

The summary above of Proposal 3(a) is qualified in its entirety by the complete text of the proposed Fifth Articles of Amendment and Restatement which is attached hereto as Exhibit A and reflects all of the amendments to the Charter that we are proposing to be approved at the Annual Meeting in both this Proposal 3(a) and Proposal 3(b).  The text of the proposed Fifth Articles of Amendment and Restatement has been marked in Exhibit B to reflect all the proposed amendments from the current Fourth Articles of Amendment and Restatement, including the amendments contemplated by this Proposal 3(a).

Approval of this Proposal 3(a) at the Annual Meeting will require the affirmative vote of the holders of a majority of all the shares of our common stock entitled to be cast, which means that AN ABSTENTION OR FAILURE TO VOTE COUNTS AS A VOTE “AGAINST” PROPOSAL 3(a).  This Proposal 3(a) is not a “routine matter” subject to broker discretionary voting under applicable NYSE rules.  If you hold your shares in “street name” and do not provide voting instructions to your broker, a broker “non-vote” may occur and your shares will not be voted on this Proposal 3(a).  A BROKER NON-VOTE COUNTS AS A VOTE “AGAINST” PROPOSAL 3(a).

RECOMMENDATION OF THE BOARD: The board has found the amendment and restatement of the Charter proposed in this Proposal 3(a) to be advisable, and therefore, the board recommends that your vote “FOR” Proposal 3(a).

PROPOSAL 3(b) – AMEND AND RESTATE THE CHARTER TO ACCORD WITH THE PRACTICES OF OTHER REITS LISTED ON THE NEW YORK STOCK EXCHANGE

In our review of the charters of other NYSE-listed REITs, we have also identified practices that have evolved since adoption of the Company’s current Charter.  In this Proposal 3(b), we are proposing to amend and restate the current Charter to accord with these practices, which we believe will have positive effects for the Company and our stockholders.  In particular as described in more detail below, we are proposing to clarify the effect of the board’s reclassification of our authorized shares of stock on the total number of authorized shares of stock, to remove references to the Maryland Control Share Acquisition Act, to update the board’s authority to make authoritative determinations with respect to the Company, to update the stock ownership and transfer restrictions that help the Company to maintain its REIT qualification under the Code and to clarify the majority voting requirement for certain actions by our stockholders.  We believe these changes will improve the Company’s flexibility to advance its strategic objectives and implement its business plan to its benefit and the benefit of its stockholders.

1.            Article VI, Section 1.  Authorized Shares.  If adopted, this proposal would add language clarifying that, if the board classifies or reclassifies shares of one class of stock into shares of another class of stock, the number of authorized shares of the former class will be automatically decreased and the number of shares of the latter class will be automatically increased, in each case by the number of shares so classified or reclassified so that the aggregate number of shares of stock of all classes that the Company has authority to issue does not exceed the currently authorized amount of 512,000,000, which we are not proposing to change.  We believe this clarification will provide us flexibility to respond to the Company’s changing capital requirements and developments in the equity capital markets over time.  Subject to the obligations of our directors to fulfill fiduciary or other duties and comply with standards of conduct imposed on them by the MGCL or other applicable state or federal law, rule or regulation, the Company represents that it will not, without the prior approval of its common stockholders, issue any series of stock specifically for any defensive or anti-takeover purpose, including to implement any stockholder rights plan for such purpose.  The Company may issue stock for capital raising transactions, acquisitions, joint ventures or other corporate purposes, which despite not having a defensive or anti-takeover purpose may have the effect of making an acquisition of the Company more difficult or costly.

2.            Article VI, Section 3(b).  Control Shares.  If adopted, this proposal would delete this provision entirely.  Section 3(b) provides that the Maryland Control Share Acquisition Act shall not apply to acquisitions of a “Control Share,” as defined in that act, by an Existing Holder, which is an obsolete concept in the stock ownership and transfer restrictions in the current Charter that we are proposing to delete. Upon adoption of this amendment, we intend to amend our bylaws to provide that the Maryland Control Share Acquisition Act shall not apply to any acquisition of the stock of the Company.

3.            Article VII, Section 8.  Determinations by the Board.  If adopted, this proposal would add language to this provision clarifying the board’s authority to make authoritative determinations with respect to the Company.  Section 8 authorizes the board to make conclusive and binding determinations about certain matters within the board’s general authority to manage the business and affairs of the Company under the MGCL.  We believe the specific authorities granted to the board by the proposed amendment may fall within the board’s existing general authority under the MGCL.  Nevertheless, we believe this amendment is advisable to clarify the areas in which the board may make authoritative determinations.  We believe this increased clarity will contribute to more efficient oversight of the Company’s management and implementation of our business plan.

4.            Article VIII.  Restriction on Transfer and Ownership of Shares. In order to maintain the Company’s tax-preferred REIT qualification under the Code, any five persons, as defined under the Code, may not own 50% or more of the shares of the Company’s stock.  In addition, the Code imposes limitations on stock ownership by affiliates of the Company’s tenants.  To help assure that the Company meets these requirements and thereby preserve the value of the Company’s REIT qualification for all our stockholders, the Company’s Charter has included ownership and transfer restrictions for the Company’s stock since the time we were formed and first raised capital.  Although we believe that no violation of the aforementioned stock ownership limitations for REITs under the Code has occurred under the current Charter, we also believe the proposed amendments to the ownership and transfer restrictions for our common stock accord with practices that have evolved in the charters of NYSE-listed REITs like the Company and will help to mitigate further any risk to the Company’s REIT qualification. Under the current Charter, the general ownership limit is set as 9.8% of our stock, and we are not proposing to amend that general limit at this time.  If adopted, this proposal would not amend the stock ownership and transfer restrictions that apply to our Series A Preferred Stock.  The stock ownership and transfer restrictions in our current Charter will continue to apply to our Series A Preferred Stock with no changes except, if this proposal is adopted, to conform section numbering and cross-references and to clarify that certain defined terms apply only to our Series A Preferred Stock by inserting the words “Series A” before those terms.

If adopted, this proposal specifically would amend the ownership and transfer restrictions in the Charter that apply to our common stock in the following manner:

a.             Article VIII, Section I.  Definitions.  If adopted, this proposal would amend the definition of “Beneficial Ownership” to apply to each individual or entity that holds shares of our stock directly or indirectly (including as a nominee), and treating options as exercised for certain purposes. Currently, the definition incorporates a section of the Code that looks through holders of record of our stock to each individual that directly or indirectly has beneficial ownership of our stock (treating certain entities as individuals).  We believe this change may provide us with earlier notification that a stockholder is approaching the 9.8% ownership limit and will simplify monitoring of compliance with the stock ownership and transfer restrictions.  We are also proposing a new defined term, “Constructive Ownership” that will help to clarify the applicability of certain attribution rules under the Code for applying the ownership and transfer restrictions.  In addition, if adopted, this proposal would amend the definition of “Transfer” to clarify that the stock ownership and transfer restrictions apply to the exercise of stock options and any conversion or exchange right into or for stock of the Company.  Further, we add “Excepted Holder” and “Excepted Holder Limit” definitions as described in more detail below.

b.            Article VIII, Sections 2-14.  If adopted, this proposal would consolidate these sections of the current Charter, which set forth the stock ownership and transfer restrictions, into two sections.  Although the proposed amendments streamline the language, the effect of the language will remain unchanged–to make any transfer that would result in ownership exceeding the applicable limitations in constructive trust for a beneficiary that would not have ownership in violation of the applicable limitations or, if the transfer is effective nevertheless, to void the transfer.  The proposed amendment also lowers the ownership threshold at which stockholders are required to provide information to the Company from 9.8% to 5.0%, which is consistent with the requirements of the Code that apply to the Company.  The proposed amendments also would require advance or immediate notice to the Company of a transfer of our stock that results in ownership in violation of the applicable limitations.  We believe these amended reporting requirements present a minimum burden to our stockholders, which must already comply with reporting requirements under the Exchange Act upon acquiring 5.0% of our stock, while providing the Company timely information with which to respond to emerging potential risks to its REIT qualification.

The proposed amendments clarify the conditions precedent to the board’s approval or increase of an Excepted Holder Limit.  Under the current Charter, significant stockholders may seek waivers from the Company to hold in excess of the general ownership limit up to an individual limit established by the board to preserve the Company’s REIT qualification.  The amendments to the Company’s Charter we are proposing in this Proposal 3(b) will clarify this process by establishing an Excepted Holders mechanism that will, similar to the waiver provision of the current Charter, allow us to set individual stock ownership limits for certain significant holders, the Excepted Holders, that are higher than the 9.8% general ownership limit, and to decrease the general ownership limit for other stockholders if deemed advisable.  An Excepted Holder Limit will allow an Excepted Holder to acquire more than the 9.8% of our stock while preserving the Company’s ability to assure it complies with the stock ownership limitations for REIT qualification under the Code.  We believe that the proposed Excepted Holder Limit provisions benefit stockholders by making the process and conditions for establishing a stock ownership limit greater than 9.8% more transparent.

c.             New Article VII, Sections 4-5.  These proposed new sections clarify the remedies available to the Company for any violation of the stock ownership and transfer restrictions.

5.            Article XIV. Amendments.  If adopted, this proposal would move the provision establishing a majority voting threshold for approval of certain matters such as amendment of the Charter into a new Article IX in order to clarify its applicability to all extraordinary actions.  The language in Article XIV of the current Charter reflects the NASAA REIT Guidelines.  To approve certain actions, the MGCL allows a charter provision such as this one that requires the affirmative vote of holders of a majority of the Company’s stock entitled to vote thereon.  Without such a provision, a two-thirds vote generally is required to approve those actions.  If adopted, this proposal would clarify the effect of this provision by moving it into a new Article IX so that it does not appear with provisions of the Charter relating only to amendment of the Charter.  Rather than enumerate particular types of actions for which a majority vote is sufficient as in the current Charter, the new article would lower the vote required to a majority of our stock entitled to vote thereon for every type of action for which the MGCL generally requires a two-thirds vote but also allows a charter to provide a lower requirement.  We believe the generalized language in the proposed amendment is advisable to avoid potential ambiguities where language in the current Charter may appear to differ from the stockholder approval requirements of the MGCL.  For example, the current Charter might require a stockholder vote to approve certain mergers that would not otherwise require a stockholder vote under the MGCL.  Although the proposed amendment may decrease stockholder voting rights in some circumstances, under the proposed amendment, stockholders would continue to have their current voting rights with respect to all matters for which the MGCL requires stockholder approval.  Moreover, we believe that resolving any potential ambiguities between the Charter and the MGCL will improve the board’s ability to take advantage of strategic opportunities that may arise in the future.

In addition to the proposed amendments to the Company’s Charter particularly described above, we are also proposing to amend the Charter to integrate all the amendments to the Charter that are approved by stockholders at the Annual Meeting, to conform cross-references and section titles and to make other immaterial typographical and drafting changes throughout the Charter, to remove provisions that are no longer applicable by their express terms and to restate the Charter to incorporate all previously approved amendments and articles supplementary in one document.  None of these ministerial amendments would materially affect the rights or preferences of our stockholders.  We believe that these amendments and the restatement are advisable in order to simplify reference to the Company’s Charter for our stockholders, directors, officers, employees, agents and advisors.

Upon adoption of proposed amendments, the board will also adopt conforming changes in the bylaws of the Company, including opting out of the Maryland Control Share Acquisition Act as described above.  However, no additional action on the part of stockholders is required for these amendments to the bylaws.

The summary above of Proposal 3(b) is qualified in its entirety by the complete text of the proposed Fifth Articles of Amendment and Restatement, which is attached hereto as Exhibit A and reflects all of the amendments we are proposing to be approved at the Annual Meeting in both Proposal 3(a) and this Proposal 3(b).  The text of the proposed Fifth Articles of Amendment and Restatement has been marked in Exhibit B to reflect the all the proposed amendments from the current Fourth Articles of Amendment and Restatement, including the amendments contemplated by this Proposal 3(b).

Approval of this Proposal 3(b) at the Annual Meeting will require the affirmative vote of the holders of a majority of all the shares of our common stock issued and outstanding, which means that AN ABSTENTION OR FAILURE TO VOTE COUNTS AS A VOTE “AGAINST” PROPOSAL 3(b).  This Proposal 3(b) is not a

“routine matter” subject to broker discretionary voting under applicable NYSE rules.  If you hold your shares in “street name” and do not provide voting instructions to your broker, a broker “non-vote” may occur and your shares will not be voted on this Proposal 3(b).  A BROKER NON-VOTE COUNTS AS A VOTE “AGAINST” PROPOSAL 3(b).

RECOMMENDATION OF THE BOARD: The board has found the amendment and restatement of the Charter proposed in this Proposal 3(b) to be advisable, and therefore, the board recommends that your vote “FOR” Proposal 3(b).

PROPOSAL NO. 4 – ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, we are seeking a non-binding, advisory approval by our stockholders of the compensation of our named executive officers as disclosed in the section of this proxy statement entitled “Executive Compensation.”  Stockholders are being asked to vote on the following non-binding, advisory resolution:

RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.

As described in detail under the heading "Compensation Discussion and Analysis," our executive compensation programs are designed to accomplish the following objectives: (1) attract, retain and motivate quality executives by providing fair and reasonable compensation; (2) reward individual performance; and (3) align compensation with our performance and the interests of our stockholders.  To accomplish these objectives, our named executive officers are rewarded based on two objective measures of our performance relative to our peer group and for achieving personal goals.  To better align the incentives of management with the interests of our stockholders, we award our named executive officers restricted shares of our stock as part of their base compensation and include the opportunity to earn additional shares as part of their incentive compensation package so that they will share in the risks and rewards of stock ownership along with our other stockholders.  These shares vest over a five-year period so as to incentivize executives to remain with us and to encourage them to consider our longer-term outlook in addition to our near-term performance.  Please read the "Compensation Discussion and Analysis" beginning on page 25 for additional details about our executive compensation agreements and practices.  We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement.  This proposal, commonly referred to as a "say-on-pay" proposal, gives our stockholders the opportunity to express a view on the compensation of our named executive officers.  This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the compensation philosophy, policies and practices described in this proxy statement.

The say-on-pay vote is advisory, and therefore not binding on the Company, the board or the compensation committee.  The board, the compensation committee and our executive officers greatly value the opinions of our stockholders.  Our board and its compensation committee will consider the voting results, along with other relevant factors in connection with their ongoing evaluation of our compensation programs. The Company currently plans to seek advisory approval of the compensation of our named executive officers annually.  The next advisory vote on executive compensation will occur at the 2014 annual meeting.

RECOMMENDATION OF THE BOARD: Our board unanimously recommends that you vote "FOR” the advisory approval of the compensation of our named executive officers as disclosed and described in the compensation discussion and analysis section of this proxy statement.

STOCKHOLDER PROPOSALS

We have not received any stockholder proposals to be included in this proxy statement.  Article II, Section 14(a) of our current bylaws requires that any stockholder intending to present a nomination or other proposal for action by the stockholders at an annual meeting must give written notice of the nomination or proposal, containing specified information, to our corporate secretary not less than forty-five days prior to the anniversary of the date on which we mailed the prior year’s proxy statement.  For our annual meeting to be held in 2014, the notice deadline under Article II, Section 14(a) of our bylaws is April 2, 2014.  A copy of our bylaws may be obtained by written request to our corporate secretary at the address provided below.

Our bylaws do not change the deadline for a stockholder seeking to include a proposal in our proxy statement pursuant to SEC Rule 14a-8.  This rule requires that notice of a stockholder proposal requested to be included in our proxy materials pursuant to that Rule must generally be furnished to our corporate secretary not later than 120 days prior to the anniversary date of the prior year’s proxy statement.  For our annual meeting to be held in 2014, any stockholder proposal to be included in the proxy statement under Rule 14a-8 must have been received by our corporate secretary no later than December 30, 2013.

All stockholder nominations or proposals should be submitted in writing and addressed to our corporate secretary at Inland Real Estate Corporation, 2901 Butterfield Road, Oak Brook, Illinois 60523.

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF

PROXIES WILL SAVE US THE EXPENSE OF

FURTHER REQUESTS FOR PROXIES. PLEASE

PROMPTLY MARK, SIGN, DATE AND RETURN THE

ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

Exhibit A

INLAND REAL ESTATE CORPORATION
FIFTH ARTICLES OF AMENDMENT AND RESTATEMENT

To State Department of Assessments and Taxation, State of Maryland:

Pursuant to the provisions of Section 2-609 of the Maryland General Corporation Law, Inland Real Estate Corporation, a Maryland corporation (the “Company”), hereby certifies that:

FIRST:                                           The Company desires to amend and restate its charter as currently in effect and hereinafter amended.

SECOND:                     The following provisions set forth in these Fifth Articles of Amendment and Restatement are all the provisions of the charter of the Company as currently in effect and as hereinafter amended:

ARTICLE I
NAME

The name of the corporation is: Inland Real Estate Corporation.

ARTICLE II
PURPOSE

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The post office address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201.  The name of the resident agent of the Company in the State of Maryland is The Corporation Trust Incorporated at 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a corporation located in the State of Maryland.

ARTICLE IV
DEFINITIONS

For the purposes of these Articles, the following terms shall have the following meanings:

“ARTICLES” means the charter of the Company.

“DIRECTOR” means a director of the Company.

“EQUITY STOCK” shall mean shares of stock of the Company, including Common Stock or Preferred Stock.

“MARKET PRICE” means the last reported sales price reported on the NYSE of the Equity Stock on the trading day immediately preceding the relevant date, or if the Equity Stock is not then traded on the NYSE, the last reported sales price of the Equity Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Equity Stock may be traded, or if the Equity Stock is not then traded over any exchange or quotation system, then the market price of the Equity Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

“MGCL” means the Maryland General Corporation Law, as amended from time to time, or any successor statute.

“NYSE” means the New York Stock Exchange.

“PERSON” means any individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company, limited liability company, any other legal or commercial entity, a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act or a group to which an Excepted Holder Limit applies.

ARTICLE V
STOCK

Section 1.                               Authorized Shares.  The total number of shares of stock which the Company has authority to issue is 512,000,000 shares, of which 500,000,000 are shares of common stock, $0.01 par value per share (“Common Stock”), and 12,000,000 are shares of preferred stock, $0.01 par value per share (“Preferred Stock”).  The aggregate par value of the shares of authorized Common Stock and Preferred Stock is $5,000,000 and $120,000, respectively.  The Board of Directors of the Company may classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the stock.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to these Articles, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.

Section 2.                               Liquidation.  Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after payment of, or adequate provision for, all known debts and liabilities of the Company.

Section 3.                               Common Stock.  Subject to the provisions of Article VII regarding Excess Stock (as such term is defined therein) and except as otherwise provided in these Articles, each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of stockholders.

Section 4.                               Preferred Stock. Shares of Preferred Stock may be issued, from time to time, in one or more classes or series, as authorized by the Board of Directors. Prior to issuance of shares of each class or series, the Board of Directors by resolution shall:  (a) designate that class or series to distinguish it from all other series and classes of stock of the Company; (b) specify the number of shares to be included in the class or series; and (c) subject to the provisions of Article VII regarding Excess Stock, set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption.  Subject to the express terms of any other class or series of Preferred Stock outstanding at the time and notwithstanding any other provision of these Articles, the Board of Directors may increase or decrease the number of shares of, alter the designation of or classify or reclassify any unissued shares of any class or series of Preferred Stock by setting or changing, in any one or more respects from time to time before issuing the shares, subject to the provisions of Article VII regarding Excess Stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the shares of any class or series of Preferred Stock.

Section 5.                               8.125% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share

(a)                               Designation and Number.  A series of Preferred Stock, designated the “8.125% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share” (the “Series A Preferred Stock”), is hereby established.  The number of authorized shares of Series A Preferred Stock shall be 4,400,000.

(b)                              Relative Seniority.  The Series A Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company, rank (a) senior to all classes or series of Common Stock and to all equity securities the terms of which provide that such equity securities shall rank junior to the Series A Preferred Stock; (b) on a parity with all equity securities issued by the Company, other than those equity securities referred to in clauses (a) and (c), and (c) junior to all equity securities issued by the Company which rank senior to the Series A Preferred Stock and which were issued in accordance with the terms of Article V, Section 5(g)(iv) hereof.  The term “equity securities” shall not include convertible debt securities prior to the time of conversion.

(c)                               Dividends.

(i)                                  Holders of Series A Preferred Stock shall be entitled to receive, when and as authorized by the Board and declared by the Company, out of funds legally available for the payment of dividends, cumulative preferential cash dividends at the rate of eight and one-eighth percent (8.125%) per annum of the twenty-five dollars ($25.00) per share liquidation preference of the Series A Preferred Stock (equivalent to a fixed annual amount of approximately $2.0313 per share).  Dividends on the Series A Preferred Stock shall accumulate on a daily basis and be cumulative from, and including, the first date of issuance of any shares of Series A Preferred Stock or the immediately preceding Dividend Payment Date, as the case may be, to, but not including, the next succeeding Dividend Payment Date or redemption date, as applicable.  Such dividends shall be payable monthly in equal amounts in arrears on the fifteenth day of each month, beginning on November 15, 2011 (each such day being hereinafter called a “Dividend Payment Date”); provided that if any Dividend Payment Date is not a Business Day (as hereinafter defined), then the dividend which would otherwise have been payable on such Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Dividend Payment Date to such next succeeding Business Day.  Any dividend payable on the Series A Preferred Stock for any partial dividend period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months.  Dividends shall be payable to holders of record as they appear in the stock records of the Company at the close of business on the applicable record date, which shall be the first day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board for the payment of dividends that is not more than 30 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”).

(ii)                              No dividends on the Series A Preferred Stock shall be authorized by the Board or declared by the Company or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such authorization, declaration payment or setting apart for payment shall be restricted or prohibited by law.

(iii)                          Notwithstanding anything to the contrary contained herein, dividends on the Series A Preferred Stock shall accumulate whether or not the restrictions referred to in Article V, Section 5(c)(ii) exist, whether or not the Company has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are authorized or declared.  No interest, or sum of money in lieu of interest, shall be payable in respect of any accumulated and unpaid dividends on the Series A Preferred Stock.

(iv)                          So long as any shares of Series A Preferred Stock are outstanding, no dividends (other than in Common Stock or other equity securities of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation) shall be declared by the Company or paid or set apart for payment on any equity securities of the Company of any other class or series ranking, as to dividends or upon liquidation, on a parity with or junior to the Series A Preferred Stock unless full cumulative dividends have been or contemporaneously are authorized by the Board and declared by the Company on the Series A Preferred Stock for all past dividend periods and the then current dividend period.  When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and all other equity securities ranking on a parity, as to dividends or upon liquidation, with the Series A Preferred Stock, all dividends authorized and declared, paid or set apart for payment upon the Series A Preferred Stock and all other equity securities ranking on a parity, as to dividends or upon liquidation, with the Series A Preferred Stock shall be authorized and declared and paid pro rata or authorized and declared and set apart for payment pro rata so that the amount of dividends authorized and declared per share of Series A Preferred Stock and each such other equity security shall in all cases bear to each other the same ratio that accumulated dividends per share of Series A Preferred Stock and other equity security (which shall not include any accumulation in respect of unpaid dividends for prior dividend periods if such equity securities do not have a cumulative dividend) bear to each other.  No interest, or sum of money in lieu of interest, shall be payable in respect of any accumulated and unpaid dividends on the Series A Preferred Stock.

(v)                              Except as provided in Article V, Section 5(c)(iv), unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are authorized by the Board and declared by the Company for all past dividend periods and the then current dividend period, no dividends (other than in Common Stock or other equity securities of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation) shall be declared by the Company or paid or set apart for payment, nor shall any other distribution be declared or made, upon the Common Stock or any other equity securities of the Company ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation, nor shall any shares of Common Stock or any other equity securities of the Company ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired directly or indirectly for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such equity securities) by the Company (except by conversion into or exchange for other equity securities of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation, by redemption, purchase or acquisition of equity securities under incentive, benefit or stock purchase plans of the Company for officers, Directors or employees or others performing or providing similar services, or by other redemption, purchase or acquisition of such equity securities for the purpose of preserving the

Company’s status or qualification as a REIT for U.S. federal income tax purposes).

(vi)                          If, for any taxable year, the Company elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends (as determined for U.S. federal income tax purposes) paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocable to the holders of Series A Preferred Stock shall be the amount that the total dividends (as determined for U.S. federal income tax purposes) paid or made available to the holders of Series A Preferred Stock for the year bears to the Total Dividends.  The Company may elect to retain and pay income tax on its net long-term capital gains.  In such a case, the holders of Series A Preferred Stock would include in income their appropriate share of the Company’s undistributed long-term capital gains, as designated by the Company.

(vii)                      Holders of Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends on the Series A Preferred Stock as described above.  Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares which remains payable.

(viii)                  In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of the Company’s equity securities is permitted under Maryland law, no effect shall be given to amounts that would be needed, if the Company were to be dissolved at the time of the dividend, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the dividend.

(ix)                          “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

(d)                             Liquidation Rights.

(i)                                  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company (referred to herein sometimes as a “liquidation”), the holders of Series A Preferred Stock then outstanding shall be entitled to be paid, or have the Company declare and set apart for payment, out of the assets of the Company legally available for distribution to stockholders (after payment or provision for payment of all debts and other liabilities of the Company), a liquidation preference in cash of twenty-five dollars ($25.00) per share of Series A Preferred Stock, plus an amount equal to all accumulated and unpaid dividends to, but not including, the date of payment (the “Liquidation

Preference”), before any distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Company is made to holders of Common Stock or any other equity securities of the Company that rank junior to the Series A Preferred Stock upon liquidation.

(ii)                              If, upon any such voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company are insufficient to pay the full amount of the Liquidation Preference to holders of Series A Preferred Stock and the corresponding amounts payable on all shares of other classes or series of equity securities of the Company ranking on a parity with the Series A Preferred Stock upon liquidation, then the holders of Series A Preferred Stock and all other such classes or series of equity securities shall share ratably in any such distribution of assets in proportion to the full liquidating dividends to which they would otherwise be respectively entitled.

(iii)                          Written notice of the effective date of any such liquidation, dissolution or winding up of the Company, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of Series A Preferred Stock at the address of such holder as the same shall appear on the stock transfer records of the Company.

(iv)                          After payment of the full amount of the Liquidation Preference to which they are entitled, the holders of Series A Preferred Stock will have no right or claim to any of the remaining assets of the Company.

(v)                              None of a consolidation or merger of the Company with or into another entity, a merger of another entity with or into the Company, a statutory share exchange by the Company or a sale, lease, transfer or conveyance of all or substantially all of the Company’s assets or business shall be considered a liquidation, dissolution or winding up of the Company.

(e)                               Optional Redemption.

(i)                                  Except as described in Article V, Section 5(f) below and this Article V, Section 5(e), the shares of Series A Preferred Stock are not redeemable prior to October 6, 2016.  To ensure that the Company remains qualified as a REIT for U.S. federal income tax purposes, however, the Series A Preferred Stock shall be subject to the provisions of Article V, Section 5(j) of these Articles pursuant to which shares of Series A Preferred Stock Series A Beneficially Owned (as defined in Article V, Section 5(j) of these Articles) by a Series A Person, within the meaning of Article V, Section 5(j) of these Articles, in excess of the Series A Ownership Limit (as defined in Article V, Section 5(j) of these Articles) shall be automatically transferred to a Series A Trust (as defined in Article V, Section 5(j) of these Articles) for the benefit of a Series A Beneficiary (as defined in Article V, Section 5(j) of these Articles) and the Company shall have the right to purchase such shares, as provided in Article V, Section 5(j) of these Articles.  On and after October 6, 2016, the Company, at its option, upon giving notice as provided below, may redeem the shares of Series A Preferred Stock, in whole or from time to time in part, for cash, at a redemption price of twenty-five dollars ($25.00) per share, plus all accumulated and unpaid dividends on such shares of Series A Preferred Stock to, but not including, the date of such redemption (the “Optional Redemption Right”).

(ii)                              If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to the Optional Redemption Right, the shares to be redeemed may be selected pro rata (as nearly as practicable without creating fractional shares) or by lot or in such other equitable method determined by the Company.  If such redemption is to be by lot and, as a result of such redemption, any Person would become a Beneficial Owner of shares of Series A Preferred Stock in excess of the Ownership Limits because such shares of Series A Preferred Stock were not redeemed, or were only redeemed in part then, except as otherwise provided in these Articles, the Company will redeem the requisite number of such shares of Series A Preferred Stock such that no Person will Beneficially Own in excess of the Ownership Limits subsequent to such redemption.

(iii)                          Notwithstanding anything to the contrary contained herein, unless full cumulative dividends on all shares of Series A Preferred Stock shall have been or contemporaneously are declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed; provided, however, that the foregoing shall not prevent the redemption or purchase by the Company of shares of Series A Preferred Stock pursuant to Article V, Section 5(j) of these Articles or otherwise in order to ensure that the Company remains qualified as a REIT for U.S. federal income tax purposes or the purchase or acquisition of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all shares of Series A Preferred Stock.  In addition, unless full cumulative dividends on all shares of Series A Preferred Stock have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, the Company shall not purchase or otherwise acquire directly or indirectly for any consideration, nor shall any monies be paid to or be made available for a sinking fund for the redemption of, any shares of Series A Preferred Stock (except by conversion into or exchange for equity securities of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation); provided, however, that the foregoing shall not prevent any purchase or acquisition of shares of Series A Preferred Stock for the purpose of preserving the Company’s status or qualification as a REIT or pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.

(iv)                          Immediately prior to or upon any redemption of shares of Series A Preferred Stock, the Company shall pay, in cash, any accumulated and unpaid dividends to, but not including, the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series A Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date (including any accumulated and unpaid dividends for prior periods) notwithstanding the redemption of such shares before such Dividend Payment Date.  Except as provided above, the Company will make no payment or allowance for unpaid dividends, whether or not in arrears, on Series A Preferred Stock for which a notice of redemption has been given.

(v)                              The following provisions set forth the procedures for redemption pursuant to the Optional Redemption Right:

(A)                          Notice of redemption will be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the redemption date.  A similar notice will be mailed by the Company, postage prepaid, no less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the shares of Series A Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Company.  No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.

(B)                           In addition to any information required by law or by the applicable rules of any exchange upon which the Series A Preferred Stock may be listed or admitted to trading, such notice shall state:  (1) the redemption date; (2) the redemption price; (3) the number of shares of Series A Preferred Stock to be redeemed; (4) the place or places where the certificates, to the extent the shares of Series A Preferred Stock are certificated, for shares of Series A Preferred Stock are to be surrendered (if so required in the notice) for payment of the redemption price; and (5) that dividends on shares of Series A Preferred Stock to be redeemed will cease to accumulate on such redemption date.  If fewer than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed.

(C)                           If the Company shall so require and the notice shall so state, on or after the redemption date, each holder of shares of Series A Preferred Stock to be redeemed shall present and surrender the certificates representing his or her shares of Series A Preferred Stock, to the extent such shares are certificated, to the Company at the place designated in the notice of redemption and thereupon the redemption price of such shares (including all accumulated and unpaid dividends to, but not including, the redemption date) shall be paid to or on the order of the person whose name appears on such certificate representing the shares of Series A Preferred Stock as the owner thereof and each surrendered certificate shall be canceled.  If fewer than all of the shares represented by any such certificate representing shares of Series A Preferred Stock are to be redeemed, a new certificate shall be issued representing the unredeemed shares.  In the event that the shares of Series A Preferred Stock to be redeemed are uncertificated, such shares shall be redeemed in accordance with the notice and the applicable procedures of any depository and no further action on the part of the holders of such shares shall be required.

(D)                          From and after the redemption date (unless the Company defaults in payment of the redemption price), all dividends on the shares of Series A Preferred Stock designated for redemption in such notice shall cease to accumulate and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accumulated and unpaid dividends to, but not including, the redemption date), shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Company) on the Company’s stock transfer records, and such shares shall not be deemed to be outstanding for any purpose whatsoever.  At its election, the Company, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to, but not including, the redemption date) of the shares of Series A Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the shares of Series A Preferred Stock to be redeemed shall (1) state the date of such deposit, (2) specify the office of such bank or trust company as the place of payment of the redemption price and (3) require such holders to surrender the certificates representing such shares, to the extent such shares are certificated, at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to, but not including, the redemption date).  Any monies so deposited which remain unclaimed by the holders of Series A Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Company.

(vi)                          Subject to applicable law and the limitation on purchases when dividends on the Series A Preferred Stock are in arrears, the Company may, at any time and from time to time, purchase any shares of Series A Preferred Stock in the open market, by tender or by private agreement.

(vii)                      Any shares of Series A Preferred Stock that shall at any time have been redeemed or otherwise acquired shall, after such redemption or acquisition, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more classified and designated as part of a particular series by the Board.

(f)                                Special Optional Redemption by the Company.

(i)                                  Upon the occurrence of a Change of Control (as defined below), the Company will have the option upon written notice mailed by the Company, postage pre-paid, no less than 30 nor more than 60 days prior to the redemption date and addressed to the holders of record of the shares of Series A Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Company, to redeem the shares of Series A Preferred Stock, for cash, in whole or in part within 120 days after the first date on which such Change of Control occurred, at twenty-five dollars ($25.00) per share plus accumulated and unpaid dividends, if any, to, but not including, the redemption date (“Special Optional Redemption Right”).  No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.  If, prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of redemption with respect to the Series A Preferred Stock (whether pursuant to the Optional Redemption Right or the Special Optional Redemption Right), the holders of Series A Preferred Stock will not have the conversion right described below in Article V, Section 5(i).

A “Change of Control” is when, after the first date of issuance of any shares of Series A Preferred Stock, the following have occurred and are continuing:

(A)                          the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of Directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), and

(B)                           following the closing of any transaction referred to in (A) above, neither the Company nor the acquiring or surviving entity has a class of common securities (or their equivalent, including American Depositary Receipts representing such securities) listed on the NYSE, the

NYSE Amex Equities (the “NYSE Amex”), or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex or NASDAQ.

(ii)                              In addition to any information required by law or by the applicable rules of any exchange upon which the Series A Preferred Stock may be listed or admitted to trading, such notice shall state:  (A) the redemption date; (B) the redemption price; (C) the number of shares of Series A Preferred Stock to be redeemed; (D) the place or places where the certificates for the shares of Series A Preferred Stock, to the extent shares of Series A Preferred Stock are certificated, are to be surrendered (if so required in the notice) for payment of the redemption price; (E) that the shares of Series A Preferred Stock are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; (F) that holders of the shares of Series A Preferred Stock to which the notice relates will not be able to tender such shares of Series A Preferred Stock for conversion in connection with the Change of Control and each share of Series A Preferred Stock tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related redemption date instead of converted on the Change of Control Conversion Date and (G) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accumulate on such redemption date.  If fewer than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed.

If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to the Special Optional Redemption Right, the shares to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional shares) or by lot or in such other equitable method prescribed by the Company.  If such redemption is to be by lot and, as a result of such redemption, any Person would become a Beneficial Owner of shares of Series A Preferred Stock in excess of the Ownership Limits because such shares of Series A Preferred Stock were not redeemed, or were only redeemed in part then, except as otherwise provided in these Articles, the Company shall redeem the requisite number of such shares of Series A Preferred Stock such that no Person will Beneficially Own in excess of the Ownership Limits subsequent to such redemption.

(iii)                          Notwithstanding anything to the contrary contained herein, unless full cumulative dividends on all shares of Series A Preferred Stock shall have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase by the Company of shares of Series A

Preferred Stock pursuant to Article V, Section 5(j) of these Articles or otherwise in order to ensure that the Company remains qualified as a REIT for U.S. federal income tax purposes or the purchase or acquisition of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all shares of Series A Preferred Stock.  In addition, unless full cumulative dividends on all shares of Series A Preferred Stock have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, the Company shall not purchase or otherwise acquire directly or indirectly for any consideration, nor shall any monies be paid to or be made available for a sinking fund for the redemption of, any shares of Series A Preferred Stock (except by conversion into or exchange for equity securities of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation); provided, however, that the foregoing shall not prevent any purchase or acquisition of shares of Series A Preferred Stock for the purpose of preserving the Company’s status or qualification as a REIT for U.S. federal income tax purposes or pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.

(iv)                          Immediately prior to any redemption of shares of Series A Preferred Stock pursuant to the Special Optional Redemption Right, the Company shall pay, in cash, any accumulated and unpaid dividends to, but not including, the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of shares of Series A Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date (including any accumulated and unpaid dividends for prior periods) notwithstanding the redemption of such shares before such Dividend Payment Date.  Except as provided above, the Company will make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of Series A Preferred Stock for which a notice of redemption has been given.

(v)                              If the Company shall so require and the notice shall so state, on or after the redemption date, each holder of shares of Series A Preferred Stock to be redeemed shall present and surrender the certificates representing his or her shares of Series A Preferred Stock, to the extent such shares are certificated, to the Company at the place designated in the notice of redemption and thereupon the redemption price of such shares (including all accumulated and unpaid dividends to, but not including, the redemption date) shall be paid to or on the order of the person whose name appears on such certificate representing shares of Series A Preferred Stock as the owner thereof and each surrendered certificate shall be canceled.  If fewer than all the shares represented by any such certificate representing shares of Series A Preferred Stock are to be redeemed, a new certificate shall be issued representing the unredeemed shares.  In the event that the shares of Series A Preferred Stock to be redeemed are uncertificated, such shares shall be redeemed in accordance with the notice and the applicable procedures of any depository and no further action on the part of the holders of such shares shall be required.

(vi)                          From and after the redemption date (unless the Company defaults in payment of the redemption price), all dividends on the shares of Series A Preferred Stock designated for redemption in such notice shall cease to accumulate and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accumulated and unpaid dividends to, but not including, the redemption date), shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Company) on the Company’s stock transfer records, and such shares shall not be deemed to be outstanding for any purpose whatsoever.  At its election, the Company, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to, but not including, the redemption date) of the shares of Series A Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the shares of Series A Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates representing such shares, to the extent such shares are certificated, at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to, but not including, the redemption date).  Any monies so deposited which remain unclaimed by the holders of Series A Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Company.

(vii)                      Any shares of Series A Preferred Stock that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more classified and designated as part of a particular series by the Board.

(g)                              Voting Rights.

(i)                                  Holders of Series A Preferred Stock shall not have any voting rights, except as set forth below.  Except as set forth in the following sentence, in any matter in which the holders of Series A Preferred Stock are entitled to vote, each such holder shall have the right to one vote for each share of Series A Preferred Stock held by such holder.  If the holders of Series A Preferred Stock and the holders of another series of equity securities that, with respect to payment of dividends or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Company, rank pari passu with the Series A Preferred Stock (“Parity Preferred Stock”) and upon which similar voting rights have been conferred and are exercisable, are entitled to vote together as a single class on any matter, the holders of Series A Preferred Stock and the holders of such Parity Preferred Stock shall each have one vote for each $25.00 of liquidation preference.

(ii)                              Whenever dividends on any shares of Series A Preferred Stock shall be in arrears for eighteen or more monthly periods, whether or not consecutive (a “Preferred Dividend Default”), the number of Directors then constituting the Board shall be increased by two and the holders of Series A Preferred Stock (voting as a single class with all other Parity Preferred Stock upon which similar voting rights have been conferred and are exercisable) shall be entitled to vote for the election of a total of two additional Directors (each, a “Preferred Stock Director”) at a special meeting called by the holders of at least 33% of the outstanding shares of Series A Preferred Stock or the holders of at least 33% of any other series of Parity Preferred Stock so in arrears if such request is received 90 or more days before the date fixed for the next annual or special meeting of stockholders, or at the next annual or special meeting of stockholders, and at each subsequent annual or special meeting of stockholders until all dividends accumulated on the Series A Preferred Stock for the past dividend periods and the then-current dividend period shall have been fully paid or authorized and a sum sufficient for the payment thereof set apart for payment in full.

(iii)                          If and when all accumulated dividends and the dividend for the then current dividend period on the Series A Preferred Stock shall have been paid in full or authorized and set aside for payment in full, the holders of Series A Preferred Stock shall be divested of the voting rights set forth in Article V, Section 5(g)(ii) (subject to revesting in the event of each and every Preferred Dividend Default) and, if all accumulated dividends and the dividend for the then current dividend period have been paid in full or authorized by the Board and set aside for payment in full on all other series of Parity Preferred Stock upon which similar voting rights have been conferred and are exercisable, the term of office of each Preferred Stock Director so elected shall terminate and the number of Directors shall be reduced accordingly.  Any Preferred Stock Director may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of a majority of the outstanding shares of Series A Preferred Stock when they have the voting rights set forth in Article V, Section 5(g)(ii) and all other series of Parity Preferred Stock (voting as a single class).  So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Director remaining in office, or if none remains in office, by a vote of the holders of a majority of the outstanding shares of Series A Preferred Stock when they have the voting rights set forth in Article V, Section 5(g)(ii) and all other series of Parity Preferred Stock (voting as a single class).  Each Preferred Stock Director shall be entitled to one vote on any matter on which the Board shall vote.

(iv)                          So long as any shares of Series A Preferred Stock remain outstanding, the Company shall not, without the affirmative vote of the holders of at least two-thirds of the shares of Series A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (such series voting separately as a class), (A) authorize or create, or increase the number of authorized or issued shares of, any class or series of equity securities ranking senior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Company, or reclassify any authorized equity securities of the Company into any such equity securities, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such equity securities or (B) amend, alter or repeal the provisions of these Articles, whether by merger or consolidation (in either case, an “Event”) or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock; provided, however, that with respect to the occurrence of any Event set forth in (B) above, so long as shares of Series A Preferred Stock remain outstanding with the terms thereof materially unchanged or the holders of shares of Series A Preferred Stock receive shares of stock or beneficial interest or other equity securities with rights, preferences, privileges and voting powers substantially similar, taken as a whole, to the rights, preferences, privileges and voting powers of the Series A Preferred Stock, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series A Preferred Stock; and provided further that any increase in the number of authorized shares of Series A Preferred Stock or the creation or issuance, or increase in the number of authorized shares, of any other class or series of equity securities ranking on a parity with or junior to the Series A Preferred Stock with respect to payment of dividends and the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Company, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

(v)                              The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

(h)                              Information Rights.  During any period in which the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any shares of Series A Preferred Stock are outstanding, the Company shall (i) transmit by mail or other permissible means under the Exchange Act to all holders of Series A Preferred Stock, as their names and addresses appear in the Company’s record books and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Company would have been required to file with the Securities and Exchange Commission (the “SEC”), pursuant to Section 13 or Section 15(d) of the Exchange Act if the Company were subject thereto (other than any exhibits that would have been required), and (ii) within 15 days following written request, supply copies of such reports to any prospective holder of Series A Preferred

Stock.  The Company will mail (or otherwise provide) the reports to the holders of Series A Preferred Stock within 15 days after the respective dates by which the Company would have been required to file such reports with the SEC if it were subject to Section 13 or 15(d) of the Exchange Act.

(i)                                  Conversion.  The shares of Series A Preferred Stock are not convertible into or exchangeable for any other property or securities of the Company, except as provided in this Article V, Section 5(i)

(i)                                  Upon the occurrence of a Change of Control, each holder of Series A Preferred Stock shall have the right, unless, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem the shares of Series A Preferred Stock pursuant to the Optional Redemption Right or Special Optional Redemption Right, to convert some or all of the shares of Series A Preferred Stock held by such holder (the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number shares of Common Stock per share of Series A Preferred Stock to be converted (the “Common Stock Conversion Consideration”) equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) the $25.00 per share liquidation preference plus (y) the amount of any accumulated and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case no additional amount for such accumulated and unpaid dividends will be included in such sum) by (ii) the Common Stock Price (as defined below) and (B) 11.4943 (the “Share Cap”), subject to the immediately succeeding paragraph.

The Share Cap is subject to pro rata adjustments for any stock splits (including those effected pursuant to a dividend payable in shares of Common Stock), subdivisions or combinations (in each case, a “Stock Split”) with respect to shares of Common Stock as follows:  the adjusted Share Cap as the result of a Stock Split shall be the number of shares of Common Stock that is equivalent to the product obtained by multiplying (A) the Share Cap in effect immediately prior to such Stock Split by (B) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Stock Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Stock Split.

For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Common Stock (or equivalent Alternative Conversion Consideration (as defined below), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed 68,965,800 shares of Common Stock (or equivalent Alternative Conversion Consideration, as applicable) (the “Exchange Cap”).  The Exchange Cap is subject to pro rata adjustments for any Stock Splits on the same basis as the corresponding adjustment to the Share Cap.

In the case of a Change of Control pursuant to which shares of Common Stock shall be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Form Consideration”), a holder of Series A Preferred Stock shall receive upon conversion of such holder’s shares of Series A Preferred Stock the kind and amount of Alternative Form Consideration which such holder of Series A Preferred Stock would have owned or been entitled to receive upon the Change of Control had such holder of Series A Preferred Stock held a number of shares of Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration”; and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, shall be referred to herein as the “Conversion Consideration”).

In the event that holders of Common Stock have the opportunity to elect the form of consideration to be received in the Change of Control, the consideration that the holders of Series A Preferred Stock shall receive shall be the form of consideration elected by the holders of Common Stock who participate in the determination (based on the weighted average of elections) and shall be subject to any limitations to which all holders of Common Stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Change of Control.

The “Change of Control Conversion Date” shall be a Business Day set forth in the notice of Change of Control provided in accordance with Article V, Section 5(i)(iii) below that is no less than 20 days nor more than 35 days after the date on which the Company provides such notice pursuant to Article V, Section 5(i)(iii).

The “Common Stock Price” shall be (A) the amount of cash consideration per share of Common Stock, if the consideration to be received in the Change of Control by holders of Common Stock is solely cash, and (B) the average of the closing prices per share of Common Stock on the NYSE for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash.

(ii)                              No fractional shares of Common Stock shall be issued upon the conversion of shares of Series A Preferred Stock.  In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price.

(iii)                          Within 15 days following the occurrence of a Change of Control, unless the Company has provided notice of its intention to redeem all of the shares of Series A Preferred Stock, a notice of occurrence of the Change of Control, describing the resulting Change of Control Conversion Right, shall be delivered to the holders of record of the Series A Preferred Stock at their addresses as they appear on the Company’s stock transfer records and notice shall be provided to the Company’s transfer agent.  No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the conversion of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.  Each notice shall state:  (A) the events constituting the Change of Control; (B) the date of the Change of Control; (C) the last date on which the holders of Series A Preferred Stock may exercise their Change of Control Conversion Right; (D) the method and period for calculating the Common Stock Price; (E) the Change of Control Conversion Date, which shall be a Business Day occurring within 20 to 35 days following the date of such notice; (F) that if, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem all or any portion of the shares of Series A Preferred Stock, the holder will not be able to convert such holder’s shares of Series A Preferred Stock and such shares of Series A Preferred Stock shall be redeemed on the related redemption date, even if they have already been tendered for conversion pursuant to the Change of Control Conversion Right; (G) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series A Preferred Stock; (H) the name and address of the paying agent and the conversion agent; and (I) the procedures that the holders of Series A Preferred Stock must follow to exercise the Change of Control Conversion Right.

(iv)                          The Company shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Company’s website, in any event prior to the opening of business on the first Business Day following any date on which the Company provides notice pursuant to Article V, Section 5(i)(iii) above to the holders of Series A Preferred Stock.

(v)                              In order to exercise the Change of Control Conversion Right, a holder of Series A Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates representing the shares of Series A Preferred Stock, to the extent such shares are certificated, to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Company’s transfer agent.  Such notice shall state:  (A) the relevant Change of Control Conversion Date; (B) the number of shares of Series A Preferred Stock to be converted; and (C) that the shares of Series A Preferred Stock are to be converted pursuant to the applicable terms of the Series A Preferred Stock.  Notwithstanding the foregoing, if the shares of Series A Preferred Stock are held in global form, such notice shall comply with applicable procedures of The Depository Trust Company (“DTC”).

(vi)                          Holders of Series A Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Company’s transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date.  The notice of withdrawal must state:  (A) the number of withdrawn shares of Series A Preferred Stock; (B) if certificated shares of Series A Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series A Preferred Stock; and (C) the number of shares of Series A Preferred Stock, if any, which remain subject to the conversion notice.  Notwithstanding the foregoing, if the shares of Series A Preferred Stock are held in global form, the notice of withdrawal shall comply with applicable procedures of DTC.

(vii)                      Shares of Series A Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem such shares of Series A Preferred Stock, whether pursuant to its Optional Redemption Right or Special Optional Redemption Right.  If the Company elects to redeem shares of Series A Preferred Stock that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date, such shares of Series A Preferred Stock shall not be so converted and the holders of such shares shall be entitled to receive, on the applicable redemption date, $25.00 per share, plus any accumulated and unpaid dividends thereon to, but not including, the redemption date.

(viii)                  The Company shall deliver the applicable Conversion Consideration no later than the third Business Day following the Change of Control Conversion Date.

(ix)                          Notwithstanding anything to the contrary contained herein, no holder of shares of Series A Preferred Stock will be entitled to convert such shares of Series A Preferred Stock into shares of Common Stock to the extent that receipt of such shares of Common Stock would cause any Person to Beneficially Own shares of Common Stock in excess of the Ownership Limits.

(j)                                  Restriction on Transfer, Acquisition and Redemption of Shares.  The Series A Preferred Stock is subject to the provisions of this Section 5(j) of Article V.

(i)                                  Definitions. For the purposes of this Article V, Section 5(j), the following terms shall have the following meanings:

“EXISTING HOLDER” shall mean:  (i) any Series A Person who is, or would be, upon the exchange of any security of the Company, the Series A Beneficial Owner of Equity Stock in excess of the Series A Ownership Limit both upon and immediately after the closing of the Initial Public Offering, so long as, but only so long as, such Series A Person Series A Beneficially Owns, or would

Series A Beneficially Own, upon the exchange of any security of the Company, Equity Stock in excess of the Series A Ownership Limit; and (ii) any Series A Person to whom an Existing Holder Series A Transfers, subject to the limitations provided in this Article V, Section 5(j) Series A Beneficial Ownership of Equity Stock causing such transferee to Series A Beneficially Own Equity Stock in excess of the Series A Ownership Limit.

“EXISTING HOLDER LIMIT” (i) for any Existing Holder who is an Existing Holder by virtue of clause (i) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Stock Series A Beneficially Owned or which would be Series A Beneficially Owned upon the exchange of any security of the Company by such Existing Holder upon and immediately after the date of the closing of the Initial Public Offering and, after any adjustment pursuant to Section 5(j)(ix) of this Article V, shall mean such percentage of the outstanding Equity Stock as so adjusted; and (ii) for any Existing Holder who becomes an Existing Holder by virtue of clause (ii) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Stock Series A Beneficially Owned by such Existing Holder at the time that such Existing Holder becomes an Existing Holder but in no event shall such percentage be greater than the Existing Holder Limit for the Existing Holder who Series A Transfers Series A Beneficial Ownership of the Equity Stock or, in the case of more than one transferor, in no event shall such percentage be greater than the smallest Existing Holder Limit of any transferring Existing Holder, and, after any adjustment pursuant to Section 5(j)(ix) of this Article V, shall mean such percentage of the outstanding Equity Stock as so adjusted. From the date of the Initial Public Offering and until the Series A Restriction Termination Date, the Secretary of the Company shall maintain and, upon request, make available to each Existing Holder, a schedule which sets forth the then current Existing Holder Limits for each Existing Holder.

“INITIAL PUBLIC OFFERING” means the sale of shares of Common Stock in a public offering pursuant to the Company’s first effective registration statement for such Common Stock filed under the Securities Act of 1933, as amended.

“SERIES A BENEFICIAL OWNERSHIP” shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock under Section 542(a)(2) of the Code either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Series A Beneficial Owner,” “Series A Beneficially Owns,” “Series A Beneficially Own” and “Series A Beneficially Owned” shall have the correlative meanings.

“SERIES A BENEFICIARY” shall mean the beneficiary of the Series A Trust as determined pursuant to Section 5(j)(xv) of this Article V.

“SERIES A OWNERSHIP LIMIT” shall initially mean 9.8%, in number of shares or value, of the outstanding Equity Stock of the Company, and after any adjustment as set forth in Section 5(j)(x) of this Article V, shall mean such greater percentage of the outstanding Equity Stock as so adjusted. The number and value of shares of the outstanding Equity Stock of the Company shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“SERIES A PERSON” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participated in a public offering of the Equity Stock for a period of 90 days following the purchase by such underwriter of the Equity Stock.

“SERIES A PURPORTED BENEFICIAL TRANSFEREE” shall mean, with respect to any purported Series A Transfer which results in Excess Stock as defined in Section 5(j)(iii) of this Article V, the purported beneficial transferee for whom the Series A Purported Record Transferee would have acquired shares of Equity Stock, if such Series A Transfer had been valid under Section 5(j)(ii) of this Article V.

“SERIES A PURPORTED RECORD TRANSFEREE” shall mean, with respect to any purported Series A Transfer which results in Excess Stock as defined below in Section 5(j)(iii) of this Article V, the purported record transferee of the Equity Stock who would have acquired such record ownership of shares of Equity Stock if such Series A Transfer had been valid under Section 5(j)(ii) of this Article V.

“SERIES A RESTRICTION TERMINATION DATE” shall mean the first day after the date of the Initial Public Offering on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT.

“SERIES A TRANSFER” shall mean any sale, issuance, transfer, gift, assignment, devise or other disposition of Equity Stock (including:  (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock; (ii) the sale, transfer, assignment of other disposition of any securities or rights convertible into or exchangeable for Equity Stock, but excluding the exchange of any security of the Company for Equity Stock; (iii) any transfer or other disposition of any interest in Equity Stock (as a result of a change in the marital status of the holder thereof), whether voluntary or involuntary, whether of record or beneficially (including but not limited to transfers of interests in other entities which result in changes in beneficial ownership of Equity Stock) and whether by operation of law or otherwise; and

(iv) the issuance by the Company of Equity Stock.  The terms “Series A Transfers” and “Series A Transferred” shall have the correlative meanings.

“SERIES A TRUST” shall mean the trust created pursuant to Section 5(j)(xv) of this Article V.

“SERIES A TRUSTEE” shall mean the Company as trustee for the Series A Trust, and any successor trustee appointed by the Company.

(ii)        Ownership Limitation.

(A)       Subject to Section 5(j)(xx) of this Article V, except as provided in Section 5(j)(x) of this Article V, from the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, no Series A Person (other than an Existing Holder) shall Series A Beneficially Own shares of Equity Stock in excess of the Series A Ownership Limit and no Existing Holder shall Series A Beneficially Own shares of Equity Stock in excess of the Existing Holder Limit for such Existing Holder.

(B)       Subject to Section 5(j)(xx) of this Article V, except as provided in Sections 5(j)(ix) and 5(j)(xii) of this Article V, from the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, any Series A Transfer that, if effective, would result in any Series A Person (other than an Existing Holder) Series A Beneficially Owning Equity Stock in excess of the Series A Ownership Limit shall be void ab initio as to the Series A Transfer of such shares of Equity Stock which would be otherwise Series A Beneficially Owned by such Series A Person in excess of the Series A Ownership Limit; and the intended transferee shall acquire no rights in such shares of Equity Stock.

(C)       Subject to Section 5(j)(xx) of this Article V, except as provided in Sections 5(j)(ix) and 5(j)(xii) of this Article V, from the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, any Series A Transfer that, if effective, would result in any Existing Holder Series A Beneficially Owning Equity Stock in excess of the applicable Existing Holder Limit shall be void ab initio as to the Series A Transfer of such shares of Equity Stock which would be otherwise Series A Beneficially Owned by such Existing Holder in excess of the applicable Existing Holder Limit; and such Existing Holder shall acquire no rights in such shares of Equity Stock.

(D)       Subject to Section 5(j)(xx) of this Article V, except as provided in Sections 5(j)(ix) and 5(j)(xii) of this Article V, from the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, any Series A Transfer that, if effective, would result in the Equity Stock being beneficially owned (as provided in Section 856(a)

of the Code) by less than 100 Series A Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Series A Transfer of such shares of Equity Stock which would be otherwise beneficially owned (as provided in Section 856(a) of the Code) by the transferee; and the intended transferee shall acquire no rights in such shares of Equity Stock.

(E)       Subject to Section 5(j)(xx) of this Article V, except as provided in Sections 5(j)(ix) and 5(j)(xii) of this Article V, any Series A Transfer that, if effective, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code or would otherwise result in the Company failing to qualify as a REIT (including, but not limited to, a Series A Transfer or other event that would result in the Company owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code), shall be void ab initio as to the Series A Transfer of the shares of Equity Stock which would cause the Company (i) to be “closely held” within the meaning of Section 856(h) of the Code; or (ii) otherwise to fail to qualify as a REIT, as the case may be; and the intended transferee shall acquire no rights in such shares of Equity Stock.

(iii)       Excess Stock.

(A)       If, notwithstanding the other provisions contained in this Section 5(j) of Article V, at any time after the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, there is a purported Series A Transfer or other change in the capital structure of the Company such that any Series A Person would Series A Beneficially Own Equity Stock in excess of the applicable Series A Ownership Limit or Existing Holder Limit, then, except as otherwise provided in Sections 5(j)(ix) and 5(j)(xii) of this Article V, such shares of Equity Stock in excess of such Series A Ownership Limit or Existing Holder Limit (rounded up to the nearest whole share) shall constitute “Excess Stock” and be treated as provided in this Section 5(j) of Article V. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Series A Transfer or change in capital structure.

(B)       If, notwithstanding the other provisions contained in this Section 5(j) of Article V, at any time after the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, there is a purported Series A Transfer or other change in the capital structure of the Company which, if effective, would cause the Company to become “closely held” within the meaning of Section 856(h) of the Code, then the shares of Equity Stock being Series A Transferred which would cause the

Company to be “closely held” within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall constitute Excess Stock and be treated as provided in this Section 5(j) of Article V. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Series A Transfer or change in capital structure.

(iv)       Prevention of Series A Transfer.  Subject to Section 5(j)(xx) of this Article V, if the Board of Directors or its designee shall at any time determine in good faith that a purported Series A Transfer has taken place in violation of Section 5(j)(ii) of this Article V, or that a Series A Person intends to acquire Series A Beneficial Ownership (determined without reference to any rules of attribution) or Series A Beneficial Ownership of any shares of stock of the Company in violation of Section 5(j)(ii) of this Article V, the Board of Directors or its designee shall take such action as it deems advisable to enforce this Section 5(j) of Article V by refusing to give effect to or to prevent such proposed or purported Series A Transfer, including, but not limited to, refusing to give effect to any purported Series A Transfer on the books of the Company or instituting proceedings to enjoin any proposed Series A Transfer; provided, however, that any purported Series A Transfers in violation of Sections 5(j)(ii)(B), (C), (D) and (E) of this Article V shall automatically result in the designation and treatment described in Section 5(j)(iii) of this Article V, irrespective of any action (or non-action) by the Board of Directors.

(v)        Notice to the Company. Any Series A Person who purports to acquire shares in violation of Section 5(j)(ii) of this Article V, or any Series A Person who is a Series A Purported Beneficial Transferee or a Series A Purported Record Transferee such that Excess Stock results under Section 5(j)(iii) of this Article V, shall immediately give notice to the Company or, in the event of a proposed Series A Transfer, give at least 15 days prior written notice to the Company of such proposed Series A Transfer and in either event, shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such purported or proposed Series A Transfer on the Company’s status as a REIT.

(vi)       Information for the Company. From the date of the Initial Public Offering and prior to the Series A Restriction Termination Date:

(A)       Every Series A Beneficial Owner of more than 9.8% (or such other percentage, between 0.5% and 9.8%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding shares of Equity Stock of the Company shall, within 30 days after January 1 of each year, give written notice to the Company stating the name and address of such Series A Beneficial Owner, the number of shares Series A Beneficially Owned, and a description of how such shares are held. Each such Series A Beneficial Owner shall provide to the Company such additional information as the Company may reasonably request in order to determine the effect, if any, of such Series A Beneficial Ownership on the Company’s status as a REIT.

(B)       Each Series A Person who is a Series A Beneficial Owner of Equity Stock and each Series A Person (including the stockholder of record) who is holding Equity Stock for a Series A Beneficial Owner shall provide to the Company such information that the Company may reasonably request in order to determine the Company’s status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

(vii)      Other Action by the Board. Nothing contained in this Section 5(j) of Article V, shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders by preservation of the Company’s status as a REIT.

(viii)     Ambiguities. In the case of an ambiguity in the application of any of the provisions of this Section 5(j) of Article V, including any definition contained in Section 5(j)(i) of this Article V, the Board of Directors shall have the power to determine the application of the provisions of this Section 5(j) of Article V, with respect to any situation based on the facts known to it.

(ix)       Modification of Existing Holder Limits. The Existing Holder Limits may be modified as follows:

(A)       Subject to the limitations provided in Section 5(j)(xi) of this Article V, the Board of Directors of the Company may grant stock options which result in Series A Beneficial Ownership of Equity Stock by an Existing Holder pursuant to a stock option plan approved by the Board of Directors and/or the stockholders of the Company. Any such grant shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section 5(j)(xi) of this Article V to permit the Series A Beneficial Ownership of the shares of Equity Stock issuable upon the exercise of such stock option.

(B)       Subject to the limitations provided in Section 5(j)(xi) of this Article V, an Existing Holder may elect to participate in a dividend reinvestment program approved by the Board of Directors of the Company which results in Series A Beneficial Ownership of Equity Stock by such participating Existing Holder wherein those Existing Holders holding Equity Stock are entitled to purchase additional Equity Stock.  Any such participation shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section 5(j)(xi) of this Article V to permit Series A Beneficial Ownership of the shares of Equity Stock acquired as a result of such participation.

(C)       The Board of Directors will reduce the Existing Holder Limit for any Existing Holder after any Series A Transfer permitted in this Section 5(j) of Article V by such Existing Holder by the percentage of the outstanding Equity Stock so Series A Transferred or after the lapse (without exercise) of a stock option described in Section 5(j)(ix)(A) of this Article V by the percentage of the Equity Stock that the stock option, if exercised, would have represented, but in either case no Existing Holder Limit shall be reduced to a percentage which is less than the Series A Ownership Limit.

(D)       Subject to the limitations provided in Section 5(j)(xi) of this Article V, the Board of Directors may grant a waiver of the Series A Ownership Limit of Existing Holder Limit pursuant to Section 5(j)(xii) of this Article V. Any such waiver shall increase (or create) the Existing Holder Limit for such Series A Person to the extent of the waiver of the proposed or purported Series A Transfer.

(x)        Increase in Series A Ownership Limit. Subject to the limitations provided in Section 5(j)(xi) of this Article V and Section 5(j)(vi) of Article V, the Board of Directors may from time to time increase or decrease the Series A Ownership Limit; provided, however, that any decrease may only be made prospectively as to subsequent holders other than a decrease as a result of a retroactive change in existing law, in which case such decrease shall be effective immediately.

(xi)       Limitations on Changes in Existing Holder and Series A Ownership Limits.

(A)       Neither the Series A Ownership Limit nor any Existing Holder Limit may be increased (nor may any additional Existing Holder be created) if, after giving effect to such increase (or creation), five Series A Beneficial Owners of Common Stock (including all of the then Existing Holders) could Series A Beneficially Own, in the aggregate, more than 50.0% in number or value of the outstanding shares of Equity Stock.

(B)       Prior to the modification of any Existing Holder Limit or Series A Ownership Limit pursuant to Section 5(j)(ix) or 5(j)(x) of this Article V, the Board of Directors of the Company may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT.

(C)       No Existing Holder Limit shall be reduced to a percentage which is less than the Series A Ownership Limit.

(xii)      Waivers by Board. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days written notice from a transferee of a purported Series A Transfer or a proposed Series A Transfer which, if consummated, would result in the intended transferee Series A Beneficially Owning shares in excess of Series A Ownership Limit or Existing Holder Limit, as the case may be, and upon such other conditions as the Board of Directors may direct, may waive the Series A Ownership Limit or the Existing Holder Limit, as the case may be with respect to such transferee.

(xiii)     Legend. Each certificate for shares Equity Stock shall bear substantially the following legend:

The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to these Articles of the Company, no Series A Person may Series A Beneficially Own shares of Equity Stock in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Company) of the number or value of the outstanding Equity Stock of the Company (unless such Series A Person is an Existing Holder). Any Person who purports or proposes to Series A Beneficially Own shares of Equity Stock in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Company) of the number or value of the outstanding Equity Stock of the Company (unless such Series A Person is an Existing Holder) is in violation of the restrictions on transfer and any securities so transferred shall be designated as Excess Stock and held in trust by the Company. Any Series A Person who purports or proposes to Series A Beneficially Own shares of Equity Stock in excess of the above limitations must notify the Company in writing immediately, in the case of a purported Series A Transfer, and at least 15 days prior to a proposed Series A Transfer. All capitalized terms in this legend have the meanings defined in these Articles of the Company, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the securities represented hereby will be designated and treated as shares of Excess Stock which will be held in trust by the Company.

(xiv)     Severability. If any provision of this Section 5(j) of Article V or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall be affected only to the extent necessary to comply with the determination of such court.

(xv)      Series A Trust for Excess Stock. Upon any purported Series A Transfer that results in Excess Stock pursuant to Section 5(j)(iii) of this Article V, such Excess Stock shall be deemed to have been transferred to the Company, as Series A Trustee of a Series A Trust for the benefit of such Series A Beneficiary or Series A Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section 5(j)(xviii) of this Article V. Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Company. The Series A Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a Series A Beneficiary of an interest in the Series A Trust (representing the number of shares of Excess Stock held by the Series A Trust attributable to a purported Series A Transfer that resulted in the Excess Stock upon the terms specified in Section 5(j)(xviii) of this Article V. The Series A Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 5(j)(xviii) of this Article V.

(xvi)     No Distributions for Excess Stock. The holder of any Excess Stock or any beneficiary of the Series A Trust established pursuant to Section 5(j)(xv) of this Article V shall not be entitled to any distributions (whether as dividends or as distributions upon liquidation, dissolution or winding up). Any dividend or distribution paid prior to the discovery by the Company that the shares of Equity Stock have been Series A Transferred so as to be deemed Excess Stock shall be repaid to the Company upon demand.

(xvii)    No Voting Rights for Excess Stock. The Series A Purported Record Transferee of shares of Excess Stock shall not be entitled to vote on any matter with respect to those shares of Excess Stock.

(xviii)   Non-Transferability of Excess Stock. Excess Stock shall not be transferable. The Series A Purported Record Transferee may freely designate a Series A Beneficiary of an interest in the Series A Trust (representing the number of shares of Excess Stock held by the Series A Trust attributable to a purported Series A Transfer to a purported Series A Record Transferee that resulted in the Excess Stock), if:  (i) the shares of Excess Stock held in the Series A Trust would not be Excess Stock in the hands of such Series A Beneficiary; and (ii) the Series A Purported Beneficial Transferee does not receive a price for designating such Series A Beneficiary that reflects a price per share for such Excess Stock that exceeds (a) the price per share such Series A Purported Beneficial Transferee paid for the Equity Stock in the purported Series A Transfer that resulted in the Excess Stock, or (b) if the Series A Purported Beneficial Transferee did not give value for such Excess Stock (through a gift, devise or other transaction), a price per share equal to the Market Price for the shares of the Excess Stock on the date of the purported Series A Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, the corresponding shares of Excess Stock in the Series A Trust shall be automatically exchanged for an equal number of shares of Equity

Stock and such shares of Equity Stock shall be transferred of record to the transferee of the interest in the Series A Trust if such shares of Equity Stock would not be Excess Stock in the hands of such transferee. Prior to any transfer of any interest in the Series A Trust, the Series A Purported Record Transferee must give advance notice to the Company of the intended transfer and the Company must have waived in writing its purchase rights under Section 5(j)(xix) of this Article V.

Notwithstanding the foregoing, if a Series A Purported Beneficial Transferee receives a price for designating a Series A Beneficiary of an interest in the Series A Trust that exceeds the amounts allowable under this Section 5(j)(xviii) of this Article V, such Series A Purported Beneficial Transferee shall pay, or cause such Series A Beneficiary to immediately pay, such excess to the Company.  If any of the foregoing restrictions on transfer of Excess Stock are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Series A Purported Record Transferee may be deemed, at the option of the Company, to have acted as an agent of the Company in acquiring such Excess Stock and to hold such Excess Stock on behalf of the Company.

(xix)     Call by Company on Excess Stock. Shares of Excess Stock shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of:  (i) the price per share in the transaction that created such Excess Stock (or, in the case of a devise or gift, the Market Price at the time of such devise or gift); and (ii) the Market Price of the Equity Stock to which such Excess Stock relates on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of 90 days after the later of:  (i) the date of the Series A Transfer which resulted in such Excess Stock; and (ii) the date the Board of Directors determines in good faith that a Series A Transfer resulting in Excess Stock has occurred, if the Company does not receive a notice of such Series A Transfer pursuant to Section 5(j)(v) of this Article V but in no event later than a permitted Series A Transfer pursuant to and in compliance with the terms of Section 5(j)(xviii) of this Article V.

(xx)      Settlement.  Nothing in this Section 5(j) of Article V shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system.

Section 6.        Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to these Articles or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Company shall have any preemptive right to purchase or subscribe for any additional shares of the stock of the Company or any other security of the Company that the Company may issue or sell.

ARTICLE VI
BOARD OF DIRECTORS

Section 1.        Number and Classification.  The number of Directors of the Company shall be set by or determined in the manner provided in the Bylaws of the Company as amended (the “Bylaws”) but shall never be less than the minimum number required by the MGCL.  There are currently [  ] Directors and the names of the Directors currently in office, who shall serve until their successors are duly elected and qualify are:

[  ]

Section 2.        Authorization by Board of Stock Issuance. The Board of Directors of the Company may authorize the issuance from time to time of shares of its stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles or the Bylaws or under Maryland Law.

Section 3.        Indemnification.

(a)        To the maximum extent permitted by Maryland law in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a Director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each an “Indemnified Party”).  The rights to indemnification and advance of expenses provided by these Articles shall vest immediately upon election of a Director or officer.  The Company may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company.  The indemnification and payment or reimbursement of expenses provided in these Articles shall not be deemed exclusive of or limit in any way other rights to which any Indemnified Party may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise..

(b)        The Company shall have the power to purchase and maintain insurance on behalf of an Indemnified Party against any liability asserted which was incurred in any such capacity with the Company or arising out of such status. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws.

(c)        No amendment of these Articles or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Section 4.        Reserved Powers of Board of Directors. The enumeration and definition of particular powers of the Board of Directors included in these Articles shall not be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the MGCL as now or hereafter in force.

Section 5.        Determinations by Board of Directors. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its stock:  (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation or resolution of any ambiguity with respect to any provision of these Articles (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of Equity Stock) or the Bylaws; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or of any Equity Stock; (vi) the number of shares of any class; (vii) any matter relating to the acquisition, holding and disposition of any assets by the Company; (viii) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; (ix) any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization; or (x) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, these Articles, the Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

Section 6.        REIT Qualification. The Board of Directors shall use its reasonable best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors determines that it is no longer in the best interest of the Company to continue to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code.  The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.

Section 7.        Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles or the Bylaws.

ARTICLE VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 1.        Definitions.  For the purpose of this Article VII only, the following terms shall have the following meanings:

“AGGREGATE STOCK OWNERSHIP LIMIT” means 9.8% in value of the aggregate of the outstanding shares of Equity Stock, or such other percentage determined by the Board of Directors in accordance with Article VII, Section 2(f) hereof.

“BENEFICIAL OWNERSHIP” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code; provided, however, that in determining the number of shares Beneficially Owned by a Person, no share shall be counted more than once.  Whenever a Person Beneficially Owns shares of Equity Stock that are not actually outstanding (e.g., shares issuable upon the exercise of an option or the conversion of a convertible security) (“Option Shares”), then, whenever this Article requires a determination of the percentage of outstanding shares of a class of Equity Stock Beneficially Owned by such Person, the Option Shares Beneficially Owned by such Person shall also be deemed to be outstanding.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Article VII, Section 3(d) hereof; provided that each organization must be described in Section 501(c)(3) of the Code and contributions to each organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

“COMMON STOCK OWNERSHIP LIMIT” means 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, or such other percentage determined by the Board of Directors in accordance with Article VII, Section 2(f) hereof.

“CONSTRUCTIVE OWNERSHIP” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“EXCEPTED HOLDER” means a holder of shares of Equity Stock for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Article VII, Section 2(f) hereof.

“EXCEPTED HOLDER LIMIT” means, provided that the affected holder of Equity Stock agrees to comply with the requirements established by the Board of Directors pursuant to Article VII, Section 2(f) hereof, the percentage limit established by the Board of Directors pursuant to Article VII, Section 2(f) hereof, subject to adjustment pursuant to Article VII, Section 2(g) hereof.

“NON-TRANSFER EVENT” means any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any shares of Equity Stock and any redemption of any shares of Equity Stock.

“OWNERSHIP LIMIT” means the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, subject to adjustment pursuant to Article VII, Section 2(g) hereof.

“PURPORTED BENEFICIAL TRANSFEREE” shall mean, with respect to any purported Transfer or Non-Transfer Event that results in Excess Stock as defined in Section 2(a)(ii) of this Article VII, the purported beneficial transferee (determined under the principles of Section 856(a)(5) of the Code) for whom the Purported Record Transferee would have acquired shares of Equity Stock, if such Transfer had been valid under Section 2(a)(i) of this Article VII.

“PURPORTED RECORD TRANSFEREE” shall mean, with respect to any purported Transfer or Non-Transfer Event that results in Excess Stock as defined below in Section 2(a)(ii) of this Article VII, the purported record transferee of the Equity Stock who would have acquired such record ownership of shares of Equity Stock if such Transfer had been valid under Section 2(a)(i) of this Article VII.

“RESTRICTION TERMINATION DATE” means the first day on which the Board of Directors determines, pursuant to Article VII, Section 10 hereof, that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth in this Article VII are no longer required for the Company to qualify as a REIT.

“SDAT” means the State Department of Assessments and Taxation of Maryland.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition of, as well as any other event that causes any Person to acquire, Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of

Section 856(a)(5) of the Code) of, or any agreement to acquire Equity Stock or the right to vote or receive dividends or other Distributions on, Equity Stock, including, without limitation, (i) the issuance and transfer to holders of shares or interests of another entity that is merged with the Company of shares of Equity Stock as a result of such merger, (ii) a change in the capital structure of the Company, (iii) a change in the relationship between two or more Persons which causes a change in ownership of shares of Equity Stock by application of either Section 544 of the Code, as modified by Section 856(h) of the Code, or Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, (iv) the grant or exercise of any option or warrant (or any disposition of any option or warrant, or any event that causes any option or warrant not theretofore exercisable to become exercisable), pledge, security interest or similar right to acquire shares of Equity Stock, (v) any disposition of any securities or rights convertible into or exchangeable for shares of Equity Stock or any interest in shares of Equity Stock or any exercise of any such conversion or exchange right, (vi) Transfers of interests in other entities that result in changes in Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of Equity Stock, and (vii) any change in the value of one class or series of shares of Equity Stock relative to the value of any other class or series of shares of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned, Beneficially Owned or beneficially owned (determined under the principles of Section 856(a)(5) of the Code) and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have correlative meanings.

“TRUST” means any separate trust created and administered in accordance with the terms of Article VII, Section 3 hereof for the exclusive benefit of any Beneficiary.

“TRUSTEE” means the Person unaffiliated with both the Company and any Prohibited Owner that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and is appointed by the Company to serve as trustee of the Trust.

Section 2.        Equity Stock.

(a)        Ownership Limitations.  Prior to the Restriction Termination Date:

(i)         Basic Restrictions.  (A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder; (B) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year); (C) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would result in the Company failing to qualify as a REIT; (D) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would cause any income of the Company that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code to fail to qualify as such (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code); and (E) any Transfer of shares of Equity Stock that, if effective, would result in the Equity Stock being beneficially owned by fewer than one hundred (100) persons (determined under principles applicable to Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(ii)        Transfer in Trust. If any Transfer of shares of Equity Stock or Non-Transfer Event occurs that, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Article VII, Section 2(a)(i)(A) or (B) hereof, then (A) that number of shares of Equity Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Article VII, Section 2(a)(i) (A) or (B) hereof (rounded up to the next whole share) (such shares the “Excess Stock”) shall be automatically transferred to a Trust for the benefit of a Beneficiary, as described in Article VII, Section 3 hereof, effective as of the close of business on the Business Day immediately preceding the date of such Transfer or Non-Transfer Event, and such Person (or, if different, the direct or Beneficial Owner of such shares) shall acquire no rights in such shares (or shall be divested of its rights in such shares); (B) if the transfer to the Trust described in subclause (A) of this sentence would not be effective for any reason to prevent the violation of Article VII, Section 2(a)(i)(A) or (B) hereof, then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Article VII, Section 2(a)(i)(A) or (B) hereof shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock; or (C) if the transfer to the Trust described in subclause (A) of this sentence as a result of a Non-Transfer Event would not be effective for any reason to prevent the violation of Article VII, Section 2(a)(i)(A) or (B) hereof, then the Non-Transfer Event that otherwise would cause any Person to violate Article VII, Section 2(a)(i)(A) or (B) hereof shall be void ab initio to the extent that the Company has the legal ability to void the Non-Transfer Event, and the intended transferee shall acquire no rights in such shares of Equity Stock.  To the extent that, upon a transfer of shares pursuant to this Article VII, Section 2(a)(ii), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

(iii)       Inapplicability to Series A Preferred Stock.  Notwithstanding any provision of this Article VII of these Articles to the contrary, the Series A

Preferred Stock is not subject to the provisions of this Article VII of these Articles and is subject to the provisions of Section 5(j) of Article V of these Articles.

(b)        Remedies for Breach.  If the Board of Directors or its designee (including any duly authorized committee of the Board of Directors) shall at any time determine in good faith that a Transfer or Non-Transfer Event has taken place that results in a violation of Article VII, Section 2(a) hereof or that a Person intends to acquire or has attempted to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of any shares of Equity Stock in violation of Article VII, Section 2(a) hereof (whether or not such violation is intended), the Board of Directors or its designee may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Non-Transfer Event, including, without limitation, causing the Company to redeem shares of Equity Stock, refusing to give effect to such Transfer on the books and records of the Company or instituting proceedings to enjoin such Transfer or Non-Transfer Event; provided, however, that any Transfer or attempted Transfer or Non-Transfer Event that results in violation of Article VII, Section 2(a) hereof shall automatically result in the transfer to the Trust described therein, and, where applicable, such Transfer (or Non-Transfer Event) shall be void ab initio as provided in Article VII, Section 2(a) hereof irrespective of any action (or non-action) by the Board of Directors or its designee.

(c)        Owners Required to Provide Information.  Prior to the Restriction Termination Date:

(i)         every owner of more than five percent (5.0%) (or such lower percentage as required by the Code) of the outstanding shares of Equity Stock shall, within thirty days after the end of each taxable year, give written notice to the Company stating the name and address of such owner, the number of shares of each class and series of Equity Stock Beneficially Owned and a description of the manner in which the shares are held and any additional information as the Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status or qualification as a REIT and to ensure compliance with the Ownership Limits and the other restrictions set forth herein;

(ii)        each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Company any information as the Company may request, in good faith, in order to determine the Company’s status or qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance; and

(iii)       any Person who acquires or attempts or intends to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of shares of Equity Stock that will or may violate Article VII, Section 2(a)(i), or any Person who held or would have owned shares of Equity Stock that resulted in a Transfer to the Trust pursuant to the provisions of Article VII, Section 2(a)(ii), shall (A) immediately give written notice to the Company of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company and (B) shall provide to the Company any other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status or qualification as a REIT.

(d)       Remedies Not Limited.  Nothing contained in this Article VII, Section 2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status or qualification as a REIT.

(e)        Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Article VII, or any definition contained in this Article VII, the Board of Directors shall have the power to determine the application of the provisions of this Article VII or any such definition with respect to any situation based on the facts known to the Board of Directors.  In the event any section of this Article VII requires an action by the Board of Directors and these Articles fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of these Articles or the MGCL.

(f)        Exceptions.

(i)         Subject to Article VII, Section 2(a)(i)(B) hereof, the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from one or both of the Ownership Limits, may establish or increase an Excepted Holder Limit for such Person and may retroactively waive or prospectively exempt a Person from the ownership limitations set forth in Article VII, Section 2(a)(i)(A) if:  (i) the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain that its Beneficial Ownership or Constructive Ownership of Equity Stock will not violate Article VII, Section 2(a)(i)(B) hereof; (ii) such Person does not, and represents that it will not, actually own or Constructively Own, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own, or Constructively Own, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant, and the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT shall not be treated as a tenant of the Company); and (iii) such Person agrees that any violation or attempted violation of such covenants (or other action that is contrary to the restrictions contained in this Article VII) will result in such shares of Equity

Stock being automatically transferred to a Trust in accordance with Article VII, Section 2(a)(ii) and Article VII, Section 3 hereof.

(ii)        Prior to granting any exception pursuant to Article VII, Section 2(f)(i) hereof, the Board of Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status or qualification as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception or waiver establishing or increasing an Excepted Holder Limit.

(iii)       Subject to Article VII, Section 2(a)(i)(B) hereof, any person acting as an underwriter who participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to enable the person to act as an underwriter in connection with the public offering or private placement.

(iv)       The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time; or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit, as applicable.

(g)        Increase or Decrease in Aggregate Stock Ownership and Common Stock Ownership Limits. Subject to Article VII, Section 2(a)(i)(B) hereof, the Board of Directors may from time to time increase one or both of the Ownership Limits for one or more Persons and decrease one or both of the Ownership Limits for all other Persons (or all Persons); provided, however, that any decreased Ownership Limit will not be effective for any Person whose percentage ownership in shares of Equity Stock is in excess of such decreased Ownership Limit until such time as such Person’s percentage of shares of Equity Stock equals or falls below the decreased Ownership Limit, but any further acquisition of shares of Equity Stock in excess of such percentage ownership of shares of Equity Stock will be in violation of the Ownership Limit and, provided further, that the new Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Equity Stock or otherwise result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) if five unrelated individuals were to Beneficially Own the five largest amounts of Equity Stock permitted to be Beneficially Owned under each Excepted Holder Limit, as applied to an Excepted Holder, and such new Ownership Limits with respect to each other holder of Equity Stock, taking into account the immediately preceding proviso permitting ownership in excess of decreased Ownership Limits in certain cases.

(h)        Legend.  Each certificate for shares of Equity Stock, if certificated, shall bear a legend that substantially describes the foregoing restrictions on transfer and ownership, or, instead of such legend, the certificate, if any, may state that the Company will furnish a full statement about certain restrictions on transferability to a holder of Equity Stock on request and without charge.

Section 3.        Transfer of Equity Stock in Trust.

(a)        Trust for Excess Stock. Upon any purported Transfer or Non-Transfer Event that results in Excess Stock pursuant to Section 2(a) of this Article VII, such Excess Stock shall be deemed to have been transferred to the Trustee, as trustee of a Trust for the benefit of one or more Beneficiaries.  Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or Non-Transfer Event that results in the Transfer to the Trust pursuant to Section 2(a) of this Article VII.  Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee shall have no rights in such Excess Stock except as provided in Section 3(c) or 3(d) of this Article VII. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 3(c) or 3(d) of this Article VII.  Each Beneficiary shall be designated by the Company as provided in Section 3(e) of this Article VII.

(b)        Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Excess Stock, which rights shall be exercised for the exclusive benefit of the Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividends or other distributions so paid over to the Trustee shall be held in trust for the Beneficiary.  The Purported Record Transferee shall have no voting rights with respect to Excess Stock and, subject to Maryland law, effective as of the date that shares of Equity Stock have been Transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee and (ii) to resubmit a proxy or recast such vote in accordance with the desires of the Trustee acting for the benefit of the Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article VII, until the Company has received notification that shares of Equity Stock have been Transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

(c)        Sale of Excess Stock by Trustee. Within 20 days of receiving notice from the Company that shares of Equity Stock have been Transferred to the Trust, the Trustee shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 2(a) of this Article VII.  Upon such sale, the interest of the Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee or Purported Beneficial Transferee, as applicable, and to the Beneficiary as provided in this Section 3(c) of Article VII.  The Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall receive the lesser of (i) the price paid by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, for the shares or, if the Purported Beneficial Transferee or Purported Record Transferee, as applicable, did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (ii) the sale proceeds received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust.  The Trustee may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which has been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and is owed by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, to the Trustee pursuant to Section 3(b) of this Article VII.  Any net sales proceeds in excess of the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall be immediately paid to the Beneficiary.  If, prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee, such shares are sold by a Purported Beneficial Transferee or Purported Record Transferee, as applicable,, then (x) such shares shall be deemed to have been sold on behalf of the Trust and (y) to the extent that the Purported Beneficial Transferee or Purported Record Transferee, as applicable, received an amount for such shares that exceeds the amount that such Purported Beneficial Transferee or Purported Record Transferee, as applicable, was entitled to receive pursuant to this Section 3(c) of Article VII, such excess shall be paid to the Trustee upon demand.

(d)       Call by Company on Excess Stock. Shares of Excess Stock shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of:  (i) the price per share in the transaction that resulted in such Excess Stock (or, in the case of a devise or gift, the Market Price at the time of such devise or gift); and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer until the Trustee has sold the Excess Stock pursuant to Section 3(c) of this Article VII.  Upon such a sale to the Company, the interest of the Beneficiary in the Excess Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Beneficial Transferee or Purported Record Transferee, as applicable,.  The Company may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which have been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and are owed by the Purported Beneficial Transferee or Purported Record Transferee, as

applicable, to the Trustee pursuant to Section 3(b) of this Article VII.  The Company shall pay the amount of such reduction to the Trustee for the benefit of the Beneficiary.

(e)        Designation of Charitable Beneficiaries.  The Company shall designate one or more nonprofit organizations to be the Beneficiary of the interest in the Trust such that (i) Excess Stock held in the Trust would not violate the restrictions set forth in Section 2(a) of this Article VII in the hands of such Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A) (other than (vii) or (viii) thereof), 2055 and 2522 of the Code.  Neither the failure of the Company to make such designation nor the failure of the Company to appoint the Trustee before the automatic transfer provided for in Section 3(a) of this Article VII shall make such transfer ineffective, provided that the Company thereafter makes such designation and appointment.  The designation of a nonprofit organization as a Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Company may, in its sole discretion, designate a different nonprofit organization as the Beneficiary at any time and for any or no reason.  Any determination by the Company with respect to the application of this Article VII shall be binding on each Beneficiary.

Section 4.        Enforcement.  The Company is specifically authorized to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 5.        Non-Waiver.  No delay or failure on the part of the Company or the Board of Directors in exercising any right under this Article VII shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 6.        Settlement.  Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.        Severability.  If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE VIII
AMENDMENTS

The Company reserves the right from time to time to make any amendment to these Articles, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles, of any outstanding shares of stock.  All rights and powers conferred by these Articles on stockholders, Directors and officers are granted subject to this reservation..

ARTICLE IX
EXTRAORDINARY ACTIONS

Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE X
LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no Director or officer of the Company shall be liable to the Company or its stockholders for money damages. Neither the amendment nor repeal of this Article VIII, nor the adoption or amendment of any other provision of these Articles or of the Bylaws inconsistent with this Article VIII, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD:           The amendment to and restatement of the charter of the Company as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Company as required by law.

FOURTH:  The current address of the principal office of the Company is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:  The name and address of the Company’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH:  The number of directors of the Corporation and the names of those currently in office are as set forth in Article VI of the foregoing amendment and restatement of the charter.

SEVENTH:     The undersigned acknowledges these Fifth Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[The remainder of this page intentionally blank]

IN WITNESS WHEREOF, the Company has caused these Fifth Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Secretary, Vice President and General Counsel on this __th day of _______________, ____.

INLAND REAL ESTATE CORPORATION

By:
Name:	Mark E. Zalatoris
Title:	President and Chief Executive Officer

ATTEST: INLAND REAL ESTATE CORPORATION

By:
Name:	Beth Sprecher Brooks
Title:	Secretary, Vice President and General Counsel

Exhibit B

INLAND REAL ESTATE CORPORATION
~~FOURTH~~FIFTH ARTICLES OF AMENDMENT AND RESTATEMENT

To State Department of Assessments and Taxation, State of Maryland:

Pursuant to the provisions of Section 2-609 of the Maryland General Corporation Law, Inland Real Estate Corporation, a Maryland corporation (the “Company”), hereby certifies that:

FIRST:                                                The Company desires to amend and restate its ~~Third Articles of Amendment and Restatement~~charter as currently in effect and hereinafter amended.

SECOND:                          The following provisions set forth in these ~~Fourth~~Fifth Articles of Amendment and Restatement are all the provisions of the ~~articles of incorporation~~charter of the Company as currently in effect and as hereinafter amended:

ARTICLE I
NAME

The name of the corporation is: Inland Real Estate Corporation.

ARTICLE II
PURPOSE

The purposes for which the Company is formed are to engage in any lawful act or activity (including, without limitation or obligation, qualifying as a real estate investment trust (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The post office address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201.  The name of the resident agent of the Company in the State of Maryland is The Corporation Trust Incorporated at ~~300 East Lombard~~351 West Camden Street, Baltimore, Maryland ~~21202.~~21201. The resident agent is a corporation located in the State of Maryland.

~~Article IV~~
~~INCORPORATOR~~

~~The name and address of the incorporator shall be Don S. Hershman, 444 North Michigan Avenue, Suite 2500, Chicago, Illinois 60611.~~

ARTICLE IV~~Article V~~
DEFINITIONS

For the purposes of these Articles, the following terms shall have the following meanings:

“~~ACQUISITION EXPENSES” means expenses related to the Company’s selection, evaluation and acquisition of, and investment in, properties, whether or not acquired or made, including but not limited to legal fees and expenses, travel and communications expenses, cost of appraisals and surveys, non-refundable option payments on property not acquired, accounting fees and expenses, computer use related expenses, architectural and engineering reports, environmental and asbestos audits, title insurance and escrow fees, and personnel and miscellaneous expenses related to the selection and acquisition of properties.~~ARTICLES” means the charter of the Company.

“~~AFFILIATE” means:  (i) any Person directly or indirectly owning, controlling or holding, with the power to vote 10% or more of the outstanding voting securities of such other Person; (ii) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.~~DIRECTOR” means a director of the Company.

~~“AVERAGE INVESTED ASSETS” shall mean, for any period, the average of the aggregate book value of the assets of the Company invested, directly or indirectly, in equity interests and in loans secured by real estate, before reserves for depreciation or bad debts or other similar noncash reserves, computed by taking the average of such values at the end of each month during such period.~~

~~“COMPETITIVE REAL ESTATE COMMISSION” means the real estate or brokerage commission paid for the purchase or sale of a property which is reasonable, customary and competitive in light of the size, type and location of such property.~~

~~“CONTRACT PRICE FOR THE PROPERTY” means the amount actually paid or allocated to the purchase, development, construction or improvement of a property exclusive of Acquisition Expenses.~~

~~“DEVELOPMENT FEE” means a fee for the packaging of a property of the Company, including negotiating and approving plans, and undertaking to assist in obtaining zoning and necessary variances and necessary financing for the specific property, either initially or at a later date.~~

~~“DIRECTORS” means the members of the Board of Directors of the Company.~~

“EQUITY STOCK” shall mean shares of stock ~~that is either~~of the Company, including Common Stock ~~and/~~or Preferred Stock ~~of the Company~~.

“MARKET PRICE” means the last reported sales price reported on the NYSE of the Equity Stock on the trading day immediately preceding the relevant date, or if the Equity Stock is not then traded on the NYSE, the last reported sales price of the Equity Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Equity Stock may be traded, or if the Equity Stock is not then traded over any exchange or quotation system, then the market price of the Equity Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

“~~INDEPENDENT DIRECTORS” means the Directors who perform no other services for the Company, except as Directors.~~MGCL” means the Maryland General Corporation Law, as amended from time to time, or any successor statute.

~~“INDEPENDENT EXPERT” shall mean a person with no current or prior business or personal relationship with the Directors and who is engaged, to a substantial extent, in the business of rendering opinions regarding the value of assets of the type held by the Company.~~

~~“LEVERAGE” shall mean the aggregate amount of indebtedness of the Company for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.~~

~~“NET ASSETS” or “NET ASSET VALUE” means the total assets of the Company (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities of the Company, calculated at least quarterly on a basis consistently applied.~~

~~“NET INCOME” means, for any period, total revenues applicable to such period, less the expenses applicable to such period other than additions to or allowances for reserves for depreciation, amortization or bad debts or other similar non-cash reserves; provided, however, that Net Income shall not include the gain from the sale of the Company’s assets.~~

~~“ORGANIZATION AND OFFERING EXPENSES” means those expenses incurred by and to be paid from the assets of the Company in connection with and in preparing the Company for registration and subsequently offering and distributing Shares to the public, including, but not limited to, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositaries, experts, expenses of qualification of the sale of the securities under federal and state laws, including taxes and fees, and accountants’ and attorneys’ fees.~~

~~“OWNERSHIP LIMIT” means the beneficial ownership of no more than 9.8% of the outstanding Shares of the Company.~~

“~~PARTICIPANT” means a Stockholder who purchases Shares pursuant to this Offering and elects to participate in the DRP.~~NYSE” means the New York Stock Exchange.

“PERSON” means any ~~natural person, partnership, corporation, association, trust~~individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company, limited liability company ~~or other legal entity~~, any other legal or commercial entity, a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act or a group to which an Excepted Holder Limit applies.

~~“REIT” means a corporation, trust, association or other legal entity (other than a real estate syndication) which is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both.~~

~~“ROLL-UP” means a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Company and the issuance of securities of a Roll-Up Entity. Such term does not include:~~

~~(a)                               a transaction involving securities of the Company that have been for at least 12 months listed on a national securities exchange or traded through The Nasdaq Stock Market-Nasdaq National Market; or~~

~~(b)                              a transaction involving the conversion to corporate, trust or association form of only the Company if, as a consequence of the transaction, there will be no significant adverse change in any of the following:~~

~~(i) Stockholders’ voting rights;~~

~~(ii) the term and existence of the Company; or~~

~~(iii) the Company’s investment objectives.~~

~~“ROLL-UP ENTITY” means a partnership, real estate investment trust, corporation, trust or other entity that would be created or would survive after the successful completion of a proposed Roll-Up transaction.~~

~~“SHARES” means the common stock, par value $.01 per share, of the Company.~~

~~“STOCKHOLDERS” means holders of shares of Common Stock.~~

~~“TOTAL OPERATING EXPENSES” means the aggregate expenses of every character paid or incurred by the Company as determined under generally accepted accounting principles, but excluding:~~

~~(a)                               the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and taxes incurred in connection with the issuance, distribution, transfer, registration and stock exchange listing of the Shares;~~

~~(b)                              interest payments;~~

~~(c)                               taxes;~~

~~(d)                             non-cash expenditures such as depreciation, amortization and bad debt reserves; and~~

~~(e)                               Acquisition Expenses, real estate commissions on resale of property and other expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (such as the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).~~

ARTICLE V~~Article VI~~
STOCK

Section 1.                               Authorized Shares.  The total number of shares of stock which the Company has authority to issue is ~~506,000,000~~512,000,000 shares, of which 500,000,000 are shares of common stock, $0.01 par value per share (“Common Stock”), and ~~6,000,000~~12,000,000 are shares ~~are~~of preferred stock, $0.01 par value per share (“Preferred Stock”).  The aggregate par value of the shares of authorized Common Stock and Preferred Stock is $5,000,000 and $~~60,000,~~120,000, respectively.  The Board of Directors of the Company may classify or reclassify any unissued stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the stock.  If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to these Articles, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Company has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph.

Section 2.                               Liquidation.  Subject to any preferential rights in favor of any class of Preferred Stock, upon liquidation or dissolution of the Company, each issued and outstanding share of Common Stock shall be entitled to participate pro rata in the assets of the Company remaining after payment of, or adequate provision for, all known debts and liabilities of the Company.

~~Section 3.                                Common Stock.~~

Section 3.                               ~~(a)~~ Common Stock.  Subject to the provisions of Article ~~VIII~~VII regarding Excess Stock (as such term is defined therein) and except as otherwise provided in these Articles, each issued and outstanding share of Common Stock shall entitle the holder thereof to one vote on all matters presented for a vote of stockholders.

~~(b)                              Subtitle 7 of Title 3 of the Maryland General Corporation Law (or any successor statute) (“Maryland Law”) shall not apply to any acquisition of shares of stock by any Existing Holder (as defined herein) that is not prohibited or restricted by Article VIII of these Articles.~~

~~(c)                               Notwithstanding any provision of Maryland Law to the contrary, the Company shall not, without the concurrence of holders of at least a majority of the~~

~~outstanding Shares:  (i) amend these Articles: (ii) dissolve or liquidate the Company; or (iii) remove the Directors.~~

~~(d)                             With respect to Shares owned by the Directors or any Affiliate, neither the Directors, nor any Affiliate may vote or consent on matters submitted to the Stockholders regarding the removal of the Directors, or any Affiliate or any transaction between the Company and any of them. Shares held by the Directors and their Affiliates shall not be included in determining the number of outstanding Shares entitled to vote on the matters as described above.~~

Section 4.                               Preferred Stock. Shares of Preferred Stock may be issued, from time to time, in one or more classes or series, as authorized by the Board of Directors. Prior to issuance of shares of each class or series, the Board of Directors by resolution shall:  (~~i~~a) designate that class or series to distinguish it from all other series and classes of stock of the Company; (~~ii~~b) specify the number of shares to be included in the class or series; and~~,~~ (c) subject to the provisions of Article ~~VIII~~VII regarding Excess Stock, ~~shall~~ set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption.  Subject to the express terms of any other class or series of Preferred Stock outstanding at the time and notwithstanding any other provision of these Articles, the Board of Directors may increase or decrease the number of shares of, ~~or~~ alter the designation of or classify or reclassify~~,~~ any unissued shares of any class or series of Preferred Stock by setting or changing, in any one or more respects~~,~~ from time to time before issuing the shares, ~~and,~~ subject to the provisions of Article ~~VIII~~VII regarding Excess Stock, the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of the shares of any class or series of Preferred Stock.

~~Section 5.                                Articles of Incorporation and Bylaws. All persons who shall acquire stock in the Company shall acquire the same subject to the provisions of these Articles and the Bylaws of the Company as amended.~~

~~Section 6.                                Liability of Stockholders. The Shares of the Company will be nonassessable by the Company.~~

~~Article VII~~
~~PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN~~
~~POWERS OF THE COMPANY AND OF ITS DIRECTORS AND~~
~~STOCKHOLDERS~~

~~Section 1.                                Number and Classification.  The number of Directors of the Company shall never be less than three, nor more than nine, a majority of which will be Independent Directors.  A Director shall have had at least three years of relevant real estate experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Company.  At least one of the Independent Directors shall have three years of relevant real estate experience.  The names of the current Directors who shall act until their successors are duly elected and qualified are:~~

~~Roland W. Burris  (Independent Director)~~
~~Thomas P. D’Arcy (Independent Director)~~
~~Daniel L. Goodwin~~
~~Joel G. Herter  (Independent Director)~~
~~Heidi N. Lawton  (Independent Director)~~
~~Thomas H. McAuley~~
~~Thomas R. McWilliams (Independent Director)~~
~~Robert D. Parks~~
~~Joel D. Simmons~~

~~Section 2.                                Term.  Each director will be elected for a one year term and will hold office for the term for which he or she is elected and until his or her successor is duly elected and qualified.~~

~~Section 3.                                Removal. A director may be removed with or without cause by the affirmative vote of the holders of at least a majority of all the votes entitled to be cast for the election of directors. A special meeting of the stockholders may be called, in accordance with the Bylaws of the Company, upon the written request of stockholders holding 10% or more of the shares of the Company entitled to vote at such meeting for the purpose of removing a director.~~

~~Section 4.                                Authorization by Board of Stock Issuance. The Board of Directors of the Company may authorize the issuance from time to time of shares of its stock of any class, whether now or hereafter authorized, or securities convertible into shares of its stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in these Articles or the Bylaws of the Company or under Maryland Law.~~

Section 5.                               ~~Preemptive Rights. Except as may be provided by the Board of Directors in authorizing the issuance of shares of Preferred Stock pursuant to Article VII, Section 4, no holder of shares of stock of the Company shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of the stock of the Company or any other security of the Company which it may issue or sell.~~8.125% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share

~~Section 6.                                Indemnification.~~

~~(a)                               The Company shall, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted and, without limiting the generality of the foregoing, in accordance with Section 2-418 of Maryland Law, to indemnify and pay or reimburse reasonable expenses to any Director (each an “Indemnified Party”) provided, that (i) the Director has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interest of the Company; (ii) the Director was acting on behalf of or performing services on the part of the Company; (iii) such liability or loss was not the result of negligence or misconduct on the part of the Indemnified Party, except that in the event the Indemnified Party is or was an Independent Director, such liability or loss shall not have been the result of gross negligence or willful~~

~~misconduct; and (iv) such indemnification or agreement to be held harmless is recoverable only out of the assets of the Company and not from the Stockholders.~~

~~(b)                              The Company shall not indemnify a Director for losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:  (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims and finds that indemnification of the settlement and related costs should be made and the court considering the request has been advised of the position of the Securities and Exchange Commission (the “Commission”) and the published opinions of the Tennessee Securities Division and any other state securities regulatory authority in which securities of the Company were offered and sold as to indemnification for securities law violations.~~

~~(c)                               The Company may advance amounts to persons entitled to indemnification hereunder for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are satisfied:  (i) the legal action relates to acts or omissions with respect to the performance of duties or services by the Indemnified Party for or on behalf of the Company; (ii) the legal action is initiated by a third party who is not a Stockholder or the legal action is initiated by a Stockholder acting in his or her capacity as such and a court of competent jurisdiction specifically approves such advancement; and (iii) the Indemnified Party receiving such advances undertakes to repay the advanced funds to the Company, together with the applicable legal rate of interest thereon, in cases in which such party is found not to be entitled to indemnification.~~

~~(d)                             The Company shall have the power to purchase and maintain insurance on behalf of an Indemnified Party against any liability asserted which was incurred in any such capacity with the Company or arising out of such status; provided, however, that the Company shall not incur the costs of any liability insurance which insures any person against liability for which he, she or it could not be indemnified under the Articles. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws.~~

~~Section 7.                                Choice of Law. These Articles and the Bylaws, as amended, shall be construed in accordance with the laws of the State of Maryland and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws; provided, however, that causes of action for violations of federal or state securities laws shall not be governed by this Section 7.~~

~~Section 8.                                Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with these Articles and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its~~

~~stock:  (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); and (iv) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company; and any matters relating to the acquisition, holding and disposition of any assets by the Company.~~

~~Section 9.                                Reserved Powers of Board. The enumeration and definition of particular powers of the Board of Directors included in this Article VII shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of these Articles, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under Maryland Law as now or hereafter in force.~~

~~Section 10.                        REIT Qualification. The Board of Directors shall use its reasonable best efforts to cause the Company and its stockholders to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors determines that it is no longer in the best interests of the Company to continue to have the Company qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code.~~

~~The Company is an infinite-life REIT which may be dissolved pursuant to the procedures set forth in the MGCL at any time by the affirmative vote of a majority of the Stockholders. However, should the Board of Directors determine within five years of the date of the Prospectus that the Shares will not be listed for trading on a national stock exchange or market, the Company anticipates recommending to the Stockholders that the Company be liquidated within ten years of the date thereof.~~

~~Section 11.                        Distributions. Prior to the completion of the acquisition of the properties with the proceeds of the Company’s offering, Distributions to Stockholders shall be declared and payable quarterly, in amounts as may be determined by the Board of Directors out of funds legally available. Upon completion of the acquisition process, the Company will pay regular monthly Distributions to its Stockholders. Concurrently with any Distribution, the Company shall provide Stockholders with a statement disclosing the source of the funds distributed. If such information is not available concurrently with the making of a Distribution, a statement setting forth the reasons why such information is not available shall be provided concurrently. In no event shall such information be provided to Stockholders more than 60 days of making such Distribution. Distributions in-kind shall not be permitted, except for distributions of:  (i) readily marketable securities; (ii) beneficial interests in a liquidating trust established for~~

~~the dissolution of the Company and the liquidation of its assets in accordance with the terms of these Articles; or (iii) distributions of in-kind property which meet all of the following conditions: (a) the Directors advise each Stockholder of the risks associated with direct ownership of the property; (b) the Directors offer each Stockholder the election of receiving in-kind property distributions, and (c) the Directors distribute in-kind property only to those Stockholders who accept the Directors’ offer. The Directors shall endeavor to declare and pay such distributions as shall be necessary under the Code; however, Stockholders shall have no right to any distribution unless and until declared by the Directors. The exercise of the powers and rights of the Directors pursuant to this Section 11 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any person in whose name any Shares are registered on the records of the Company or by his, her or its duly authorized agent shall be a sufficient discharge for all dividends or distributions payable or deliverable in respect of such Shares and from all liability related to the application thereof.~~

~~Section 12.                        Distribution Reinvestment Program. The Directors may adopt a distribution reinvestment program on such terms and conditions as shall be set forth in the Prospectus, which program may be amended from time to time by the Directors, provided, however, that such program shall, at a minimum, provide for the following:~~

(a)                               ~~All material information regarding the distribution to the Stockholder and the effect of reinvesting such distribution, including the tax consequences thereof, shall be provided to the Stockholder at least annually; and~~ Designation and Number.  A series of Preferred Stock, designated the “8.125% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share” (the “Series A Preferred Stock”), is hereby established.  The number of authorized shares of Series A Preferred Stock shall be 4,400,000.

(b)                              ~~Each Stockholder participating in the distribution reinvestment program shall have a reasonable opportunity to withdraw from the distribution reinvestment program at least annually after receipt of the information required in subparagraph (a) above.~~Relative Seniority.  The Series A Preferred Stock will, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company, rank (a) senior to all classes or series of Common Stock and to all equity securities the terms of which provide that such equity securities shall rank junior to the Series A Preferred Stock; (b) on a parity with all equity securities issued by the Company, other than those equity securities referred to in clauses (a) and (c), and (c) junior to all equity securities issued by the Company which rank senior to the Series A Preferred Stock and which were issued in accordance with the terms of Article V, Section 5(g)(iv) hereof.  The term “equity securities” shall not include convertible debt securities prior to the time of conversion.

~~Section 13.                        [Reserved]~~

~~Section 14.                        Termination of the Company. The Board of Directors may terminate the existence of the Company and discontinue the operations of the Company only upon the affirmative vote, at a meeting of stockholders called for that purpose, of a majority of~~

~~the voting power of the Company entitled to vote or the written consent of a majority of the voting power of the Company entitled to vote.~~

~~Section 15.                        Limitation on Transactions with Affiliates. The Company shall not sell property or make loans (except as provided under Article IX(c)) to any Director or Affiliates thereof. In all other cases in which the Company shall enter into a transaction with Director or Affiliates thereof, an appraisal must be obtained from an Independent Expert concerning the underlying property. The appraisal shall be maintained in the Company’s records for at least five years, and shall be available for inspection and duplication by any Stockholder. The Company shall not purchase property from, borrow money from, invest in joint ventures with or enter into transactions with any Director or Affiliates thereof, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction determines that the transaction is fair and reasonable to the Company and is on terms and conditions no less favorable than from unaffiliated third parties. With respect to property which the Company purchases from a Director or Affiliate thereof, the price to the Company may not exceed the cost of the assets of such Director or Affiliate thereof, or if the price to the Company is in excess of such cost, substantial justification for such excess must exist, and such excess must be reasonable. In no event shall the cost of such asset to the Company ever exceed its current appraised value.~~

~~Section 16.                        Limitation on Total Operating Expenses. The annual Total Operating Expenses of the Company shall not exceed in any fiscal year the greater of 2% of the Average Invested Assets of the Company or 25% of the Company’s Net Income. The Independent Directors have a fiduciary responsibility to limit the Company’s annual Total Operating Expenses to amounts that do not exceed the limitations described above. The Independent Directors may, however, determine that a higher level of Total Operating Expenses is justified for such period because of unusual and non-recurring expenses. Any such finding by the Independent Directors and the reasons in support thereof shall be recorded in the minutes of the meeting of Directors. Within 60 days after the end of any fiscal quarter of the Company for which Total Operating Expenses (for the 12 months then ended) exceed 2% of Average Invested Assets or 25% of Net Income, whichever is greater, as described above, there shall be sent to the Stockholders a written disclosure of such fact. If the Independent Directors determine that such higher Total Operating Expenses are justified, such disclosure will also contain an explanation of the Independent Directors’ conclusion.~~

~~Section 17.                        Limitation on Borrowing. The Company may not incur indebtedness to enable it to make Distributions except as necessary to satisfy the requirement that the Company distribute at least 95% of its REIT Taxable Income, or otherwise as necessary or advisable to assure that the Company maintains its qualification as a REIT for federal income tax purposes. The aggregate borrowing of the Company, secured and unsecured, shall be reasonable in relation to the Net Assets of the Company and shall be reviewed by the Board of Directors at least quarterly. The maximum amount of borrowings in relation to the Net Assets shall, in the absence of a satisfactory showing that a higher level of borrowing is appropriate, not exceed 300% of Net Assets. Any excess in borrowing over such 300% level shall be subject to the approval by a majority of the Stockholders. The Company shall not borrow funds from any Director or Affiliates thereof, unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction determines that such~~

~~transaction is fair and reasonable and no less favorable to the Company than from unaffiliated parties under the same or similar circumstances.~~

~~Section 18.                        Limitation on Real Estate Commissions. If the Company sells property, the Company may pay real estate brokerage fees which are reasonable, customary and competitive, taking into consideration the size, type and location of the property (“Competitive Real Estate Commission”), which shall not in the aggregate exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the gross sales price of the property.~~

~~Section 19.                        [Reserved]~~

~~Section 20.                        Limitation on Acquisition Fees and Expenses. The total of all Acquisition Expenses paid by the Company in connection with the purchase of a property by the Company shall in no event exceed an amount equal to 6% of the Contract Price for the Property, unless a majority of the Directors (including the majority of the Independent Directors) not otherwise interested in the transaction approve the transaction as being commercially competitive, fair and reasonable to the Company.~~

~~Section 21.                        Determination of Consideration. The consideration paid for real property acquired by the Company shall ordinarily be based on the fair market value of the property as determined by a majority of the Directors (including a majority Of the Independent Directors). In cases in which a majority of the Independent Directors so determine, or if assets are acquired from a Director or an Affiliate of a Director, pursuant to Section 15 of this Article VII such fair market value shall be as determined by a qualified independent real estate appraiser selected by the Independent Director.~~

~~Section 22.                        Fiduciary Duty. The Directors shall serve in a fiduciary capacity and shall have a fiduciary duty to the Stockholders of the Company.~~

~~Section 23.                        Review of Investment Policies. The Directors shall establish written policies on investments and borrowing and shall monitor the administrative procedures, investment operations and performance of the Company to assure that such policies are carried out. The Independent Directors shall review such policies of the Company with sufficient frequency and at least annually to determine that the policies being followed by the Company at any time are in the best interests of the Stockholders. Each such determination and the basis therefor shall be set forth in the minutes of the Board of Directors.~~

~~Section 24.                       Limitation on Organization and Offering Expenses. The Organization and Offering Expenses paid in connection with the Company’s formation or the syndication or sale of the Shares shall be reasonable and shall in no event exceed fifteen percent (15%) of the proceeds raised in the Initial Public Offering, determined at the termination of the Initial Public Offering.~~

~~Article VIII~~

~~RESTRICTION ON TRANSFER,~~
~~ACQUISITION AND REDEMPTION OF SHARES~~

(c)                               Dividends.

(i)                                  Holders of Series A Preferred Stock shall be entitled to receive, when and as authorized by the Board and declared by the Company, out of funds legally available for the payment of dividends, cumulative preferential cash dividends at the rate of eight and one-eighth percent (8.125%) per annum of the twenty-five dollars ($25.00) per share liquidation preference of the Series A Preferred Stock (equivalent to a fixed annual amount of approximately $2.0313 per share).  Dividends on the Series A Preferred Stock shall accumulate on a daily basis and be cumulative from, and including, the first date of issuance of any shares of Series A Preferred Stock or the immediately preceding Dividend Payment Date, as the case may be, to, but not including, the next succeeding Dividend Payment Date or redemption date, as applicable.  Such dividends shall be payable monthly in equal amounts in arrears on the fifteenth day of each month, beginning on November 15, 2011 (each such day being hereinafter called a “Dividend Payment Date”); provided that if any Dividend Payment Date is not a Business Day (as hereinafter defined), then the dividend which would otherwise have been payable on such Dividend Payment Date may be paid on the next succeeding Business Day with the same force and effect as if paid on such Dividend Payment Date, and no interest or additional dividends or other sums shall accrue on the amount so payable from such Dividend Payment Date to such next succeeding Business Day.  Any dividend payable on the Series A Preferred Stock for any partial dividend period shall be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months.  Dividends shall be payable to holders of record as they appear in the stock records of the Company at the close of business on the applicable record date, which shall be the first day of the calendar month in which the applicable Dividend Payment Date falls or such other date designated by the Board for the payment of dividends that is not more than 30 nor less than 10 days prior to such Dividend Payment Date (each, a “Dividend Record Date”).

(ii)                              No dividends on the Series A Preferred Stock shall be authorized by the Board or declared by the Company or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibits such authorization, declaration, payment or setting apart for payment or provides that such authorization, declaration, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such authorization, declaration payment or setting apart for payment shall be restricted or prohibited by law.

(iii)                          Notwithstanding anything to the contrary contained herein, dividends on the Series A Preferred Stock shall accumulate whether or not the restrictions referred to in Article V, Section 5(c)(ii) exist, whether or not the Company has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are authorized or declared.  No interest, or sum of money in lieu of interest, shall be payable in respect of any accumulated and unpaid dividends on the Series A Preferred Stock.

(iv)                          So long as any shares of Series A Preferred Stock are outstanding, no dividends (other than in Common Stock or other equity securities of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation) shall be declared by the Company or paid or set apart for payment on any equity securities of the Company of any other class or series ranking, as to dividends or upon liquidation, on a parity with or junior to the Series A Preferred Stock unless full cumulative dividends have been or contemporaneously are authorized by the Board and declared by the Company on the Series A Preferred Stock for all past dividend periods and the then current dividend period.  When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and all other equity securities ranking on a parity, as to dividends or upon liquidation, with the Series A Preferred Stock, all dividends authorized and declared, paid or set apart for payment upon the Series A Preferred Stock and all other equity securities ranking on a parity, as to dividends or upon liquidation, with the Series A Preferred Stock shall be authorized and declared and paid pro rata or authorized and declared and set apart for payment pro rata so that the amount of dividends authorized and declared per share of Series A Preferred Stock and each such other equity security shall in all cases bear to each other the same ratio that accumulated dividends per share of Series A Preferred Stock and other equity security (which shall not include any accumulation in respect of unpaid dividends for prior dividend periods if such equity securities do not have a cumulative dividend) bear to each other.  No interest, or sum of money in lieu of interest, shall be payable in respect of any accumulated and unpaid dividends on the Series A Preferred Stock.

(v)                              Except as provided in Article V, Section 5(c)(iv), unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are authorized by the Board and declared by the Company for all past dividend periods and the then current dividend period, no dividends (other than in Common Stock or other equity securities of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation) shall be declared by the Company or paid or set apart for payment, nor shall any other distribution be declared or made, upon the Common Stock or any other equity securities of the Company ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation, nor shall any shares of Common Stock or any other equity securities of the Company ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired directly or indirectly for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such equity securities) by the Company (except by conversion into or exchange for other equity securities of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation, by redemption, purchase or acquisition of equity securities under incentive, benefit or stock purchase plans of the Company for officers, Directors or employees or others performing or providing similar services, or by other redemption, purchase or acquisition of such equity securities for the purpose of preserving the Company’s status or qualification as a REIT for U.S. federal income tax purposes).

(vi)                          If, for any taxable year, the Company elects to designate as “capital gain dividends” (as defined in Section 857 of the Code) any portion (the “Capital Gains Amount”) of the dividends (as determined for U.S. federal income tax purposes) paid or made available for the year to holders of all classes of stock (the “Total Dividends”), then the portion of the Capital Gains Amount that shall be allocable to the holders of Series A Preferred Stock shall be the amount that the total dividends (as determined for U.S. federal income tax purposes) paid or made available to the holders of Series A Preferred Stock for the year bears to the Total Dividends.  The Company may elect to retain and pay income tax on its net long-term capital gains.  In such a case, the holders of Series A Preferred Stock would include in income their appropriate share of the Company’s undistributed long-term capital gains, as designated by the Company.

(vii)                      Holders of Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or shares, in excess of full cumulative dividends on the Series A Preferred Stock as described above.  Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares which remains payable.

(viii)                  In determining whether a distribution (other than upon voluntary or involuntary liquidation), by dividend, redemption or other acquisition of the Company’s equity securities is permitted under Maryland law, no effect shall be given to amounts that would be needed, if the Company were to be dissolved at the time of the dividend, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the dividend.

(ix)                          “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to close.

(d)                             Liquidation Rights.

(i)                                  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company (referred to herein sometimes as a “liquidation”), the holders of Series A Preferred Stock then outstanding shall be entitled to be paid, or have the Company declare and set apart for payment, out of the assets of the Company legally available for distribution to stockholders (after payment or provision for payment of all debts and other liabilities of the Company), a liquidation preference in cash of twenty-five dollars ($25.00) per share of Series

A Preferred Stock, plus an amount equal to all accumulated and unpaid dividends to, but not including, the date of payment (the “Liquidation Preference”), before any distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Company is made to holders of Common Stock or any other equity securities of the Company that rank junior to the Series A Preferred Stock upon liquidation.

(ii)                              If, upon any such voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets of the Company are insufficient to pay the full amount of the Liquidation Preference to holders of Series A Preferred Stock and the corresponding amounts payable on all shares of other classes or series of equity securities of the Company ranking on a parity with the Series A Preferred Stock upon liquidation, then the holders of Series A Preferred Stock and all other such classes or series of equity securities shall share ratably in any such distribution of assets in proportion to the full liquidating dividends to which they would otherwise be respectively entitled.

(iii)                          Written notice of the effective date of any such liquidation, dissolution or winding up of the Company, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of Series A Preferred Stock at the address of such holder as the same shall appear on the stock transfer records of the Company.

(iv)                          After payment of the full amount of the Liquidation Preference to which they are entitled, the holders of Series A Preferred Stock will have no right or claim to any of the remaining assets of the Company.

(v)                              None of a consolidation or merger of the Company with or into another entity, a merger of another entity with or into the Company, a statutory share exchange by the Company or a sale, lease, transfer or conveyance of all or substantially all of the Company’s assets or business shall be considered a liquidation, dissolution or winding up of the Company.

(e)                               Optional Redemption.

(i)                                  Except as described in Article V, Section 5(f) below and this Article V, Section 5(e), the shares of Series A Preferred Stock are not redeemable prior to October 6, 2016.  To ensure that the Company remains qualified as a REIT for U.S. federal income tax purposes, however, the Series A Preferred Stock shall be subject to the provisions of Article V, Section 5(j) of these Articles pursuant to which shares of Series A Preferred Stock Series A Beneficially Owned (as defined in Article V, Section 5(j) of these Articles) by a Series A Person, within the meaning of Article V, Section 5(j) of these Articles, in excess of the Series A Ownership Limit (as defined in Article V, Section 5(j) of these Articles) shall be automatically transferred to a Series A Trust (as defined in

Article V, Section 5(j) of these Articles) for the benefit of a Series A Beneficiary (as defined in Article V, Section 5(j) of these Articles) and the Company shall have the right to purchase such shares, as provided in Article V, Section 5(j) of these Articles.  On and after October 6, 2016, the Company, at its option, upon giving notice as provided below, may redeem the shares of Series A Preferred Stock, in whole or from time to time in part, for cash, at a redemption price of twenty-five dollars ($25.00) per share, plus all accumulated and unpaid dividends on such shares of Series A Preferred Stock to, but not including, the date of such redemption (the “Optional Redemption Right”).

(ii)                              If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to the Optional Redemption Right, the shares to be redeemed may be selected pro rata (as nearly as practicable without creating fractional shares) or by lot or in such other equitable method determined by the Company.  If such redemption is to be by lot and, as a result of such redemption, any Person would become a Beneficial Owner of shares of Series A Preferred Stock in excess of the Ownership Limits because such shares of Series A Preferred Stock were not redeemed, or were only redeemed in part then, except as otherwise provided in these Articles, the Company will redeem the requisite number of such shares of Series A Preferred Stock such that no Person will Beneficially Own in excess of the Ownership Limits subsequent to such redemption.

(iii)                          Notwithstanding anything to the contrary contained herein, unless full cumulative dividends on all shares of Series A Preferred Stock shall have been or contemporaneously are declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed; provided, however, that the foregoing shall not prevent the redemption or purchase by the Company of shares of Series A Preferred Stock pursuant to Article V, Section 5(j) of these Articles or otherwise in order to ensure that the Company remains qualified as a REIT for U.S. federal income tax purposes or the purchase or acquisition of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all shares of Series A Preferred Stock.  In addition, unless full cumulative dividends on all shares of Series A Preferred Stock have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, the Company shall not purchase or otherwise acquire directly or indirectly for any consideration, nor shall any monies be paid to or be made available for a sinking fund for the redemption of, any shares of Series A Preferred Stock (except by conversion into or exchange for equity securities of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation); provided, however, that the foregoing shall not prevent any purchase or acquisition of shares of Series A Preferred Stock for the purpose of preserving the Company’s status or qualification as a REIT or pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.

(iv)                          Immediately prior to or upon any redemption of shares of Series A Preferred Stock, the Company shall pay, in cash, any accumulated and unpaid dividends to, but not including, the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series A Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date (including any accumulated and unpaid dividends for prior periods) notwithstanding the redemption of such shares before such Dividend Payment Date.  Except as provided above, the Company will make no payment or allowance for unpaid dividends, whether or not in arrears, on Series A Preferred Stock for which a notice of redemption has been given.

(v)                              The following provisions set forth the procedures for redemption pursuant to the Optional Redemption Right:

(A)                          Notice of redemption will be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the redemption date.  A similar notice will be mailed by the Company, postage prepaid, no less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the shares of Series A Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Company.  No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.

(B)                           In addition to any information required by law or by the applicable rules of any exchange upon which the Series A Preferred Stock may be listed or admitted to trading, such notice shall state:  (1) the redemption date; (2) the redemption price; (3) the number of shares of Series A Preferred Stock to be redeemed; (4) the place or places where the certificates, to the extent the shares of Series A Preferred Stock are certificated, for shares of Series A Preferred Stock are to be surrendered (if so required in the notice) for payment of the redemption price; and (5) that dividends on shares of Series A Preferred Stock to be redeemed will cease to accumulate on such redemption date.  If fewer than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed.

(C)                           If the Company shall so require and the notice shall so state, on or after the redemption date, each holder of shares of Series A Preferred Stock to be redeemed shall present and surrender the certificates representing his or her shares of Series A Preferred Stock, to the extent such shares are certificated, to the Company at the place designated in the notice of redemption and thereupon the redemption price of such shares (including all accumulated and unpaid dividends to, but not including, the redemption date) shall be paid to or on the order of the person whose name appears on such certificate representing the shares of Series A Preferred Stock as the owner thereof and each surrendered certificate shall be canceled.  If fewer than all of the shares represented by any such certificate representing shares of Series A Preferred Stock are to be redeemed, a new certificate shall be issued representing the unredeemed shares.  In the event that the shares of Series A Preferred Stock to be redeemed are uncertificated, such shares shall be redeemed in accordance with the notice and the applicable procedures of any depository and no further action on the part of the holders of such shares shall be required.

(D)                          From and after the redemption date (unless the Company defaults in payment of the redemption price), all dividends on the shares of Series A Preferred Stock designated for redemption in such notice shall cease to accumulate and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accumulated and unpaid dividends to, but not including, the redemption date), shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Company) on the Company’s stock transfer records, and such shares shall not be deemed to be outstanding for any purpose whatsoever.  At its election, the Company, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to, but not including, the redemption date) of the shares of Series A Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the shares of Series A Preferred Stock to be redeemed shall (1) state the date of such deposit, (2) specify the office of such bank or trust company as the place of payment of the redemption price and (3) require such holders to surrender the certificates representing such shares, to the extent such shares are certificated, at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to, but not including, the redemption date).  Any monies so deposited which remain unclaimed by the holders of Series A Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Company.

(vi)                          Subject to applicable law and the limitation on purchases when dividends on the Series A Preferred Stock are in arrears, the Company may, at any time and from time to time, purchase any shares of Series A Preferred Stock in the open market, by tender or by private agreement.

(vii)                      Any shares of Series A Preferred Stock that shall at any time have been redeemed or otherwise acquired shall, after such redemption or acquisition, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more classified and designated as part of a particular series by the Board.

(f)                                Special Optional Redemption by the Company.

(i)                                  Upon the occurrence of a Change of Control (as defined below), the Company will have the option upon written notice mailed by the Company, postage pre-paid, no less than 30 nor more than 60 days prior to the redemption date and addressed to the holders of record of the shares of Series A Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the Company, to redeem the shares of Series A Preferred Stock, for cash, in whole or in part within 120 days after the first date on which such Change of Control occurred, at twenty-five dollars ($25.00) per share plus accumulated and unpaid dividends, if any, to, but not including, the redemption date (“Special Optional Redemption Right”).  No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.  If, prior to the Change of Control Conversion Date (as defined below), the Company has provided or provides notice of redemption with respect to the Series A Preferred Stock (whether pursuant to the Optional Redemption Right or the Special Optional Redemption Right), the holders of Series A Preferred Stock will not have the conversion right described below in Article V, Section 5(i).

A “Change of Control” is when, after the first date of issuance of any shares of Series A Preferred Stock, the following have occurred and are continuing:

(A)                          the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of Directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), and

(B)                           following the closing of any transaction referred to in (A) above, neither the Company nor the acquiring or surviving entity has a class of common securities (or their equivalent, including American Depositary Receipts representing such securities) listed on the NYSE, the NYSE Amex Equities (the “NYSE Amex”), or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex or NASDAQ.

(ii)                              In addition to any information required by law or by the applicable rules of any exchange upon which the Series A Preferred Stock may be listed or admitted to trading, such notice shall state:  (A) the redemption date; (B) the redemption price; (C) the number of shares of Series A Preferred Stock to be redeemed; (D) the place or places where the certificates for the shares of Series A Preferred Stock, to the extent shares of Series A Preferred Stock are certificated, are to be surrendered (if so required in the notice) for payment of the redemption price; (E) that the shares of Series A Preferred Stock are being redeemed pursuant to the Special Optional Redemption Right in connection with the occurrence of a Change of Control and a brief description of the transaction or transactions constituting such Change of Control; (F) that holders of the shares of Series A Preferred Stock to which the notice relates will not be able to tender such shares of Series A Preferred Stock for conversion in connection with the Change of Control and each share of Series A Preferred Stock tendered for conversion that is selected, prior to the Change of Control Conversion Date, for redemption will be redeemed on the related redemption date instead of converted on the Change of Control Conversion Date and (G) that dividends on the shares of Series A Preferred Stock to be redeemed will cease to accumulate on such redemption date.  If fewer than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed.

If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed pursuant to the Special Optional Redemption Right, the shares to be redeemed shall be selected pro rata (as nearly as practicable without creating fractional shares) or by lot or in such other equitable method prescribed by the Company.  If such redemption is to be by lot and, as a result of such redemption, any Person would become a Beneficial Owner of shares of Series A Preferred Stock in excess of the Ownership Limits because such shares of Series A Preferred Stock were not redeemed, or were only redeemed in part then, except as otherwise provided in these Articles, the Company shall redeem the requisite number of such shares of Series A Preferred Stock such that no Person will Beneficially Own in excess of the Ownership Limits subsequent to such redemption.

(iii)                          Notwithstanding anything to the contrary contained herein, unless full cumulative dividends on all shares of Series A Preferred Stock shall have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed; provided, however, that the foregoing shall not prevent the purchase by the Company of shares of Series A Preferred Stock pursuant to Article V, Section 5(j) of these Articles or otherwise in order to ensure that the Company remains qualified as a REIT for U.S. federal income tax purposes or the purchase or acquisition of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all shares of Series A Preferred Stock.  In addition, unless full cumulative dividends on all shares of Series A Preferred Stock have been or contemporaneously are authorized and declared and paid or authorized and declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, the Company shall not purchase or otherwise acquire directly or indirectly for any consideration, nor shall any monies be paid to or be made available for a sinking fund for the redemption of, any shares of Series A Preferred Stock (except by conversion into or exchange for equity securities of the Company ranking junior to the Series A Preferred Stock as to dividends or upon liquidation); provided, however, that the foregoing shall not prevent any purchase or acquisition of shares of Series A Preferred Stock for the purpose of preserving the Company’s status or qualification as a REIT for U.S. federal income tax purposes or pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock.

(iv)                          Immediately prior to any redemption of shares of Series A Preferred Stock pursuant to the Special Optional Redemption Right, the Company shall pay, in cash, any accumulated and unpaid dividends to, but not including, the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of shares of Series A Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date (including any accumulated and unpaid dividends for prior periods) notwithstanding the redemption of such shares before such Dividend Payment Date.  Except as provided above, the Company will make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of Series A Preferred Stock for which a notice of redemption has been given.

(v)                              If the Company shall so require and the notice shall so state, on or after the redemption date, each holder of shares of Series A Preferred Stock to be redeemed shall present and surrender the certificates representing his or her shares of Series A Preferred Stock, to the extent such shares are certificated, to the Company at the place designated in the notice of redemption and thereupon the redemption price of such shares (including all accumulated and unpaid dividends to, but not including, the redemption date) shall be paid to or on the order of the person whose name appears on such certificate representing shares of Series A Preferred Stock as the owner thereof and each surrendered certificate shall be canceled.  If fewer than all the shares represented by any such certificate representing shares of Series A Preferred Stock are to be redeemed, a new certificate shall be issued representing the unredeemed shares.  In the event that the shares of Series A Preferred Stock to be redeemed are uncertificated, such shares shall be redeemed in accordance with the notice and the applicable procedures of any depository and no further action on the part of the holders of such shares shall be required.

(vi)                          From and after the redemption date (unless the Company defaults in payment of the redemption price), all dividends on the shares of Series A Preferred Stock designated for redemption in such notice shall cease to accumulate and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accumulated and unpaid dividends to, but not including, the redemption date), shall cease and terminate and such shares shall not thereafter be transferred (except with the consent of the Company) on the Company’s stock transfer records, and such shares shall not be deemed to be outstanding for any purpose whatsoever.  At its election, the Company, prior to a redemption date, may irrevocably deposit the redemption price (including accumulated and unpaid dividends to, but not including, the redemption date) of the shares of Series A Preferred Stock so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the shares of Series A Preferred Stock to be redeemed shall (A) state the date of such deposit, (B) specify the office of such bank or trust company as the place of payment of the redemption price and (C) require such holders to surrender the certificates representing such shares, to the extent such shares are certificated, at such place on or about the date fixed in such redemption notice (which may not be later than the redemption date) against payment of the redemption price (including all accumulated and unpaid dividends to, but not including, the redemption date).  Any monies so deposited which remain unclaimed by the holders of Series A Preferred Stock at the end of two years after the redemption date shall be returned by such bank or trust company to the Company.

(vii)                      Any shares of Series A Preferred Stock that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued Preferred Stock, without designation as to series until such shares are once more classified and designated as part of a particular series by the Board.

(g)                              Voting Rights.

(i)                                  Holders of Series A Preferred Stock shall not have any voting rights, except as set forth below.  Except as set forth in the following sentence, in any matter in which the holders of Series A Preferred Stock are entitled to vote, each such holder shall have the right to one vote for each share of Series A Preferred Stock held by such holder.  If the holders of Series A Preferred Stock and the holders of another series of equity securities that, with respect to payment of dividends or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Company, rank pari passu with the Series A Preferred Stock (“Parity Preferred Stock”) and upon which similar voting rights have been conferred and are exercisable, are entitled to vote together as a single class on any matter, the holders of Series A Preferred Stock and the holders of such Parity Preferred Stock shall each have one vote for each $25.00 of liquidation preference.

(ii)                              Whenever dividends on any shares of Series A Preferred Stock shall be in arrears for eighteen or more monthly periods, whether or not consecutive (a “Preferred Dividend Default”), the number of Directors then constituting the Board shall be increased by two and the holders of Series A Preferred Stock (voting as a single class with all other Parity Preferred Stock upon which similar voting rights have been conferred and are exercisable) shall be entitled to vote for the election of a total of two additional Directors (each, a “Preferred Stock Director”) at a special meeting called by the holders of at least 33% of the outstanding shares of Series A Preferred Stock or the holders of at least 33% of any other series of Parity Preferred Stock so in arrears if such request is received 90 or more days before the date fixed for the next annual or special meeting of stockholders, or at the next annual or special meeting of stockholders, and at each subsequent annual or special meeting of stockholders until all dividends accumulated on the Series A Preferred Stock for the past dividend periods and the then-current dividend period shall have been fully paid or authorized and a sum sufficient for the payment thereof set apart for payment in full.

(iii)                          If and when all accumulated dividends and the dividend for the then current dividend period on the Series A Preferred Stock shall have been paid in full or authorized and set aside for payment in full, the holders of Series A Preferred Stock shall be divested of the voting rights set forth in Article V, Section 5(g)(ii) (subject to revesting in the event of each and every Preferred Dividend Default) and, if all accumulated dividends and the dividend for the then current dividend period have been paid in full or authorized by the Board and set aside for payment in full on all other series of Parity Preferred Stock upon which similar voting rights have been conferred and are exercisable, the term of office of each Preferred Stock Director so elected shall terminate and the number of Directors shall be reduced accordingly.  Any Preferred Stock Director may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of a majority of the outstanding shares of Series A Preferred Stock when they have the voting rights set forth in Article V, Section 5(g)(ii) and all other series of Parity Preferred Stock (voting as a single class).  So long as a Preferred Dividend Default shall continue, any vacancy in the office of a Preferred Stock Director may be filled by written consent of the Preferred Stock Director remaining in office, or if none remains in office, by a vote of the holders of a majority of the outstanding shares of Series A Preferred Stock when they have the voting rights set forth in Article V, Section 5(g)(ii) and all other series of Parity Preferred Stock (voting as a single class).

Each Preferred Stock Director shall be entitled to one vote on any matter on which the Board shall vote.

(iv)                          So long as any shares of Series A Preferred Stock remain outstanding, the Company shall not, without the affirmative vote of the holders of at least two-thirds of the shares of Series A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (such series voting separately as a class), (A) authorize or create, or increase the number of authorized or issued shares of, any class or series of equity securities ranking senior to the Series A Preferred Stock with respect to payment of dividends or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Company, or reclassify any authorized equity securities of the Company into any such equity securities, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such equity securities or (B) amend, alter or repeal the provisions of these Articles, whether by merger or consolidation (in either case, an “Event”) or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the Series A Preferred Stock; provided, however, that with respect to the occurrence of any Event set forth in (B) above, so long as shares of Series A Preferred Stock remain outstanding with the terms thereof materially unchanged or the holders of shares of Series A Preferred Stock receive shares of stock or beneficial interest or other equity securities with rights, preferences, privileges and voting powers substantially similar, taken as a whole, to the rights, preferences, privileges and voting powers of the Series A Preferred Stock, the occurrence of any such Event shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers of the Series A Preferred Stock; and provided further that any increase in the number of authorized shares of Series A Preferred Stock or the creation or issuance, or increase in the number of authorized shares, of any other class or series of equity securities ranking on a parity with or junior to the Series A Preferred Stock with respect to payment of dividends and the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Company, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

(v)                              The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

(h)                              Information Rights.  During any period in which the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act and any shares of Series A Preferred Stock are outstanding, the Company shall (i) transmit by mail or other permissible means under the Exchange Act to all holders of Series A Preferred Stock, as their names and addresses appear in the Company’s record books and without cost to such holders, copies of the annual reports on Form 10-K and quarterly reports on Form 10-Q that the Company would have been required to file with the Securities and Exchange Commission (the “SEC”), pursuant to Section 13 or Section 15(d) of the Exchange Act if the Company were subject thereto (other than any exhibits that would have been required), and (ii) within 15 days following written request, supply copies of such reports to any prospective holder of Series A Preferred Stock.  The Company will mail (or otherwise provide) the reports to the holders of Series A Preferred Stock within 15 days after the respective dates by which the Company would have been required to file such reports with the SEC if it were subject to Section 13 or 15(d) of the Exchange Act.

(i)                                  Conversion.  The shares of Series A Preferred Stock are not convertible into or exchangeable for any other property or securities of the Company, except as provided in this Article V, Section 5(i)

(i)                                  Upon the occurrence of a Change of Control, each holder of Series A Preferred Stock shall have the right, unless, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem the shares of Series A Preferred Stock pursuant to the Optional Redemption Right or Special Optional Redemption Right, to convert some or all of the shares of Series A Preferred Stock held by such holder (the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number shares of Common Stock per share of Series A Preferred Stock to be converted (the “Common Stock Conversion Consideration”) equal to the lesser of (A) the quotient obtained by dividing (i) the sum of (x) the $25.00 per share liquidation preference plus (y) the amount of any accumulated and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case no additional amount for such accumulated and unpaid dividends will be included in such sum) by (ii) the Common Stock Price (as defined below) and (B) 11.4943 (the “Share Cap”), subject to the immediately succeeding paragraph.

The Share Cap is subject to pro rata adjustments for any stock splits (including those effected pursuant to a dividend payable in shares of Common Stock), subdivisions or combinations (in each case, a “Stock Split”) with respect to shares of Common Stock as follows:  the adjusted Share Cap as the result of a Stock Split shall be the number of shares of Common Stock that is equivalent to the product obtained by multiplying (A) the Share Cap in effect immediately prior to such Stock Split by (B) a fraction, the numerator of which is the number of shares of Common Stock outstanding after giving effect to such Stock Split and the denominator of which is the number of shares of Common Stock outstanding immediately prior to such Stock Split.

For the avoidance of doubt, subject to the immediately succeeding sentence, the aggregate number of shares of Common Stock (or equivalent Alternative Conversion Consideration (as defined below), as applicable) issuable in connection with the exercise of the Change of Control Conversion Right shall not exceed 68,965,800 shares of Common Stock (or equivalent Alternative Conversion Consideration, as applicable) (the “Exchange Cap”).  The Exchange Cap is subject to pro rata adjustments for any Stock Splits on the same basis as the corresponding adjustment to the Share Cap.

In the case of a Change of Control pursuant to which shares of Common Stock shall be converted into cash, securities or other property or assets (including any combination thereof) (the “Alternative Form Consideration”), a holder of Series A Preferred Stock shall receive upon conversion of such holder’s shares of Series A Preferred Stock the kind and amount of Alternative Form Consideration which such holder of Series A Preferred Stock would have owned or been entitled to receive upon the Change of Control had such holder of Series A Preferred Stock held a number of shares of Common Stock equal to the Common Stock Conversion Consideration immediately prior to the effective time of the Change of Control (the “Alternative Conversion Consideration”; and the Common Stock Conversion Consideration or the Alternative Conversion Consideration, as may be applicable to a Change of Control, shall be referred to herein as the “Conversion Consideration”).

In the event that holders of Common Stock have the opportunity to elect the form of consideration to be received in the Change of Control, the consideration that the holders of Series A Preferred Stock shall receive shall be the form of consideration elected by the holders of Common Stock who participate in the determination (based on the weighted average of elections) and shall be subject to any limitations to which all holders of Common Stock are subject, including, without limitation, pro rata reductions applicable to any portion of the consideration payable in the Change of Control.

The “Change of Control Conversion Date” shall be a Business Day set forth in the notice of Change of Control provided in accordance with Article V, Section 5(i)(iii) below that is no less than 20 days nor more than 35 days after the date on which the Company provides such notice pursuant to Article V, Section 5(i)(iii).

The “Common Stock Price” shall be (A) the amount of cash consideration per share of Common Stock, if the consideration to be received in the Change of Control by holders of Common Stock is solely cash, and (B) the average of the closing prices per share of Common Stock on the NYSE for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash.

(ii)                              No fractional shares of Common Stock shall be issued upon the conversion of shares of Series A Preferred Stock.  In lieu of fractional shares, holders shall be entitled to receive the cash value of such fractional shares based on the Common Stock Price.

(iii)                          Within 15 days following the occurrence of a Change of Control, unless the Company has provided notice of its intention to redeem all of the shares of Series A Preferred Stock, a notice of occurrence of the Change of Control, describing the resulting Change of Control Conversion Right, shall be delivered to the holders of record of the Series A Preferred Stock at their addresses as they appear on the Company’s stock transfer records and notice shall be provided to the Company’s transfer agent.  No failure to give such notice or any defect thereto or in the mailing thereof shall affect the validity of the proceedings for the conversion of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.  Each notice shall state:  (A) the events constituting the Change of Control; (B) the date of the Change of Control; (C) the last date on which the holders of Series A Preferred Stock may exercise their Change of Control Conversion Right; (D) the method and period for calculating the Common Stock Price; (E) the Change of Control Conversion Date, which shall be a Business Day occurring within 20 to 35 days following the date of such notice; (F) that if, prior to the Change of Control Conversion Date, the Corporation has provided or provides notice of its election to redeem all or any portion of the shares of Series A Preferred Stock, the holder will not be able to convert such holder’s shares of Series A Preferred Stock and such shares of Series A Preferred Stock shall be redeemed on the related redemption date, even if they have already been tendered for conversion pursuant to the Change of Control Conversion Right; (G) if applicable, the type and amount of Alternative Conversion Consideration entitled to be received per share of Series A Preferred Stock; (H) the name and address of the paying agent and the conversion agent; and (I) the procedures that the holders of Series A Preferred Stock must follow to exercise the Change of Control Conversion Right.

(iv)                          The Company shall issue a press release for publication on the Dow Jones & Company, Inc., Business Wire, PR Newswire or Bloomberg Business News (or, if such organizations are not in existence at the time of issuance of such press release, such other news or press organization as is reasonably calculated to broadly disseminate the relevant information to the public), or post notice on the Company’s website, in any event prior to the opening of business on the first Business Day following any date on which the Company provides notice pursuant to Article V, Section 5(i)(iii) above to the holders of Series A Preferred Stock.

(v)                              In order to exercise the Change of Control Conversion Right, a holder of Series A Preferred Stock shall be required to deliver, on or before the close of business on the Change of Control Conversion Date, the certificates representing the shares of Series A Preferred Stock, to the extent such shares are certificated, to be converted, duly endorsed for transfer, together with a written conversion notice completed, to the Company’s transfer agent.  Such notice shall state:  (A) the relevant Change of Control Conversion Date; (B) the number of shares of Series A Preferred Stock to be converted; and (C) that the shares of Series A Preferred Stock are to be converted pursuant to the applicable terms of the Series A Preferred Stock.  Notwithstanding the foregoing, if the shares of

Series A Preferred Stock are held in global form, such notice shall comply with applicable procedures of The Depository Trust Company (“DTC”).

(vi)                          Holders of Series A Preferred Stock may withdraw any notice of exercise of a Change of Control Conversion Right (in whole or in part) by a written notice of withdrawal delivered to the Company’s transfer agent prior to the close of business on the Business Day prior to the Change of Control Conversion Date.  The notice of withdrawal must state:  (A) the number of withdrawn shares of Series A Preferred Stock; (B) if certificated shares of Series A Preferred Stock have been issued, the certificate numbers of the withdrawn shares of Series A Preferred Stock; and (C) the number of shares of Series A Preferred Stock, if any, which remain subject to the conversion notice.  Notwithstanding the foregoing, if the shares of Series A Preferred Stock are held in global form, the notice of withdrawal shall comply with applicable procedures of DTC.

(vii)                      Shares of Series A Preferred Stock as to which the Change of Control Conversion Right has been properly exercised and for which the conversion notice has not been properly withdrawn shall be converted into the applicable Conversion Consideration in accordance with the Change of Control Conversion Right on the Change of Control Conversion Date, unless, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem such shares of Series A Preferred Stock, whether pursuant to its Optional Redemption Right or Special Optional Redemption Right.  If the Company elects to redeem shares of Series A Preferred Stock that would otherwise be converted into the applicable Conversion Consideration on a Change of Control Conversion Date, such shares of Series A Preferred Stock shall not be so converted and the holders of such shares shall be entitled to receive, on the applicable redemption date, $25.00 per share, plus any accumulated and unpaid dividends thereon to, but not including, the redemption date.

(viii)                  The Company shall deliver the applicable Conversion Consideration no later than the third Business Day following the Change of Control Conversion Date.

(ix)                          Notwithstanding anything to the contrary contained herein, no holder of shares of Series A Preferred Stock will be entitled to convert such shares of Series A Preferred Stock into shares of Common Stock to the extent that receipt of such shares of Common Stock would cause any Person to Beneficially Own shares of Common Stock in excess of the Ownership Limits.

(j)                                  Restriction on Transfer, Acquisition and Redemption of Shares.  The Series A Preferred Stock is subject to the provisions of this Section 5(j) of Article V.

(i)                                  ~~Section 1.~~ Definitions. For the purposes of this Article ~~VIII~~V, Section 5(j), the following terms shall have the following meanings:

“~~Beneficial Ownership” shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock under Section 542(a)(2) of the Code either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns,” “Beneficially Own” and “Beneficially Owned” shall have the correlative meanings.~~

~~“Beneficiary” shall mean the beneficiary of the Trust as determined pursuant to Section 15 of this Article VIII.~~

~~“Equity Stock” shall mean any class of stock of the Company.”Existing Holder~~EXISTING HOLDER” shall mean:  (i) any Series A Person who is, or would be, upon the exchange of any security of the Company, the Series A Beneficial Owner of Equity Stock in excess of the Series A Ownership Limit both upon and immediately after the closing of the Initial Public Offering, so long as, but only so long as, such Series A Person Series A Beneficially Owns, or would Series A Beneficially Own, upon the exchange of any security of the Company, Equity Stock in excess of the Series A Ownership Limit; and (ii) any Series A Person to whom an Existing Holder Series A Transfers, subject to the limitations provided in this Article ~~VIII~~V, Section 5(j) Series A Beneficial Ownership of Equity Stock causing such transferee to Series A Beneficially Own Equity Stock in excess of the Series A Ownership Limit.

“~~Existing Holder Limit~~EXISTING HOLDER LIMIT” (i) for any Existing Holder who is an Existing Holder by virtue of clause (i) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Stock Series A Beneficially Owned or which would be Series A Beneficially Owned upon the exchange of any security of the Company by such Existing Holder upon and immediately after the date of the closing of the Initial Public Offering and, after any adjustment pursuant to Section ~~9~~5(j)(ix) of this Article ~~VIII~~V, shall mean such percentage of the outstanding Equity Stock as so adjusted; and (ii) for any Existing Holder who becomes an Existing Holder by virtue of clause (ii) of the definition thereof, shall mean, initially, the percentage of the outstanding Equity Stock Series A Beneficially Owned by such Existing Holder at the time that such Existing Holder becomes an Existing Holder but in no event shall such percentage be greater than the Existing Holder Limit for the Existing Holder who Series A Transfers Series A Beneficial Ownership of the Equity Stock or, in the case of more than one transferor, in no event shall such percentage be greater than the smallest Existing Holder Limit of any transferring Existing Holder, and, after any adjustment pursuant to Section ~~9~~5(j)(ix) of this Article ~~VIII~~V, shall mean such percentage of the outstanding Equity Stock as so adjusted. From the date of the Initial Public Offering and until the Series A Restriction Termination Date, the Secretary of the Company shall maintain and, upon request, make available to each Existing Holder, a schedule which sets forth the then current Existing Holder Limits for each Existing Holder.

“~~Initial Public Offering~~INITIAL PUBLIC OFFERING” means the sale of shares of Common Stock in a public offering pursuant to the Company’s first effective registration statement for such Common Stock filed under the Securities Act of 1933, as amended.

“~~Ownership Limit~~SERIES A BENEFICIAL OWNERSHIP” shall mean ownership of Equity Stock by a Person who would be treated as an owner of such Equity Stock under Section 542(a)(2) of the Code either directly or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Series A Beneficial Owner,” “Series A Beneficially Owns,” “Series A Beneficially Own” and “Series A Beneficially Owned” shall have the correlative meanings.

“SERIES A BENEFICIARY” shall mean the beneficiary of the Series A Trust as determined pursuant to Section 5(j)(xv) of this Article V.

“SERIES A OWNERSHIP LIMIT” shall initially mean 9.8%, in number of shares or value, of the outstanding Equity Stock of the Company, and after any adjustment as set forth in Section ~~10~~5(j)(x) of this Article ~~VIII~~V, shall mean such greater percentage of the outstanding Equity Stock as so adjusted. The number and value of shares of the outstanding Equity Stock of the Company shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

“~~Person~~SERIES A PERSON” shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter which participated in a public offering of the Equity Stock for a period of 90 days following the purchase by such underwriter of the Equity Stock.

“~~Purported Beneficial Transferee~~SERIES A PURPORTED BENEFICIAL TRANSFEREE” shall mean, with respect to any purported Series A Transfer which results in Excess Stock as defined in Section ~~3~~5(j)(iii) of this Article ~~VIII~~V, the purported beneficial transferee for whom the Series A Purported Record Transferee would have acquired shares of Equity Stock, if such Series A Transfer had been valid under Section ~~2~~5(j)(ii) of this Article ~~VIII~~V.

“~~Purported Record Transferee~~SERIES A PURPORTED RECORD TRANSFEREE” shall mean, with respect to any purported Series A Transfer which results in Excess Stock as defined below in Section ~~3~~5(j)(iii) of this Article ~~VIII~~V, the purported record transferee of the Equity Stock who would have acquired such record ownership of shares of Equity Stock if such Series A Transfer had been valid under Section ~~2~~5(j)(ii) of this Article ~~VIII~~V.

“~~Restriction Termination Date~~SERIES A RESTRICTION TERMINATION DATE” shall mean the first day after the date of the Initial

Public Offering on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT.

“~~Transfer~~SERIES A TRANSFER” shall mean any sale, issuance, transfer, gift, assignment, devise or other disposition of Equity Stock (including:  (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Equity Stock; (ii) the sale, transfer, assignment of other disposition of any securities or rights convertible into or exchangeable for Equity Stock, but excluding the exchange of any security of the Company for Equity Stock; (iii) any transfer or other disposition of any interest in Equity Stock (as a result of a change in the marital status of the holder thereof), whether voluntary or involuntary, whether of record or beneficially (including but not limited to transfers of interests in other entities which result in changes in beneficial ownership of Equity Stock) and whether by operation of law or otherwise; and (iv) the issuance by the Company of Equity Stock.  The terms “Series A Transfers” and “Series A Transferred” shall have the correlative meanings.

“~~Trust~~SERIES A TRUST” shall mean the trust created pursuant to Section ~~15~~5(j)(xv) of this Article ~~VIII~~V.

“~~Trustee~~SERIES A TRUSTEE” shall mean the Company as trustee for the Series A Trust, and any successor trustee appointed by the Company.

(ii)        ~~Section 2.~~ Ownership Limitation.

(A)       ~~(a)~~ Subject to Section ~~20~~5(j)(xx) of this Article ~~VIII~~V, except as provided in Section ~~12~~5(j)(x) of this Article ~~VIII~~V, from the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, no Series A Person (other than an Existing Holder) shall Series A Beneficially Own shares of Equity Stock in excess of the Series A Ownership Limit and no Existing Holder shall Series A Beneficially Own shares of Equity Stock in excess of the Existing Holder Limit for such Existing Holder.

(B)       ~~(b)~~ Subject to Section ~~20~~5(j)(xx) of this Article ~~VIII~~V, except as provided in Sections ~~9~~5(j)(ix) and ~~12~~5(j)(xii) of this Article ~~VIII~~V, from the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, any Series A Transfer that, if effective, would result in any Series A Person (other than an Existing Holder) Series A Beneficially Owning Equity Stock in excess of the Series A Ownership Limit shall be void ab initio as to the Series A Transfer of such shares of Equity Stock which would be otherwise Series A Beneficially Owned by such Series A Person in excess of the Series A Ownership Limit; and the intended transferee shall acquire no rights in such shares of Equity Stock.

(C)       ~~(c)~~ Subject to Section ~~20~~5(j)(xx) of this Article ~~VIII~~V, except as provided in Sections ~~9~~5(j)(ix) and ~~12~~5(j)(xii) of this Article ~~VIII~~V, from the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, any Series A Transfer that, if effective, would result in any Existing Holder Series A Beneficially Owning Equity Stock in excess of the applicable Existing Holder Limit shall be void ab initio as to the Series A Transfer of such shares of Equity Stock which would be otherwise Series A Beneficially Owned by such Existing Holder in excess of the applicable Existing Holder Limit; and such Existing Holder shall acquire no rights in such shares of Equity Stock.

(D)       ~~(d)~~ Subject to Section ~~20~~5(j)(xx) of this Article ~~VIII~~V, except as provided in ~~Section 12~~Sections 5(j)(ix) and 5(j)(xii) of this Article ~~VIII~~V, from the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, any Series A Transfer that, if effective, would result in the Equity Stock being beneficially owned (as provided in Section 856(a) of the Code) by less than 100 Series A Persons (determined without reference to any rules of attribution) shall be void ab initio as to the Series A Transfer of such shares of Equity Stock which would be otherwise beneficially owned (as provided in Section 856(a) of the Code) by the transferee; and the intended transferee shall acquire no rights in such shares of Equity Stock.

(E)       ~~(e)~~ Subject to Section ~~20 of this Article VIII, from the date of the Initial Public Offering and prior to the Restriction Termination Date, any~~5(j)(xx) of this Article V, except as provided in Sections 5(j)(ix) and 5(j)(xii) of this Article V, any Series A Transfer that, if effective, would result in the Company being “closely held” within the meaning of Section 856(h) of the Code or would otherwise result in the Company failing to qualify as a REIT (including, but not limited to, a Series A Transfer or other event that would result in the Company owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code), shall be void ab initio as to the Series A Transfer of the shares of Equity Stock which would cause the Company (i) to be “closely held” within the meaning of Section 856(h) of the Code; or (ii) otherwise to fail to qualify as a REIT, as the case may be; and the intended transferee shall acquire no rights in such shares of Equity Stock.

(iii)       ~~Section 3.~~ Excess Stock.

(A)       ~~(a)~~ If, notwithstanding the other provisions contained in this Section 5(j) of Article ~~VIII~~V, at any time after the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, there is a purported Series A Transfer or other change in the capital structure of the Company such that any Series A Person would Series A

Beneficially Own Equity Stock in excess of the applicable Series A Ownership Limit or Existing Holder Limit, then, except as otherwise provided in Sections ~~9~~5(j)(ix) and ~~12~~5(j)(xii) of this Article ~~VIII~~V, such shares of Equity Stock in excess of such Series A Ownership Limit or Existing Holder Limit (rounded up to the nearest whole share) shall constitute “Excess Stock” and be treated as provided in this Section 5(j) of Article ~~VIII~~V. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Series A Transfer or change in capital structure.

(B)       ~~(b)~~ If, notwithstanding the other provisions contained in this Section 5(j) of Article ~~VIII~~V, at any time after the date of the Initial Public Offering and prior to the Series A Restriction Termination Date, there is a purported Series A Transfer or other change in the capital structure of the Company which, if effective, would cause the Company to become “closely held” within the meaning of Section 856(h) of the Code, then the shares of Equity Stock being Series A Transferred which would cause the Company to be “closely held” within the meaning of Section 856(h) of the Code (rounded up to the nearest whole share) shall constitute Excess Stock and be treated as provided in this Section 5(j) of Article ~~VIII~~V. Such designation and treatment shall be effective as of the close of business on the business day prior to the date of the purported Series A Transfer or change in capital structure.

(iv)       ~~Section 4.~~ Prevention of Series A Transfer.  Subject to Section ~~20~~5(j)(xx) of this Article ~~VIII~~V, if the Board of Directors or its designee shall at any time determine in good faith that a purported Series A Transfer has taken place in violation of Section ~~2~~5(j)(ii) of this Article ~~VIII~~V, or that a Series A Person intends to acquire Series A Beneficial Ownership (determined without reference to any rules of attribution) or Series A Beneficial Ownership of any shares of stock of the Company in violation of Section ~~2~~5(j)(ii) of this Article ~~VIII~~V, the Board of Directors or its designee shall take such action as it deems advisable to enforce this Section 5(j) of Article ~~VIII~~V by refusing to give effect to or to prevent such proposed or purported Series A Transfer, including, but not limited to, refusing to give effect to any purported Series A Transfer on the books of the Company or instituting proceedings to enjoin any proposed Series A Transfer; provided, however, that any purported Series A Transfers in violation of Sections ~~2~~5(j)(ii)~~,~~ (~~iii~~B), (~~iv~~C), (D) and (~~v~~E) of this Article ~~VIII~~V shall automatically result in the designation and treatment described in Section ~~3~~5(j)(iii) of this Article ~~VIII~~V, irrespective of any action (or non-action) by the Board of Directors.

(v)        ~~Section 5.~~ Notice to the Company. Any Series A Person who purports to acquire shares in violation of Section ~~2~~5(j)(ii) of this Article ~~VIII~~V, or any Series A Person who is a Series A Purported Beneficial Transferee or a Series A Purported Record Transferee such that Excess Stock results under Section ~~3~~5(j)(iii) of this Article ~~VIII~~V, shall immediately give notice to the Company or, in the event of a proposed Series A Transfer, give at least 15 days prior written notice to the Company of such proposed Series A Transfer and in either event, shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such purported or proposed Series A Transfer on the Company’s status as a REIT.

(vi)       ~~Section 6.~~ Information for the Company. From the date of the Initial Public Offering and prior to the Series A Restriction Termination Date:

(A)       ~~(a)~~ Every Series A Beneficial Owner of more than 9.8% (or such other percentage, between 0.5% and 9.8%, as provided in the income tax regulations promulgated under the Code) of the number or value of outstanding shares of Equity Stock of the Company shall, within 30 days after January 1 of each year, give written notice to the Company stating the name and address of such Series A Beneficial Owner, the number of shares Series A Beneficially Owned, and a description of how such shares are held. Each such Series A Beneficial Owner shall provide to the Company such additional information as the Company may reasonably request in order to determine the effect, if any, of such Series A Beneficial Ownership on the Company’s status as a REIT.

(B)       ~~(b)~~ Each Series A Person who is a Series A Beneficial Owner of Equity Stock and each Series A Person (including the stockholder of record) who is holding Equity Stock for a Series A Beneficial Owner shall provide to the Company such information that the Company may reasonably request in order to determine the Company’s status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance.

(vii)      ~~Section 7.~~ Other Action by the Board. Nothing contained in this Section 5(j) of Article ~~VIII~~V, shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders by preservation of the Company’s status as a REIT.

(viii)     ~~Section 8.~~ Ambiguities. In the case of an ambiguity in the application of any of the provisions of this Section 5(j) of Article ~~VIII~~V, including any definition contained in Section ~~1,~~5(j)(i) of this Article V, the Board of Directors shall have the power to determine the application of the provisions of this Section 5(j) of Article ~~VIII~~V, with respect to any situation based on the facts known to it.

(ix)       ~~Section 9.~~ Modification of Existing Holder Limits. The Existing Holder Limits may be modified as follows:

(A)       ~~(a)~~ Subject to the limitations provided in Section ~~11~~5(j)(xi) of this Article ~~VIII~~V, the Board of Directors of the Company may grant stock options which result in Series A Beneficial Ownership of Equity Stock by an Existing Holder pursuant to a stock option plan approved by the Board of Directors and/or the stockholders of the Company. Any such grant shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section ~~11~~5(j)(xi) of this Article ~~VIII~~V to permit the Series A Beneficial Ownership of the shares of Equity Stock issuable upon the exercise of such stock option.

(B)       ~~(b)~~ Subject to the limitations provided in Section ~~11~~5(j)(xi) of this Article ~~VIII~~V, an Existing Holder may elect to participate in a dividend reinvestment program approved by the Board of Directors of the Company which results in Series A Beneficial Ownership of Equity Stock by such participating Existing Holder wherein those Existing Holders holding Equity Stock are entitled to purchase additional Equity Stock.  Any such participation shall increase the Existing Holder Limit for the affected Existing Holder to the maximum extent possible under Section ~~11~~5(j)(xi) of this Article V to permit Series A Beneficial Ownership of the shares of Equity Stock acquired as a result of such participation.

(C)       ~~(c)~~ The Board of Directors will reduce the Existing Holder Limit for any Existing Holder after any Series A Transfer permitted in this Section 5(j) of Article ~~VIII~~V by such Existing Holder by the percentage of the outstanding Equity Stock so Series A Transferred or after the lapse (without exercise) of a stock option described in Section ~~9~~5(~~i~~j)(ix)(A) of this Article ~~VIII~~V by the percentage of the Equity Stock that the stock option, if exercised, would have represented, but in either case no Existing Holder Limit shall be reduced to a percentage which is less than the Series A Ownership Limit.

(D)       ~~(d)~~  Subject to the limitations provided in Section ~~11~~5(j)(xi) of this Article ~~VIII~~V, the Board of Directors may grant a waiver of the Series A Ownership Limit of Existing Holder Limit pursuant to Section ~~12~~5(j)(xii) of this Article ~~VIII~~V. Any such waiver shall increase (or create) the Existing Holder Limit for such Series A Person to the extent of the waiver of the proposed or purported Series A Transfer.

(x)        ~~Section 10.~~ Increase in Series A Ownership Limit. Subject to the limitations provided in Section ~~11~~5(j)(xi) of this Article ~~VIII~~V and Section ~~6~~5(j)(vi) of Article ~~VIII~~V, the Board of Directors may from time to time increase or decrease the Series A Ownership Limit; provided, however, that any decrease may only be made prospectively as to subsequent holders other than a decrease as a result of a retroactive change in existing law, in which case such decrease shall be effective immediately.

(xi)       ~~Section 11.~~ Limitations on Changes in Existing Holder and Series A Ownership Limits.

(A)       ~~(a)~~ Neither the Series A Ownership Limit nor any Existing Holder Limit may be increased (nor may any additional Existing Holder be created) if, after giving effect to such increase (or creation), five Series A Beneficial Owners of Common Stock (including all of the then Existing Holders) could Series A Beneficially Own, in the aggregate, more than 50.0% in number or value of the outstanding shares of Equity Stock.

(B)       ~~(b)~~ Prior to the modification of any Existing Holder Limit or Series A Ownership Limit pursuant to Section ~~9~~5(j)(ix) or ~~10~~5(j)(x) of this Article ~~VIII~~V, the Board of Directors of the Company may require such opinions of counsel, affidavits, undertakings or agreements as it may deem necessary or advisable in order to determine or ensure the Company’s status as a REIT.

(C)       ~~(c)~~ No Existing Holder Limit shall be reduced to a percentage which is less than the Series A Ownership Limit.

(xii)      ~~Section 12.~~ Waivers by Board. The Board of Directors, upon receipt of a ruling from the Internal Revenue Service or an opinion of counsel or other evidence satisfactory to the Board of Directors and upon at least 15 days written notice from a transferee of a purported Series A Transfer or a proposed Series A Transfer which, if consummated, would result in the intended transferee Series A Beneficially Owning shares in excess of Series A Ownership Limit or Existing Holder Limit, as the case may be, and upon such other conditions as the Board of Directors may direct, may waive the Series A Ownership Limit or the Existing Holder Limit, as the case may be with respect to such transferee.

(xiii)     ~~Section 13.~~ Legend. Each certificate for shares ~~of~~ Equity Stock shall bear substantially the following legend:

The securities represented by this certificate are subject to restrictions on transfer for the purpose of the Company’s maintenance of its status as a real estate investment trust under the Internal Revenue Code of 1986, as amended. Except as otherwise provided pursuant to these Articles of the Company, no Series A Person may Series A Beneficially Own shares of Equity Stock in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Company) of the number or value of the outstanding Equity Stock of the Company (unless such Series A Person is an Existing Holder). Any Person who purports or proposes to Series A Beneficially Own shares of Equity Stock in excess of 9.8% (or such greater percentage as may be determined by the Board of Directors of the Company) of the number or value of the outstanding Equity Stock of the Company (unless such Series A Person is an Existing Holder) is in violation of the restrictions on transfer and any securities so transferred shall be designated as Excess Stock and held in trust by the Company. Any Series A Person who purports or proposes to Series A Beneficially Own shares of Equity Stock in excess of the above limitations must notify the Company in writing immediately, in the case of a purported Series A Transfer, and at least 15 days prior to a proposed Series A Transfer. All capitalized terms in this legend have the meanings defined in these Articles of the Company, a copy of which, including the restrictions on transfer, will be sent without charge to each stockholder who so requests. If the restrictions on transfer are violated, the securities represented hereby will be designated and treated as shares of Excess Stock which will be held in trust by the Company.

(xiv)     ~~Section 14.~~ Severability. If any provision of this Section 5(j) of Article ~~VIII~~V or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall be affected only to the extent necessary to comply with the determination of such court.

(xv)      ~~Section 15.~~ Series A Trust for Excess Stock. Upon any purported Series A Transfer that results in Excess Stock pursuant to Section ~~3~~5(j)(iii) of this Article ~~VIII~~V, such Excess Stock shall be deemed to have been transferred to the Company, as Series A Trustee of a Series A Trust for the benefit of such Series A Beneficiary or Series A Beneficiaries to whom an interest in such Excess Stock may later be transferred pursuant to Section ~~18~~5(j)(xviii) of this Article ~~VIII~~V. Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Company. The Series A Purported Record Transferee shall have no rights in such Excess Stock except the right to designate a Series A Beneficiary of an interest in the Series A Trust (representing the number of shares of Excess Stock held by the Series A Trust attributable to a purported Series A Transfer that resulted in the Excess Stock upon the terms specified in Section ~~18~~5(j)(xviii) of this Article ~~VIII~~V. The Series A Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section ~~18~~5(j)(xviii) of this Article ~~VIII~~V.

(xvi)     ~~Section 16.~~ No Distributions for Excess Stock. The holder of any Excess Stock or any beneficiary of the Series A Trust established pursuant to Section ~~15~~5(j)(xv) of this Article ~~VIII~~V shall not be entitled to any distributions (whether as dividends or as distributions upon liquidation, dissolution or winding up). Any dividend or distribution paid prior to the discovery by the Company that the shares of Equity Stock have been Series A Transferred so as to be deemed Excess Stock shall be repaid to the Company upon demand.

(xvii)    ~~Section 17.~~ No Voting Rights for Excess Stock. The Series A Purported Record Transferee of shares of Excess Stock shall not be entitled to vote on any matter with respect to those shares of Excess Stock.

(xviii)   ~~Section 18.~~ Non-Transferability of Excess Stock. Excess Stock shall not be transferable. The Series A Purported Record Transferee may freely designate a Series A Beneficiary of an interest in the Series A Trust (representing the number of shares of Excess Stock held by the Series A Trust attributable to a purported Series A Transfer to a purported Series A Record Transferee that resulted in the Excess Stock), if:  (i) the shares of Excess Stock held in the Series A Trust would not be Excess Stock in the hands of such Series A Beneficiary; and (ii) the Series A Purported Beneficial Transferee does not receive a price for designating such Series A Beneficiary that reflects a price per share for such Excess Stock that exceeds (a) the price per share such Series A Purported Beneficial Transferee paid for the Equity Stock in the purported Series A Transfer that resulted in the Excess Stock, or (b) if the Series A Purported Beneficial Transferee did not give value for such Excess Stock (through a gift, devise or other transaction), a price per share equal to the Market Price for the shares of the Excess Stock on the date of the purported Series A Transfer that resulted in the Excess Stock. Upon such transfer of an interest in the Trust, the corresponding shares of Excess Stock in the Series A Trust shall be automatically exchanged for an equal number of shares of Equity Stock and such shares of Equity Stock shall be transferred of record to the transferee of the interest in the Series A Trust if such shares of Equity Stock would not be Excess Stock in the hands of such transferee. Prior to any transfer of any interest in the Series A Trust, the Series A Purported Record Transferee must give advance notice to the Company of the intended transfer and the Company must have waived in writing its purchase rights under Section ~~19~~5(j)(xix) of this Article ~~VIII~~V.

Notwithstanding the foregoing, if a Series A Purported Beneficial Transferee receives a price for designating a Series A Beneficiary of an interest in the Series A Trust that exceeds the amounts allowable under this Section ~~18~~5(j)(xviii) of this Article ~~VIII~~V, such Series A Purported Beneficial Transferee shall pay, or cause such Series A Beneficiary to immediately pay, such excess to the Company.  If any of the foregoing restrictions on transfer of Excess Stock are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then the Series A Purported Record Transferee may be deemed, at the option of the Company, to have acted as an agent of the Company in acquiring such Excess Stock and to hold such Excess Stock on behalf of the Company.

(xix)     ~~Section 19.~~ Call by Company on Excess Stock. Shares of Excess Stock shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of:  (i) the price per share in the transaction that created such Excess Stock (or, in the case of a devise or gift, the Market Price at the time of such devise or gift); and (ii) the Market Price of the Equity Stock to which such Excess Stock relates on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer for a period of 90 days after the later of:  (i) the date of the Series A Transfer which resulted in such Excess Stock; and (ii) the date the Board of Directors determines in good faith that a Series A Transfer resulting in Excess Stock has occurred, if the Company does not receive a notice of such Series A Transfer pursuant to Section 5(j)(v) of this Article ~~VIII~~V but in no event later than a permitted Series A Transfer pursuant to and in compliance with the terms of Section ~~18~~5(j)(xviii) of this Article ~~VIII~~V.

(xx)      ~~Section 20.~~ Settlement.  Nothing in this Section 5(j) of Article ~~VIII~~V shall preclude the settlement of any transaction entered into through the facilities of the ~~New York Stock Exchange~~NYSE or any other national securities exchange or automated inter-dealer quotation system.

~~Article IX~~
~~INVESTMENT RESTRICTIONS~~

~~The investment policies set forth in this Article IX shall be approved by a majority of the Independent Directors. Subject to the restrictions contained herein, such Independent Directors may alter the investment policies if they determine that such change is in the best interests of the Company. The Company shall not make investments in:  (i) any foreign currency or bullion; (ii) short sales; and (iii) any security in any entity holding investments or engaging in activities prohibited by these Articles.~~

~~In addition to other investment restrictions imposed by the Directors from time to time consistent with the Company’s objective to qualify as a REIT, the Company will observe the following restrictions on its investments.~~

Section 6.        Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to these Articles or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Company shall have any preemptive right to purchase or subscribe for any additional shares of the stock of the Company or any other security of the Company that the Company may issue or sell.

ARTICLE VI
BOARD OF DIRECTORS

Section 1.        Number and Classification.  The number of Directors of the Company shall be set by or determined in the manner provided in the Bylaws of the Company as amended (the “Bylaws”) but shall never be less than the minimum number required by the MGCL.  There are currently [  ] Directors and the names of the Directors currently in office, who shall serve until their successors are duly elected and qualify are:

[  ]

Section 2.        Authorization by Board of Stock Issuance. The Board of Directors of the Company may authorize the issuance from time to time of shares of its stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles or the Bylaws or under Maryland Law.

Section 3.        Indemnification.

(a)        ~~Not more than 10% of the Company’s total assets will be invested in unimproved real property or mortgage loans on unimproved real property.  For purposes of this paragraph, “unimproved real properties” does not include properties under construction, under contract for development or plan for development within one year;~~To the maximum extent permitted by Maryland law in effect from time to time, the Company shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Company and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Director or officer of the Company and at the request of the Company, serves or has served as a Director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each an “Indemnified Party”).  The rights to indemnification and advance of expenses provided by these Articles shall vest immediately upon election of a Director or officer.  The Company may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Company in any of the capacities described in (a) or (b) above and to any employee or agent of the Company or a predecessor of the Company.  The indemnification and payment or reimbursement of expenses provided in these Articles shall not be deemed exclusive of or limit in any way other rights to which any Indemnified Party may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise..

(b)        ~~The Company may not invest in commodities or commodity future contracts. Such limitation is not intended to apply to interest rate futures, when used solely for hedging purposes;~~The Company shall have the power to purchase and maintain insurance on behalf of an Indemnified Party against any liability asserted which was incurred in any such capacity with the Company or arising out of such status. Nothing contained herein shall constitute a waiver by any Indemnified Party of any right which he, she or it may have against any party under federal or state securities laws.

(c)        ~~The Company shall not invest in or make mortgage loans unless an appraisal is obtained concerning the underlying property. Mortgage indebtedness on any property shall not exceed such property’s appraised value. In cases in which the majority of Independent Directors so determine, and in all cases in which the mortgage loan involves the Directors or any Affiliates, such appraisal must be obtained from an Independent Expert concerning the underlying property. The appraisal shall be~~

~~maintained in the Company’s records for at least five years, and shall be available for inspection and duplication by any Stockholder. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or condition of the title must be obtained. The Company may not invest in real estate contracts of sale otherwise known as land sale contracts;~~No amendment of these Articles or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

~~(d)       The Company may not make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria provided that such loans would in no event exceed the appraised value of the property at the date of the loans;~~

~~(e)        The Company may not make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of any Director or Affiliates thereof;~~

~~(f)        The Company shall not invest in equity securities unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approves the transaction as being fair, competitive and commercially reasonable.  Investments in entities affiliated with any Directors or Affiliates thereof are subject to the restrictions on joint venture investments.  Notwithstanding these restrictions, the Company may purchase its own securities, when traded on a secondary market or on a national securities exchange or market, if a majority of the Directors (including a majority of the Independent Directors) determine such purchase to be in the best interests of the Company;~~

~~(g)        The Company shall not issue:  (i) redeemable equity securities;(ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known charges is sufficient to properly service the higher level of debt; (iii) options or warrants to purchase Shares to any Directors, or their Affiliates except on the same terms as sold to the general public, provided that the Company may issue options or warrants to persons not affiliated with the Company at exercise prices not less than the fair market value of such securities on the date of grant and for consideration (which may include securities that in the judgment of the Independent Directors have a market value not less than the value of such option on the date of grant); options or warrants issuable to Directors or Affiliates thereof shall not exceed an amount equal to ten percent (10%) of the outstanding Shares on the date of grant of any options or warrants; or (d) issue Shares on a deferred payment basis or similar arrangement;~~

~~(h)        To the extent the Company invests in real property, a majority of the Directors shall determine the consideration paid for such real property, based on the fair market value of the property. If a majority of the Independent Directors determine, or if the real property is acquired from any Director, or Affiliates thereof, such fair market~~

~~value shall be determined by a qualified independent real estate appraiser selected by the Independent Directors;~~

~~(i)         The Company may not invest in indebtedness (herein called “Junior Debt”) secured by a mortgage on real property which is subordinate to the lien of other indebtedness (herein called “Senior Debt”), except where the amount of such Junior Debt, plus the outstanding amount of the Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such investments of the Company (as shown on the books of the Company in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Company’s tangible assets. The value of all investments in Junior Debt of the Company which does not meet the aforementioned requirements would be limited to 10% of the Company’s tangible assets (which would be included within the 25% limitation);~~

~~(j)         Engage in trading, as compared with investment activities; and~~

~~(k)        Engage in underwriting or the agency distribution of securities issued by others.~~

~~Article X~~
~~ACCESS TO RECORDS~~

~~Any Stockholder and any designated representative thereof shall be permitted access to all records of the Company at all reasonable times, and may inspect and copy any of them for the purposes specified below. Inspection of the Company’s books and records by a state securities administrator shall be provided upon reasonable notice and during normal business hours. In addition, an alphabetical list of names, addresses and business telephone numbers of the Stockholders of the Company along with the number of Shares held by each of them (the “Stockholder List”) shall be maintained and updated quarterly as part of the books and records of the Company and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the business office of the Company upon the request of the Stockholder. A copy of the Stockholder List shall be mailed to any Stockholder requesting the Stockholder List within ten days of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). The Company may impose a reasonable charge for expenses incurred in reproducing such list. The permitted purposes for which a Stockholder may request a copy of the Stockholder List include, without limitation, matters relating to Stockholders’ voting rights under these Articles and the exercise of Stockholders’ rights under federal proxy laws. If the Directors of the Company neglect or refuse to exhibit, produce or mail a copy of the Stockholder List as requested in accordance with and as required by applicable law and these Articles, the Directors shall be liable to any Stockholder requesting the Stockholder List, for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense to such liability that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure such list of Stockholders or other information for the purpose of selling such Stockholder List or copies thereof, or of~~

~~using the same for a commercial purpose or other purpose not in the interest of the applicant as a Stockholder relative to the affairs of the Company. The Company may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Company. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.~~

~~Article XI~~
~~REPORTS AND MEETINGS~~

~~Each year, within 120 days after the close of its fiscal year, an annual report of the Company will be submitted to each Stockholder concerning its operations for each prior fiscal year ending after the Initial Public Offering which contains financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants. The annual report shall also include:  (i) the ratio of the costs of raising capital during the period to the capital raised; (ii) the Total Operating Expenses of the Company stated as a percentage of Average Invested Assets and as a percentage of Net Income; (iii) a report from the Independent Directors that the policies being followed by the Company are in the best interests of the Stockholders, and the basis for such determination; and (iv) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Company, the Directors and any Affiliates thereof occurring in the year for which the annual report is made. Independent Directors shall examine and comment in the annual report on the fairness of all transactions involving the Company. The annual report shall be mailed or delivered to each Stockholder as of a record date after the end of such fiscal year. There shall be an annual meeting of the Stockholders of the Company upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report, but within six months after the end of each fiscal year. The Directors, including the Independent Directors, are required to take reasonable steps to insure that the requirements of this Article XI are met.~~

~~Article XII~~
~~CONVERSION TRANSACTIONS~~

~~Notwithstanding any provision to the contrary in these Articles, and subject to the restrictions on Roll-Ups described in Article XIII, Stockholders representing 66% in interest of the Shares and all the Independent Directors must approve certain exchange offers, mergers, consolidations or similar transactions involving the Company in which the Stockholders receive securities in a surviving entity having a substantially longer duration or materially different investment objectives and policies, or that provides significantly greater compensation to management from that which is described in the Prospectus, except for any such transaction effected because of changes in applicable law, or to preserve tax advantages for a majority in interest of the Stockholders. Standards such as “substantially longer life,” “materially different investment objectives and policies” or “provides significantly greater compensation to management” are not defined and their application will be resolved by the Directors (a majority of whom are independent).~~

~~Article XIII~~
~~ROLL-UPS~~

Section 4.        Reserved Powers of Board of Directors. The enumeration and definition of particular powers of the Board of Directors included in these Articles shall not be construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the MGCL as now or hereafter in force.

Section 5.        Determinations by Board of Directors. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors, shall be final and conclusive and shall be binding upon the Company and every holder of shares of its stock:  (i) the amount of the net income of the Company for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; (ii) the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; (iii) the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); (iv) any interpretation or resolution of any ambiguity with respect to any provision of these Articles (including the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of Equity Stock) or the Bylaws; (v) the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Company or of any Equity Stock; (vi) the number of shares of any class; (vii) any matter relating to the acquisition, holding and disposition of any assets by the Company; (viii) any matter relating to the qualification of the Company as a REIT or election of a different tax status for the Company; (ix) any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization; or (x) any other matter relating to the business and affairs of the Company or required or permitted by applicable law, these Articles, the Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination.

Section 6.        REIT Qualification. The Board of Directors shall use its reasonable best efforts to cause the Company to qualify for U.S. federal income tax treatment in accordance with the provisions of the Code applicable to a REIT. In furtherance of the foregoing, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary, and may take such actions as in its sole judgment and discretion are desirable, to preserve the status of the Company as a REIT; provided, however, that if a majority of the Board of Directors determines that it is no longer in the best interest of the Company to continue to qualify as a REIT, the Board of Directors may revoke or otherwise terminate the Company’s REIT election pursuant to Section 856(g) of the Code.  The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification.

Section 7.        Authorization by Board of Stock Issuance.  The Board of Directors may authorize the issuance from time to time of shares of stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in these Articles or the Bylaws.

ARTICLE VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 1.        ~~Appraisal. An appraisal of all of the Company’s assets shall be obtained from an Independent Expert. The appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity and shall be filed with the Securities and Exchange Commission and the state regulatory commissions as an exhibit to the registration statement for the offering of the Roll-Up Entity’s Shares. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933, as amended, and comparable provisions under state laws for any material misrepresentations or material omissions in the appraisal. The Company’s assets shall be appraised in a consistent manner. The appraisal shall: (a) be based on an evaluation of all relevant information; (b) indicate the value of the Company’s assets as of a date immediately prior to the announcement of the proposed Roll-Up transaction; and (c) assume an orderly liquidation of the Company’s assets over a12-month period.  The terms of the engagement of the Independent Expert shall clearly state that the engagement is for the benefit of the Company and its Stockholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Stockholders in connection with the proposed Roll-Up.~~Definitions.  For the purpose of this Article VII only, the following terms shall have the following meanings:

“AGGREGATE STOCK OWNERSHIP LIMIT” means 9.8% in value of the aggregate of the outstanding shares of Equity Stock, or such other percentage determined by the Board of Directors in accordance with Article VII, Section 2(f) hereof.

“BENEFICIAL OWNERSHIP” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code; provided, however, that in determining the number of shares Beneficially Owned by a Person, no share shall be counted more than once.  Whenever a Person Beneficially Owns shares of Equity Stock that are not actually outstanding (e.g., shares issuable upon the exercise of an option or the conversion of a convertible security) (“Option Shares”), then, whenever this Article requires a determination of the percentage of outstanding shares of a class of Equity Stock Beneficially Owned by such Person, the Option Shares Beneficially Owned by such Person shall also be deemed to be outstanding.  The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have correlative meanings.

“BENEFICIARY” means one or more beneficiaries of the Trust as determined pursuant to Article VII, Section 3(d) hereof; provided that each organization must be described in Section

501(c)(3) of the Code and contributions to each organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

“BUSINESS DAY” means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in the State of New York are authorized or required by law, regulation or executive order to close.

“COMMON STOCK OWNERSHIP LIMIT” means 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, or such other percentage determined by the Board of Directors in accordance with Article VII, Section 2(f) hereof.

“CONSTRUCTIVE OWNERSHIP” means ownership of shares of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code.  The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have correlative meanings.

“EXCEPTED HOLDER” means a holder of shares of Equity Stock for whom an Excepted Holder Limit is created by the Board of Directors pursuant to Article VII, Section 2(f) hereof.

“EXCEPTED HOLDER LIMIT” means, provided that the affected holder of Equity Stock agrees to comply with the requirements established by the Board of Directors pursuant to Article VII, Section 2(f) hereof, the percentage limit established by the Board of Directors pursuant to Article VII, Section 2(f) hereof, subject to adjustment pursuant to Article VII, Section 2(g) hereof.

“NON-TRANSFER EVENT” means any event or other changes in circumstances other than a purported Transfer, including, without limitation, any change in the value of any shares of Equity Stock and any redemption of any shares of Equity Stock.

“OWNERSHIP LIMIT” means the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, subject to adjustment pursuant to Article VII, Section 2(g) hereof.

“PURPORTED BENEFICIAL TRANSFEREE” shall mean, with respect to any purported Transfer or Non-Transfer Event that results in Excess Stock as defined in Section 2(a)(ii) of this Article VII, the purported beneficial transferee (determined under the principles of Section 856(a)(5) of the Code) for whom the Purported Record Transferee would have acquired shares of Equity Stock, if such Transfer had been valid under Section 2(a)(i) of this Article VII.

“PURPORTED RECORD TRANSFEREE” shall mean, with respect to any purported Transfer or Non-Transfer Event that results in Excess Stock as defined below in Section 2(a)(ii) of this Article VII, the purported record transferee of the Equity Stock who would have acquired such record ownership of shares of Equity Stock if such Transfer had been valid under Section 2(a)(i) of this Article VII.

“RESTRICTION TERMINATION DATE” means the first day on which the Board of Directors determines, pursuant to Article VII, Section 10 hereof, that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Equity Stock set forth in this Article VII are no longer required for the Company to qualify as a REIT.

“SDAT” means the State Department of Assessments and Taxation of Maryland.

“TRANSFER” means any issuance, sale, transfer, gift, assignment, devise or other disposition of, as well as any other event that causes any Person to acquire, Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of, or any agreement to acquire Equity Stock or the right to vote or receive dividends or other Distributions on, Equity Stock, including, without limitation, (i) the issuance and transfer to holders of shares or interests of another entity that is merged with the Company of shares of Equity Stock as a result of such merger, (ii) a change in the capital structure of the Company, (iii) a change in the relationship between two or more Persons which causes a change in ownership of shares of Equity Stock by application of either Section 544 of the Code, as modified by Section 856(h) of the Code, or Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code, (iv) the grant or exercise of any option or warrant (or any disposition of any option or warrant, or any event that causes any option or warrant not theretofore exercisable to become exercisable), pledge, security interest or similar right to acquire shares of Equity Stock, (v) any disposition of any securities or rights convertible into or exchangeable for shares of Equity Stock or any interest in shares of Equity Stock or any exercise of any such conversion or exchange right, (vi) Transfers of interests in other entities that result in changes in Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of Equity Stock, and (vii) any change in the value of one class or series of shares of Equity Stock relative to the value of any other class or series of shares of Equity Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned, Beneficially Owned or beneficially owned (determined under the principles of Section 856(a)(5) of the Code) and whether by operation of law or otherwise.  The terms “Transferring” and “Transferred” shall have correlative meanings.

“TRUST” means any separate trust created and administered in accordance with the terms of Article VII, Section 3 hereof for the exclusive benefit of any Beneficiary.

“TRUSTEE” means the Person unaffiliated with both the Company and any Prohibited Owner that is a “United States person” within the meaning of Section 7701(a)(30) of the Code and is appointed by the Company to serve as trustee of the Trust.

Section 2.        ~~Stockholder Options. Stockholders who vote “no” on the proposed Roll-Up shall have the choice of: (a) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or (b) one of either; (i) remaining as Stockholders of the Company and preserving their interests therein on the same terms and conditions as previously existed, or (ii) receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the net assets of the Company.~~  Equity Stock.

(a)        Ownership Limitations.  Prior to the Restriction Termination Date:

(i)         Basic Restrictions.  (A) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Equity Stock in excess of the Excepted Holder Limit for such Excepted Holder; (B) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership of Equity Stock would result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year); (C) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would result in the Company failing to qualify as a REIT; (D) no Person shall Beneficially Own or Constructively Own shares of Equity Stock to the extent that such Beneficial Ownership or Constructive Ownership would cause any income of the Company that would otherwise qualify as “rents from real property” for purposes of Section 856(d) of the Code to fail to qualify as such (including, but not limited to, Beneficial Ownership or Constructive Ownership that would result in the Company actually owning or Constructively Owning an interest in a tenant that is described in Section 856(d)(2)(B) of the Code); and (E) any Transfer of shares of Equity Stock that, if effective, would result in the Equity Stock being beneficially owned by fewer than one hundred (100) persons (determined under principles applicable to Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock.

(ii)        Transfer in Trust. If any Transfer of shares of Equity Stock or Non-Transfer Event occurs that, if effective or otherwise, would result in any Person Beneficially Owning or Constructively Owning shares of Equity Stock in violation of Article VII, Section 2(a)(i)(A) or (B) hereof, then (A) that number of shares of Equity Stock the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Article VII, Section 2(a)(i) (A) or (B) hereof (rounded up to the next whole share) (such shares the “Excess Stock”) shall be automatically transferred to a Trust for the benefit of a Beneficiary, as described in Article VII, Section 3 hereof, effective as of the close of business on the Business Day immediately preceding the date of such Transfer or Non-Transfer Event, and such Person (or, if different, the direct or Beneficial Owner of such shares) shall acquire no rights in such shares (or shall be divested of its rights in such shares); (B) if the transfer to the Trust described in subclause (A) of this sentence would not be effective for any reason to prevent the violation of Article VII, Section 2(a)(i)(A) or (B) hereof, then the Transfer of that number of shares of Equity Stock that otherwise would cause any Person to violate Article VII, Section 2(a)(i)(A) or (B) hereof shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Equity Stock; or (C) if the transfer to the Trust described in subclause (A) of this sentence as a result of a Non-Transfer Event would not be effective for any reason to prevent the violation of Article VII, Section 2(a)(i)(A) or (B) hereof, then the Non-Transfer Event that otherwise would cause any Person to violate Article VII, Section 2(a)(i)(A) or (B) hereof shall be void ab initio to the extent that the Company has the legal ability to void the Non-Transfer Event, and the intended transferee shall acquire no rights in such shares of Equity Stock.  To the extent that, upon a transfer of shares pursuant to this Article VII, Section 2(a)(ii), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares by a single Trust would violate the 100 stockholder requirement applicable to REITs), then shares shall be transferred to that number of Trusts, each having a distinct Trustee and a Beneficiary or Beneficiaries that are distinct from those of each other Trust, such that there is no violation of any provision of this Article VII.

(iii)       Inapplicability to Series A Preferred Stock.  Notwithstanding any provision of this Article VII of these Articles to the contrary, the Series A Preferred Stock is not subject to the provisions of this Article VII of these Articles and is subject to the provisions of Section 5(j) of Article V of these Articles.

(b)        Remedies for Breach.  If the Board of Directors or its designee (including any duly authorized committee of the Board of Directors) shall at any time determine in good faith that a Transfer or Non-Transfer Event has taken place that results in a violation of Article VII, Section 2(a) hereof or that a Person intends to acquire or has attempted to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of any shares of Equity Stock in violation of Article VII, Section 2(a) hereof (whether or not such violation is intended), the Board of Directors or its designee may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Non-Transfer Event, including, without limitation, causing the Company to redeem shares of Equity Stock, refusing to give effect to such Transfer on the books and records of the Company or instituting proceedings to enjoin such Transfer or Non-Transfer Event; provided, however, that any Transfer or attempted Transfer or Non-Transfer Event that results in violation of Article VII, Section 2(a) hereof shall automatically result in the transfer to the Trust described therein, and, where applicable, such Transfer (or Non-Transfer Event) shall be void ab initio as provided in Article VII, Section 2(a) hereof irrespective of any action (or non-action) by the Board of Directors or its designee.

(c)        Owners Required to Provide Information.  Prior to the Restriction Termination Date:

(i)         every owner of more than five percent (5.0%) (or such lower percentage as required by the Code) of the outstanding shares of Equity Stock shall, within thirty days after the end of each taxable year, give written notice to the Company stating the name and address of such owner, the number of shares of each class and series of Equity Stock Beneficially Owned and a description of the manner in which the shares are held and any additional information as the

Company may request in order to determine the effect, if any, of such Beneficial Ownership on the Company’s status or qualification as a REIT and to ensure compliance with the Ownership Limits and the other restrictions set forth herein;

(ii)        each Person who is a Beneficial Owner or Constructive Owner of Equity Stock and each Person (including the stockholder of record) who is holding Equity Stock for a Beneficial Owner or Constructive Owner shall provide to the Company any information as the Company may request, in good faith, in order to determine the Company’s status or qualification as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance; and

(iii)       any Person who acquires or attempts or intends to acquire Beneficial Ownership, Constructive Ownership or beneficial ownership (determined under the principles of Section 856(a)(5) of the Code) of shares of Equity Stock that will or may violate Article VII, Section 2(a)(i), or any Person who held or would have owned shares of Equity Stock that resulted in a Transfer to the Trust pursuant to the provisions of Article VII, Section 2(a)(ii), shall (A) immediately give written notice to the Company of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice to the Company and (B) shall provide to the Company any other information as the Company may request in order to determine the effect, if any, of such Transfer on the Company’s status or qualification as a REIT.

(d)       Remedies Not Limited.  Nothing contained in this Article VII, Section 2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its stockholders in preserving the Company’s status or qualification as a REIT.

(e)        Ambiguity.  In the case of an ambiguity in the application of any of the provisions of this Article VII, or any definition contained in this Article VII, the Board of Directors shall have the power to determine the application of the provisions of this Article VII or any such definition with respect to any situation based on the facts known to the Board of Directors.  In the event any section of this Article VII requires an action by the Board of Directors and these Articles fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of these Articles or the MGCL.

(f)        Exceptions.

(i)         Subject to Article VII, Section 2(a)(i)(B) hereof, the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from one or both of the Ownership Limits, may establish or increase an Excepted Holder Limit for such Person and may retroactively waive or prospectively exempt a Person from the ownership limitations set forth in Article VII, Section 2(a)(i)(A) if:  (i) the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain that its Beneficial Ownership or Constructive Ownership of Equity Stock will not violate Article VII, Section 2(a)(i)(B) hereof; (ii) such Person does not, and represents that it will not, actually own or Constructively Own, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) that would cause the Company to actually own, or Constructively Own, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant, and the Board of Directors obtains such representations and undertakings from the Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Company (or an entity owned or controlled by the Company) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Company’s ability to qualify as a REIT shall not be treated as a tenant of the Company); and (iii) such Person agrees that any violation or attempted violation of such covenants (or other action that is contrary to the restrictions contained in this Article VII) will result in such shares of Equity Stock being automatically transferred to a Trust in accordance with Article VII, Section 2(a)(ii) and Article VII, Section 3 hereof.

(ii)        Prior to granting any exception pursuant to Article VII, Section 2(f)(i) hereof, the Board of Directors may require a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company’s status or qualification as a REIT.  Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception or waiver establishing or increasing an Excepted Holder Limit.

(iii)       Subject to Article VII, Section 2(a)(i)(B) hereof, any person acting as an underwriter who participates in a public offering or a private placement of Equity Stock (or securities convertible into or exchangeable for Equity Stock) may Beneficially Own or Constructively Own shares of Equity Stock (or securities convertible into or exchangeable for Equity Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to enable the person to act as an underwriter in connection with the public offering or private placement.

(iv)       The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time; or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder.  No Excepted Holder Limit shall be reduced to a percentage that is less than the Aggregate Stock Ownership Limit and/or Common Stock Ownership Limit, as applicable.

(g)        Increase or Decrease in Aggregate Stock Ownership and Common Stock Ownership Limits. Subject to Article VII, Section 2(a)(i)(B) hereof, the Board of Directors may from time to time increase one or both of the Ownership Limits for one or more Persons and decrease one or both of the Ownership Limits for all other Persons (or all Persons); provided, however, that any decreased Ownership Limit will not be effective for any Person whose percentage ownership in shares of Equity Stock is in excess of such decreased Ownership Limit until such time as such Person’s percentage of shares of Equity Stock equals or falls below the decreased Ownership Limit, but any further acquisition of shares of Equity Stock in excess of such percentage ownership of shares of Equity Stock will be in violation of the Ownership Limit and, provided further, that the new Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding shares of Equity Stock or otherwise result in the Company being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) if five unrelated individuals were to Beneficially Own the five largest amounts of Equity Stock permitted to be Beneficially Owned under each Excepted Holder Limit, as applied to an Excepted Holder, and such new Ownership Limits with respect to each other holder of Equity Stock, taking into account the immediately preceding proviso permitting ownership in excess of decreased Ownership Limits in certain cases.

(h)        Legend.  Each certificate for shares of Equity Stock, if certificated, shall bear a legend that substantially describes the foregoing restrictions on transfer and ownership, or, instead of such legend, the certificate, if any, may state that the Company will furnish a full statement about certain restrictions on transferability to a holder of Equity Stock on request and without charge.

Section 3.        ~~Restrictions. The Company may not participate in any proposed Roll-Up which would: (a) result in the Stockholders having rights to meetings less frequently or which are more restrictive to Stockholders than those provided in these Articles; (b) result in the Stockholders having voting rights that are less than those provided in these Articles; (c) result in the Stockholders having greater liability than as provided in these Articles; (d) result in the Stockholders having rights to receive reports that are less than those provided in these Articles; (e) result in the Stockholders having access to records that are more limited than those provided in these Articles; (f) include provisions which would operate to materially impede or frustrate the accumulation of Shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity); (g) limit the ability of an investor to exercise the voting rights of its securities in the Roll-Up Entity on the basis of the number of Shares held by that investor; (h) result in investors in the Roll-Up Entity having rights of access to the records of the Roll-Up Entity that are less than those provided in these Articles; or (i) place any of the costs of the transaction on the Company if the Roll-Up is not approved by the Stockholder; provided, however, that nothing herein shall be construed to prevent participation in any proposed Roll-Up which would result in Stockholders having rights and restrictions comparable to those contained in these Articles, with the prior approval of a majority of the Stockholders.~~ Transfer of Equity Stock in Trust.

(a)        Trust for Excess Stock. Upon any purported Transfer or Non-Transfer Event that results in Excess Stock pursuant to Section 2(a) of this Article VII, such

Excess Stock shall be deemed to have been transferred to the Trustee, as trustee of a Trust for the benefit of one or more Beneficiaries.  Such Transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or Non-Transfer Event that results in the Transfer to the Trust pursuant to Section 2(a) of this Article VII.  Shares of Excess Stock so held in trust shall be issued and outstanding stock of the Company. The Purported Record Transferee shall have no rights in such Excess Stock except as provided in Section 3(c) or 3(d) of this Article VII. The Purported Beneficial Transferee shall have no rights in such Excess Stock except as provided in Section 3(c) or 3(d) of this Article VII.  Each Beneficiary shall be designated by the Company as provided in Section 3(e) of this Article VII.

(b)        Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to Excess Stock, which rights shall be exercised for the exclusive benefit of the Beneficiary.  Any dividend or other distribution paid prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee shall be paid by the recipient of such dividend or other distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee.  Any dividends or other distributions so paid over to the Trustee shall be held in trust for the Beneficiary.  The Purported Record Transferee shall have no voting rights with respect to Excess Stock and, subject to Maryland law, effective as of the date that shares of Equity Stock have been Transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee and (ii) to resubmit a proxy or recast such vote in accordance with the desires of the Trustee acting for the benefit of the Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote.  Notwithstanding the provisions of this Article VII, until the Company has received notification that shares of Equity Stock have been Transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

(c)        Sale of Excess Stock by Trustee. Within 20 days of receiving notice from the Company that shares of Equity Stock have been Transferred to the Trust, the Trustee shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 2(a) of this Article VII.  Upon such sale, the interest of the Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee or Purported Beneficial Transferee, as applicable, and to the Beneficiary as provided in this Section 3(c) of Article VII.  The Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall receive the lesser of (i) the price paid by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, for the shares or, if the Purported Beneficial Transferee or Purported Record Transferee, as applicable, did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (ii) the sale proceeds received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust.  The Trustee may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which has been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and is owed by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, to the Trustee pursuant to Section 3(b) of this Article VII.  Any net sales proceeds in excess of the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, shall be immediately paid to the Beneficiary.  If, prior to the discovery by the Company that shares of Equity Stock have been Transferred to the Trustee, such shares are sold by a Purported Beneficial Transferee or Purported Record Transferee, as applicable,, then (x) such shares shall be deemed to have been sold on behalf of the Trust and (y) to the extent that the Purported Beneficial Transferee or Purported Record Transferee, as applicable, received an amount for such shares that exceeds the amount that such Purported Beneficial Transferee or Purported Record Transferee, as applicable, was entitled to receive pursuant to this Section 3(c) of Article VII, such excess shall be paid to the Trustee upon demand.

(d)       Call by Company on Excess Stock. Shares of Excess Stock shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of:  (i) the price per share in the transaction that resulted in such Excess Stock (or, in the case of a devise or gift, the Market Price at the time of such devise or gift); and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer until the Trustee has sold the Excess Stock pursuant to Section 3(c) of this Article VII.  Upon such a sale to the Company, the interest of the Beneficiary in the Excess Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Beneficial Transferee or Purported Record Transferee, as applicable,.  The Company may reduce the amount payable to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, by the amount of dividends and other distributions which have been paid to the Purported Beneficial Transferee or Purported Record Transferee, as applicable, and are owed by the Purported Beneficial Transferee or Purported Record Transferee, as applicable, to the Trustee pursuant to Section 3(b) of this Article VII.  The Company shall pay the amount of such reduction to the Trustee for the benefit of the Beneficiary.

(e)        Designation of Charitable Beneficiaries.  The Company shall designate one or more nonprofit organizations to be the Beneficiary of the interest in the Trust such that (i) Excess Stock held in the Trust would not violate the restrictions set forth in Section 2(a) of this Article VII in the hands of such Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A) (other than (vii) or (viii) thereof), 2055 and 2522 of the Code.  Neither the failure of the Company to make such designation nor the failure of the Company to appoint the Trustee before the automatic transfer provided for in Section 3(a) of this Article VII shall make such transfer ineffective, provided that the Company thereafter makes such designation and appointment.  The designation of a nonprofit organization as a Beneficiary shall not entitle such nonprofit organization to serve in such capacity and the Company may, in its sole discretion, designate a different nonprofit organization as the Beneficiary at any time and for any or no reason.  Any determination by the Company with respect to the application of this Article VII shall be binding on each Beneficiary.

Section 4.        Enforcement.  The Company is specifically authorized to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 5.        Non-Waiver.  No delay or failure on the part of the Company or the Board of Directors in exercising any right under this Article VII shall operate as a waiver of any right of the Company or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

Section 6.        Settlement.  Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system.  The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.        Severability.  If any provision of this Article VII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

ARTICLE VIII~~Article XIV~~
AMENDMENTS

The Company reserves the right from time to time to make any amendment to these Articles, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles, of any ~~shares of outstanding stock. Without concurrence of a majority of the outstanding Shares, the Directors may not: (a) amend the Articles, except for amendments which do not adversely affect the rights, preferences and privileges of the Stockholders, including amendments to provisions relating to Director qualifications, fiduciary duty, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (b) sell all or substantially all of the Company assets other than in the ordinary course of the Company’s business or in connection with liquidation and dissolution; (c) cause a merger or other reorganization of the Company; or (d) dissolve or liquidate the Company, other than before the initial investment in a property by the Company. For purposes of the above provision, a sale of all or substantially all of the Company assets shall mean the sale of two-thirds or more of the Company’s assets based on the total number of properties or the current fair market value of these assets.~~ outstanding shares of stock.  All rights and powers conferred by these Articles on stockholders, Directors and officers are granted subject to this reservation..

ARTICLE IX
EXTRAORDINARY ACTIONS

Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of stockholders entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter.

ARTICLE X~~Article XV~~
LIMITATION OF LIABILITY

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no ~~director~~Director or officer of the Company shall be liable to the Company or its stockholders for money damages. Neither the amendment nor repeal of this Article ~~XV~~VIII, nor the adoption or amendment of any other provision of these Articles or of the Bylaws~~, as amended, of the Company~~ inconsistent with this Article ~~XV~~VIII, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption~~,~~.

THIRD:           The amendment to and restatement of the charter of the Company as hereinabove set forth has been duly advised by the ~~board~~Board of ~~directors~~Directors and approved by the stockholders of the Company as required by law.  ~~Immediately before this amendment and restatement, the total number of shares of stock that the Company had authority to issue was one hundred million (100,000,000) shares of common stock, $0.01 par value per share (which is the same per-share par value of the stock of the Company as of the filing and acceptance of these Fourth Articles of Amendment and Restatement) and six million (6,000,000) shares of preferred stock, $0.01 par value per share (which is the same per-share par value of the stock of the Company as of the filing and acceptance of these Fourth Articles of Amendment and Restatement).  The pre-amendment and restatement aggregate par value of all authorized shares having a par value was one million sixty thousand dollars ($1,060,000.00).  The number of shares of each class, the par value of the shares of stock of each class, and the aggregate par value of all the shares of all classes, upon the effectiveness of this amendment and restatement of the charter, is set forth in Section 1 of Article IV.~~

FOURTH:       The current address of the principal office of the Company ~~in the State of Maryland~~ is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH:            The name and address of the Company’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH:           The number of directors of the ~~Company~~Corporation and the names of those currently in office are as set forth in Article ~~VII~~VI of the foregoing amendment and restatement of the charter.

SEVENTH:     The undersigned ~~President of Inland Real Estate Corporation~~ acknowledges these ~~Fourth~~Fifth Articles of Amendment and Restatement to be the corporate act of the Company and as to all matters or facts required to be verified under oath, the undersigned ~~President~~ acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[The remainder of this page intentionally blank]

IN WITNESS WHEREOF, the Company has caused these ~~Fourth~~Fifth Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Secretary, Vice President and General Counsel on this ~~27~~__th day of ~~June, 2005.~~_______________, ____.

INLAND REAL ESTATE CORPORATION

By:	~~/s/ Robert D. Parks~~
Name:	~~Robert D~~Mark E. ~~Parks~~Zalatoris
Title:	President and Chief Executive Officer

ATTEST: INLAND REAL ESTATE CORPORATION

By:	~~/s/ David J. Kayner~~
Name:	~~David J. Kayner~~Beth Sprecher Brooks
Title:	Secretary, Vice President and General Counsel

Inland Real Estate Corporation

INLAND REAL ESTATE CORPORATION

ATTN: DAWN BENCHELT
2901 BUTTERFIELD ROAD
OAK BROOK, IL 60523

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

1 OF 2

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME

THE COMPANY NAME INC. - COMMON
THE COMPANY NAME INC. - CLASS A
THE COMPANY NAME INC. - CLASS B
THE COMPANY NAME INC. - CLASS C
THE COMPANY NAME INC. - CLASS D
THE COMPANY NAME INC. - CLASS E
THE COMPANY NAME INC. - CLASS F
THE COMPANY NAME INC. - 401 K

CONTROL #                000000000000

SHARES                                           123,456,789,012.12345

123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345
123,456,789,012.12345

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. Election of Directors
01 Thomas P. D’Arcy	☐	☐	☐
02 Daniel L. Goodwin	☐	☐	☐
03 Joel G. Herter	☐	☐	☐
04 Heidi N. Lawton	☐	☐	☐
05 Thomas H. McAuley	☐	☐	☐
06 Thomas R. McWilliams	☐	☐	☐
07 Joel D. Simmons	☐	☐	☐

	For	Against	Abstain
The Board of Directors recommends you vote FOR proposals 2, 3(a), 3(b) and 4.

2 Ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

3(a) Approve the amendment and restatement of our charter to remove provisions originally included to comply with the “NASAA REIT Guidelines” as described in the proxy materials.	☐	☐	☐

3(b) Approve the amendment and restatement of our charter to accord generally with the practices of other REITs listed on the New York Stock Exchange as described in the proxy materials.	☐	☐	☐

4 Adopt a non-binding advisory resolution approving our executive compensation.	☐	☐	☐

NOTE: Such other business that may properly be presented at the annual meeting.

	Yes	No

Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample

1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

SHARES CUSIP # SEQUENCE #

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

0000174765_1 R1.0.0.51160	02 0000000000

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10K Wrap is/are available at www.proxyvote.com.

INLAND REAL ESTATE CORPORATION
Annual Meeting of Stockholders
June 27, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas P. D’Arcy, Mark E. Zalatoris and Beth Sprecher Brooks, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INLAND REAL ESTATE CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholder(s) to be held at 10:00 AM, CDT on 6/27/2013, at the Inland Real Estate Corporation 2901 Butterfield Road Oak Brook, Illinois 60523, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

0000174765_2 R1.0.0.51160